As filed with the Securities and Exchange Commission on April 2 4 , 201 4
Registration No. 333-113442/811-8878

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO. ( )
POST-EFFECTIVE AMENDMENT NO. 1 4 (X)
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 49 (X)
(Check appropriate box or boxes)

TFLIC SERIES LIFE ACCOUNT
(Exact Name of Registrant)

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
(Name of Depositor)
440 Mamaroneck Avenue
Harrison, NY 10528
(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code:
(727) 299-1800

Arthur D. Woods, Esq.
Vice President, Assistant Secretary and Counsel
Transamerica Financial Life Insurance Company
P.O. Box 9054
Clearwater, FL 33758-9054
(Name and Address of Agent for Service)

Copy to:

Mary Jane Wilson-Bilik, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
X on May 1, 201 4 pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
___ on Date , pursuant to paragraph (a)(1)

If appropriate, check the following box:

___This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

PROSPECTUS
May1, 201 4                                                                                                                                         marked

TFLIC FREEDOM ELITE BUILDER IISM
issued through
TFLIC Series Life Account
by
Transamerica Financial Life Insurance Company
440 Mamaroneck Avenue
Harrison, New York 10528

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-322-7353 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Communication	www.tflic.com/ny
All payments made by check, and all claims , correspondence and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the TFLIC Freedom Elite Builder IISM, a flexible premium variable life insurance policy (the “Policy”).  You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the TFLIC Series Life Account, which invests through its subaccounts in portfolios of the Transamerica Series Trust  – Initial Class (the “Series Trust”), the Fidelity Variable Insurance Products Funds – Service Class 2 (“Fidelity VIP Funds”), the ProFunds, the Access One Trust ("Access Trust"), the AllianceBernstein Variable Products Series Fund, Inc. (“AllianceBernstein”), and the Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton”), (collectively, the “funds”).  Please refer to the next page of this prospectus for the list of portfolios available to you under the Policy.

The value of your Policy that is allocated to the subaccounts may fluctuate.  You bear the risk that your Policy value may decrease.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. Additionally, it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus.  Certain portfolios may not be available. Please read these documents before investing and save them for future reference.

T he Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Portfolios Available Under Your Policy

Transamerica Series Trust:*	Transamerica Series Trust (Cont.):	ProFunds (Cont.)
➢ Transamerica Aegon Active Asset Allocation – Conservative VP	➢ Transamerica Morgan Stanley Mid-Cap Growth VP	➢ ProFund VP Japan
➢ Transamerica Aegon Active Asset Allocation – Moderate Growth VP	➢ Transamerica Multi-Managed Balanced VP	➢ ProFund VP Mid-Cap
➢ Transamerica Aegon Active Asset Allocation – Moderate VP	➢ Transamerica PIMCO Tactical-Balanced VP	➢ ProFund VP Money Market
➢ Transamerica Aegon High Yield Bond VP	➢ Transamerica PIMCO Tactical-Conservative VP	➢ ProFund VP NASDAQ-100
➢ Transamerica Aegon Money Market VP	➢ Transamerica PIMCO Tactical-Growth VP	➢ ProFund VP Oil & Gas
➢ Transamerica Aegon U.S. Government Securities VP	➢ Transamerica PIMCO Total Return VP	➢ ProFund VP Pharmaceuticals
➢ Transamerica AllianceBernstein Dynamic Allocation VP	➢ Transamerica Systematic Small/Mid Cap Value VP	➢ ProFund VP Precious Metals
➢ Transamerica Asset Allocation – Conservative VP	➢ Transamerica T. Rowe Price Small Cap VP	➢ ProFund VP Short Emerging Markets
➢ Transamerica Asset Allocation – Growth VP	➢ Transamerica Torray Concentrated Growth VP	➢ ProFund VP Short International
➢ Transamerica Asset Allocation – Moderate Growth VP	➢ Transamerica Vanguard ETF Portfolio-Balanced VP	➢ ProFund VP Short NASDAQ-100
➢ Transamerica Asset Allocation – Moderate VP	➢ Transamerica Vanguard ETF Portfolio-Growth VP	➢ ProFund VP Short Small-Cap
➢ Transamerica Barrow Hanley Dividend Focused VP	➢ Transamerica WMC Diversified Growth VP	➢ ProFund VP Small-Cap
➢ Transamerica BlackRock Global Allocation VP	Fidelity Funds:	➢ ProFund VP Small- Cap Value
➢ Transamerica BlackRock Tactical Allocation VP	➢ Fidelity VIP Index 500 Portfolio	➢ ProFund VP Telecommunications
➢ Transamerica Clarion Global Real Estate Securities VP	ProFunds:	➢ ProFund VP UltraNASDAQ-100
➢ Transamerica International Moderate growth VP	➢ Profund VP Asia 30	➢ ProFund VP UltraSmall-Cap
➢ Transamerica JP Morgan Core Bond VP	➢ ProFund VP Basic Materials	➢ ProFund VP U.S. Government Plus
➢ Transamerica JP Morgan Enhanced Index VP	➢ ProFund VP Bull	➢ ProFund VP Utilities
➢ Transamerica JPMorgan Tactical Allocation VP	➢ ProFund VP Consumer Services	Access Trust:
➢ Transamerica Janus Balanced VP	➢ ProFund VP Emerging Markets ➢	➢ Access VP High Yield Fund
➢ Transamerica Jennison Growth VP	➢ ProFund VP Europe 30	AllianceBernstein Variable Products Series Fund, Inc.:
➢ Transamerica MFS International Equity VP	➢ ProFund VP Falling U.S. Dollar	➢ AllianceBernstein Balanced Wealth Strategy Portfolio
➢ Transamerica Morgan Stanley Capital Growth VP	➢ ProFund VP Financials	Franklin Templeton Variable Products Trust:
	➢ ProFund VP International	➢ Franklin Founding Funds Allocation VIP Fund

*Transamerica JPMorgan Mid Cap Value VP, previously offered as an investment option under the Policy, does not accept new investments from current or prospective investors; the prospectus for this portfolio was mailed to policyowners invested in the portfolio under separate cover.

Table of Contents                                   TFLIC Freedom Elite Builder II®

Policy Benefits/Risks Summary   TFLIC Freedom Elite Builder® II

This summary describes the Policy’s important benefits and risks.   The sections in this prospectus following this summary discuss the Policy in more detail.  Additional discussion is also included in the Statement of Additional Information (“SAI”).  For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•
The TFLIC Freedom Elite Builder® II is an individual flexible premium variable life insurance policy, which gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred accumulation of cash value.

•
The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you.  You should only purchase the Policy if you have the financial ability to keep it in force for a substantial period of time.  You should consider the Policy in conjunction with other insurance that you own.

•	We offer three (3) bands of coverage under the Policy depending on the initial specified amount of insurance you have selected and any adjustments to the specified amount after issue:

                  • Band 1: $50,000 - $249,999

•	Band 2: $250,000 - $499,999

                  • Band 3: $500,000 and above

•	Certain Policy charges are based on the band of coverage. Generally, the higher the band the lower the charges.

•	Your Policy offers supplemental riders, and depending on which riders are selected, certain charges may be deducted from the Policy’s cash value as part of the monthly deductions.

•	You may cancel your Policy within 10 days after you receive it and receive a refund. Please refer to “Canceling a Policy” for more details.

•
You may apply for an increase in the specified amount at any time before the insured’s 86th birthday, and you may decrease the specified amount after your Policy has been in force for three years, but you may not increase and decrease the specified amount in the same Policy year. If approved, the change will take effect on the next Policy Monthiversary.  Changes are not allowed after the insured reaches age 95. The amount of your decrease may be limited.  For further details, please see “Death Benefits – Increasing/Decreasing the Specified Amount.”

•	You can invest your net premium in, and transfer your cash value to, subaccounts. Your cash value will fluctuate with the daily performance of the portfolios in which the subaccounts invest.

•
You may place your money in the fixed account where it earns an interest rate declared in advance for a specified period (at least 2% annual interest) or in any of the subaccounts of the TFLIC Series Life Account (the “Separate Account”) which are described in this prospectus.

•
The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges that we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals).   Investment r eturns are not guaranteed. The Policy is not suitable as a short-term investment or savings vehicle.

•
Your Policy has a no lapse guarantee which means that as long as certain requirements are met, your Policy will remain in force and no grace period will begin until the no lapse date shown on your Policy schedule page.  This is true even if your net surrender value is too low to pay the monthly deductions as long as, on any Monthiversary, you have paid premiums (minus any cash withdrawals, minus any outstanding loan amount including  any accrued loan interest) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.  The no lapse guarantee is discussed in more detail in the section of this prospectus entitled “Policy Lapse and Reinstatement.”

•
There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge during the first 10 Policy years and for 10 years from the date of any increase in the specified amount of life insurance coverage that you select.

Flexibility

The Policy is designed to be flexible to meet your specific circumstances and life insurance needs.  Within certain limits, you can:

•	Choose the timing, amount and frequency of premium payments.

•	Change the Death Benefit Option.

•	Increase or decrease the amount of life insurance coverage.

•	Change the beneficiary.

•	Transfer cash value among investment options available under the Policy.

•	Take a loan against the Policy.

•	Take cash withdrawals or surrender the Policy.

Death Benefit

If the insured dies while the Policy is in force, we will pay a death benefit to the named beneficiary(ies) in accordance with the terms of the Policy. The amount of the death benefit generally depends on the specified amount of insurance that you select, the death benefit option that you choose, your Policy’s cash value, and any additional life insurance provided by riders that you purchase.  The death benefit proceeds are reduced by any outstanding loan amount, including accrued loan interest, and any charges that are due and unpaid if the insured dies during the grace period.

You may choose one of three Death Benefit Options:

•	Under Option A, the death benefit is the greatest of:
	>	The specified amount; or
	>	The minimum death benefit under the Guideline Premium Test or Cash Value Accumulation Test, whichever has been selected; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Under Option B, the death benefit is the greatest of:
	>	The specified amount plus the Policy's cash value on the date of the insured's death; or
	>	The minimum death benefit under the Guideline Premium Test or Cash Value Accumulation Test, whichever you have selected; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

•	Under Option C, the death benefit is the greatest of:
	>	The amount payable under Option A; or
	>	The specified amount, multiplied by an age-based "factor," plus the Policy's cash value on the date of the insured's death; or
	>	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.
You may choose between two federal income tax compliance tests for life insurance policies to calculate the minimum death benefit:

•	Cash Value Accumulation Test – generally does not limit the amount of premiums you can pay on your Policy.

•	Guideline Premium Test – limits the amount of premiums you can pay on your Policy, and the minimum death benefit will generally be smaller than under the Cash Value Accumulation Test.

The test you choose will generally depend on the amount of premiums you want to pay relative to your desired death benefit. Note: You may not change tests.

Further information regarding the death benefit options and the federal income tax compliance tests is included in the section below entitled “Death Benefit.” You should consult your tax advisor when choosing the tax test.

Cash Value

Cash value is the sum of the value of your investment in the subaccounts plus the value of the fixed account (including the loan reserve account), on any business day.  It is not guaranteed – it depends on the performance of the investment options that you have chosen, the timing and amount of premium payments you have made, Policy charges deducted, and how much you have withdrawn from the Policy.

You can access your cash value in several ways:

•
Withdrawals – You can withdraw part of your Policy’s net surrender value once each year after the first Policy year.  Withdrawals are described in more detail in the section of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals.”

•
Loans – After the first Policy year, you can take a loan from the Policy using your Policy’s net surrender value as security.  Loans and loan interest rates are described in more detail in the section of this prospectus entitled “Loans.”

•
Surrender – You can surrender or cash in your Policy for its net surrender value while the insured is alive. Surrenders are described in more detail in the section of this prospectus entitled “Surrenders and Cash Withdrawals – Surrenders.” You may pay a substantial surrender charge if you surrender the Policy.

Investment Options

You can choose to allocate your net premiums and cash value among the subaccounts, each of which invests in a corresponding portfolio of the various underlying funds.  Your Policy also offers a fixed account option, which provides a guaranteed minimum rate of interest.

You can transfer your cash value among the fixed account and the subaccounts during the life of your Policy. You can accumulate cash value among the fixed account and the subaccounts without paying any current income tax. We may limit the number of transfers out of the fixed account and, in some cases, may limit your transfer activity to deter disruptive trading and market timing. We may charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.  For more details, please refer to the section entitled "Transfers" in this prospectus.

Tax Information

We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should not be taxable income to the beneficiary.  If your Policy is not a Modified Endowment Contract (“MEC”) you will generally not be taxed on the gain in the Policy unless you take a cash withdrawal in excess of your basis in the Policy or a loan that is not repaid prior to surrender of your Policy.  If your Policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated first as taxable income to you to the extent of gain then in the policy and then as non-taxable recovery of basis.  In addition, such gains may be subject to a 10% penalty tax if received before age 59½.  Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more details.

Risks of Your Policy

Long-Term Financial Planning

The Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and/or other named beneficiaries.  It is not suitable as a short-term savings vehicle.  It may not be the right kind of policy if you plan to withdraw money or surrender the Policy for short-term needs. A charge may be assessed on withdrawals. You may pay substantial charges if you surrender your Policy. See the section of this prospectus entitled “Fee Tables” and your Policy for charges assessed when taking cash withdrawal s or surrendering your Policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their guaranteed maximum levels.  In the future, these charges may be increased up to the guaranteed (maximum) levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that your cash value will decrease.  Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value.  During times of poor investment performance, this deduction will have an even greater impact on your cash value.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, then we credit your fixed account value with interest at a rate declared by us.  You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 2%.

Risks of Managing General Account Assets

The general account assets of Transamerica Financial Life Insurance Company (“TFLIC”; Transamerica Financial” ; the “Company” ) are used to support the payment of the death benefit under the Policies. To the extent that Transamerica Financial is required to pay amounts in addition to the Policy’s subaccount value under the death benefit, such amounts will come from general account assets.  You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk, and are also subject to the claims of Transamerica Financial’s general creditors. Transamerica Financial’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent in the general account investments.

Premium Payments

If you choose the Guideline Premium Test, the federal tax laws limit the amount of premium payments you can make in relation to your Policy’s Death Benefit.  We may refuse all or part of a premium payment that you make, or remove all or part of a premium from your Policy and return it to you with earnings under certain circumstances to maintain qualification of the Policy as a life insurance contract for federal tax purposes.  Please refer to the section of this prospectus entitled “Premiums” for more details.

Lapse

Your Policy will stay in force as long as the net surrender value is sufficient to cover your monthly deductions and Policy charges, or as long as the no lapse guarantee is in effect.  Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have insurance coverage.  A Policy lapse may have adverse tax consequences. There are costs associated with reinstating a lapsed Policy.  For a detailed discussion of your Policy’s Lapse and Reinstatement provisions, please refer to the section of this prospectus entitled “Policy Lapse and Reinstatement.”

Withdrawals and Loans

Making a withdrawal or taking a loan may:

•	Reduce your Policy’s specified amount.
•	Reduce the death benefit proceeds paid to your beneficiary.
•	Make your Policy more susceptible to lapsing.
•	Trigger federal income taxes and possibly a penalty tax.

Cash withdrawals will reduce your cash value. Withdrawals, especially those taken during periods of poor investment performance by the subaccounts , could considerably reduce or eliminate some benefits or guarantees of the Policy. Federal income taxes and a penalty tax may apply to loans, cash withdrawals and surrenders.  Please see the section of this prospectus entitled “Federal Tax Considerations.”

Be sure to plan carefully before using these Policy benefits. For a detailed description of withdrawals and loans, and any associated risks, please see the sections of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals” and “Loans.”

Surrenders

If you surrender your Policy during the first 10 Policy years (or during the 10 year period following an increase in specified amount) you will pay a surrender charge. The surrender charge may be significant. Federal income tax and/or a penalty tax may also apply.  Please see the section of this prospectus entitled “Federal Income Tax Considerations.”

Tax Consequences of Withdrawals, Surrenders and Loans

You may be subject to income tax if you take any withdrawals or surrender the Policy, or if your Policy lapses and you have not paid any outstanding Policy indebtedness. If your Policy is a MEC, cash withdrawals, surrenders, assignments, pledges, and loans that you receive or make during the life of the Policy may be taxable and subject to a federal tax penalty equal to 10% of the taxable amount if taken prior to reaching age 59½.   Other t ax issues to consider when you own a life insurance policy are described in more detail in the section of this prospectus entitled “Federal Income Tax Considerations.”

Note:  You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus.  Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any portfolio will meet its investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy.  Please Note: We have presented two versions of each table. Section A includes the fee tables for Policies that are applied for on or after November 18, 2008, regardless of when such Policies are issued, and are based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“2001 C.S.O. Tables”). Section B includes the fee tables for Policies that were applied for before November 18, 2008 and issued before January 1, 2009, and are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“1980 C.S.O. Tables”).  If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below.  These charges may not be representative of the charges you will pay.

SECTION A

Fee Tables for Policies Applied For On Or After November 18, 2008
(Based on the 2001 C.S.O. Tables)

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

The first table describes the fees and expenses that you will pay when buying or owning the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium	First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% on Policy with a specified amount from $250,000 - $499,999	First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% on Policy with a specified amount from $250,000 - $499,999
		Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999	Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999
		Never a charge on Policy with a specified amount of $500,000 or more	Never a charge on Policy with a specified amount of $500,000 or more
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

1The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges: $30 for overnight delivery ($35 for Saturday delivery); and $50 for wire service.  You can obtain further information about these charges by contacting our administrative office.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Surrender Charge3
Upon full surrender of the Policy during
the first 10 Policy years or during the first
10 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter
 Rider Level Premium)

Maximum Charge4		$57.00 per $1,000 of specified amount during the first Policy year	$57.00 per $1,000 of specified amount during the first Policy year
Minimum Charge5		$11.58 per $1,000 of specified amount during the first Policy year	$11.58 per $1,000 of specified amount during the first Policy year
Initial charge for a female insured, issue age 30, in the preferred-elite non-tobacco use class		$15.79 per $1,000 of specified amount during the first Policy year	$15.79 per $1,000 of specified amount during the first Policy year
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Terminal Illness Accelerated Death Benefit Rider7	When rider is exercised	Discount Factor	Discount Factor

3The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount.  Each increase in specified amount will have its own 10 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase.  (Note: Only the increase in specified amount is subject to the additional 10 year surrender charge period.)  The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor.  The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 10th Policy year after the Policy date (or date of any specified amount increase).  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be typical of the charges you will pay.  Please see the example in the “Surrender Charge” section of this prospectus.  More detailed information about the surrender charges applicable to you is available from your registered representative.
4This maximum surrender charge is based on an insured with the following characteristics: female, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5This minimum surrender charge is based on an insured with the following characteristics: female, issue age 0, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6The first 12 transfers per Policy year are free.
7We do not assess an administrative charge for this rider, however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit. The discount factor is based on the current yield on 90-day U.S. Treasury bills or 3%, whichever is greater.  For a complete description of the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Terminal Illness Accelerated Death Benefit Rider” in this prospectus.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 111	$10.00 per month during the first Policy year and $12.00 per month thereafter through attained age 110; $0 starting with attained age 111	$10.00 per month through attained age 110; $0 starting with attained age 111

Cost of Insurance8 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 111
Maximum Charge10		$49.94 per $1,000 of net amount at risk per month11	$47.44 per $1,000 of net amount at risk per month11
Minimum Charge12		$0.02 per $1,000 of net amount at risk per month11	$0.01 per $1,000 of net amount at risk per month11
Initial charge for a female insured, issue age 30, in the preferred elite non-tobacco use class, band 2		$0.06 per $1,000 of net amount at risk per month11	$0.05 per $1,000 of net amount at risk per month11

8Cost of insurance rates are based on a number of factors, including, but not limited to: the insured’s issue age, gender and underwriting class, the Policy’s specified amount, policy duration, and the amount at risk. Cost of insurance rates generally will increase each year with the age of the insured.  Cost of insurance rates are generally lower for each higher band of specified amount. For example, Band 2 (specified amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of Band 1 (specified amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
9 We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10 This maximum charge is based on an insured with the following characteristics: male, issue age 35, standard tobacco class, with an initial specified amount of less than $250,000 (Band 1) and in the 76th Policy year.  This maximum charge may also apply to insureds with other characteristics.
11The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12This minimum charge is based on an insured with the following characteristics: female, issue age 5, juvenile class, with an initial specified amount of $500,000 or higher (Band 3) and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Per Unit Charge13	Monthly, for up to 10 years on and after the Policy date, and on any increase in specified amount
Maximum Charge14		$0.16 per $1,000 of specified amount per month	$0.16 per $1,000 of specified amount per month
Minimum Charge15		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
Initial charge for an insured, issue age 30		$0.10 per $1,000 of specified amount per month	$0.10 per $1,000 of specified amount per month
Loan Interest Spread16	On Policy anniversary or earlier, as applicable17	1.0% (effective annual rate)	0.75% (effective annual rate)

13 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for a maximum of 10 years from the Policy date based on the issue age of the insured.  We also assess a new monthly per unit charge for a maximum of 10 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) that is based on the insured’s attained age on the date of the increase.
14 This maximum charge is based on an insured with the following characteristics: issue age 85.  This maximum charge may also apply to insureds with other characteristics.
15 This minimum charge is based on an insured with the following characteristics: issue age 5.  This minimum charge may also apply to insureds with other characteristics.
16 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we will charge preferred loan interest rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount   , including accrued loan interest .  Beginning at attained age 111, all loans, new and existing, will be considered preferred loans.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
17 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges:18
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 70
Maximum Charge19		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge20		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial charge for a female insured, issue age 30		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider21	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge22		$0.39 per $1,000 of base Policy net amount at risk per month11	$0.39 per $1,000 of base Policy net amount at risk per month10, 11
Minimum Charge23		$0.03 per $1,000 of base Policy net amount at risk per month11	$0.03 per $1,000 of base Policy net amount at risk per month11
Initial charge for a female insured, issue age 30		$0.06 per $1,000 of base Policy net amount at risk per month11	$0.06 per $1,000 of base Policy net amount at risk per month11

18 Optional Rider cost of insurance charges are based on a number of factors, including, but not limited to: each insured’s issue age or attained age, gender and underwriting class, Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
19 This maximum charge is based on an insured with the following characteristics: male, issue age 50 and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
20 This minimum charge is based on an insured with the following characteristics: male, issue age 45 and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
21 Disability Waiver of Monthly Deductions charges are based on the primary insured’s issue age, gender and net amount at risk. The charges shown are for Base Policy only (ie., without riders and benefits).  The addition of riders and other benefits would increase these charges. This charge does not vary once it is added to the Policy. The additional cost of insurance rates for the rider shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the Disability Waiver of Monthly Deductions Rider charges applicable to your Policy.  You can obtain more detailed information concerning your Disability Waiver of Monthly Deductions Rider charges by contacting your registered representative.
22 This maximum charge is based on an insured with the following characteristics: female, issue age 55. This maximum charge may also apply to insureds with other characteristics.
23 This minimum charge is based on an insured with the following characteristics: male, issue age 25.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued):
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Disability Waiver of Premium Rider24	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge25		$1.61 per $10 of monthly rider benefit	$1.61 per $10 of monthly rider benefit
Minimum Charge26		$0.27 per $10 of monthly rider benefit	$0.27 per $10 of monthly rider benefit
Initial charge for a female insured, issue age 30		$0.57 per $10 of monthly rider benefit	$0.57 per $10 of monthly rider benefit
Children’s Insurance Rider27	Monthly, on the Policy date and on each Monthiversary until the Monthiversary after the last insured child reaches his/her 25 th birthday (or until the death of the child)	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider28 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the other insured reaches attained age 79
Maximum Charge29		$6.51 per $1,000 of rider face amount per month	$6.51 per $1,000 of rider face amount per month
Minimum Charge		$0.02 per $1,000 of rider face amount per month30	$0.02 per $1,000 of rider face amount per month31
Initial charge for a female insured, issue age 30, in the non-tobacco use class		$0.06 per $1,000 of rider face amount per month	$0.03 per $1,000 of rider face amount per month

24 The charge for this rider is a level rate based on the primary insured’s issue age and gender.
25 This maximum charge is based on an insured with the following characteristics: female, issue age 55.  This maximum charge may also apply to insureds with other characteristics.
26 This minimum charge is based on an insured with the following characteristics: male, issue age 15.  This minimum charge may also apply to insureds with other characteristics.
27 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
28 Rider cost of insurance charges are based on a number of factors including, but not limited to the insured’s issue age, gender, underwriting class, the Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the insured.  The rider’s cost of insurance rates shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about the rider by contacting your registered representative.
29 This maximum charge is based on an insured with the following characteristics: male, issue age 63, standard tobacco underwriting class and in the 16th Policy year.  This maximum charge may also apply to insureds with other characteristics.
30 This minimum charge is based on an insured with the following characteristics:  female, issue age 10, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
31 This minimum charge is based on an insured with the following characteristics:  female, issue age 27, preferred elite non-tobacco class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued):
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Primary Insured Rider Plus28 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 79
Maximum Charge32		$6.51 per $1,000 of rider face amount per month	$6.51 per $1,000 of rider face amount per month
Minimum Charge30		$0.02 per $1,000 of rider face amount per month	$0.01 per $1,000 of rider face amount per month
Initial charge for a fe male insured, issue age 30, in the preferred elite non-tobacco use class		$0.06 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Inflation Fighter Rider Level Premium33	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of Insurance	Cost of Insurance
		Monthly Per Unit Charge	Monthly Per Unit Charge
		Surrender Charge	Surrender Charge

32 This maximum charge is based on an insured with the following characteristics:  male, age 25 at issue, standard tobacco underwriting class and in the 54th Policy year.  This maximum charge may also apply to insureds with other characteristics.
33 Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy.  Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of increase, the insured’s issue age at time of increase and the Policy duration from date of increase.  Each new layer of cost of insurance charge is based on, among other factors, the Insured’s issue age and Policy duration.

SECTION B

Fee Tables for Policies Applied For Before November 18, 2008 and Issued Before January 1, 2009
(Based on the 1980 C.S.O. Tables)

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
AND ISSUED BEFORE JANUARY 1, 2009

The first table describes the fees and expenses that you will pay when buying or owning the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium	First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% of premiums paid on Policy with a specified amount from $250,000 - $499,999	First 10 Policy years: 6% of premiums paid on Policy with a specified amount up to $249,999; 3.0% of premiums paid on Policy with a specified amount from $250,000 - $499,999
		Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999	Policy year 11+: 2.5% of premiums paid on Policy with a specified amount up to $499,999
		Never a charge on Policy with a specified amount of $500,000 or more	Never a charge on Policy with a specified amount of $500,000 or more
Cash Withdrawal Charge2	Upon withdrawal	2.0% of the amount withdrawn, not to exceed $25	2.0% of the amount withdrawn, not to exceed $25

1 The Company reserves the right at any time to change the current charge, but never to a level that exceeds the guaranteed charge.
2 When we incur the expense of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges: $30 for overnight delivery ($35 for Saturday delivery); and $50 for wire service.  You can obtain further information about these charges by contacting our administrative office.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
 AND ISSUED BEFORE JANUARY 1, 2009

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Surrender Charge3
Upon full surrender of the Policy during the first 10 Policy years or during the first 10 years from the date of any increase in the specified amount (whether requested or an increase generated by the Inflation Fighter Rider Level Premium)

Maximum Charge4		$60.00 per $1,000 of specified amount during the first Policy year	$60.00 per $1,000 of specified amount during the first Policy year
Minimum Charge5		$10.75 per $1,000 of specified amount during the first Policy year	$10.75 per $1,000 of specified amount during the first Policy year
Initial charge for a female insured, issue age 30 in the preferred-elite non-tobacco use class		$16.73 per $1,000 of specified amount during the first Policy year	$16.73 per $1,000 of specified amount during the first Policy year
Transfer Charge6	Upon transfer	$25 for each transfer in excess of 12 per Policy year	$25 for each transfer in excess of 12 per Policy year
Terminal Illness Accelerated Death Benefit Rider7	When rider is exercised	Discount Factor	Discount Factor

3 The surrender charge will vary based on the issue age, gender and underwriting class of the insured on the Policy date and at the time of any increase in the specified amount.  The amount of the surrender charge generally declines over time.  Each increase in specified amount will have its own 10 year surrender charge period starting on the date of the increase and surrender charges that are based upon the insured’s age, gender and underwriting class at the time of the increase.  (Note: Only the increase in specified amount is subject to the additional 10 year surrender charge period.) The surrender charge for each increase in specified amount (“layer”) is calculated as the surrender charge per $1,000 of specified amount multiplied by the number of thousands of dollars of specified amount in the layer, multiplied by the surrender charge factor.  The surrender charge factor for the Policy and each layer will be 1.00 at issue and will decrease until it reaches zero at the end of the 10th Policy year after the Policy date (or date of any specified amount increase).  The surrender charge shown in the table is rounded up.  The charges shown in the table may not be typical of the charges you will pay.  Please see the example in the “Surrender Charge” section of this prospectus.  More detailed information about the surrender charges applicable to you is available from your registered representative.
4 This maximum surrender charge is based on an insured with the following characteristics: male, issue age 85, in the standard tobacco use underwriting class. This maximum charge may also apply to insureds with other characteristics.
5 This minimum surrender charge is based on an insured with the following characteristics: female, issue age 4, in the juvenile underwriting class. This minimum charge may also apply to insureds with other characteristics.
6 The first 12 transfers per Policy year are free.
7 We do not assess an administrative charge for this rider, however, if the rider is exercised, we do reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit. The discount factor is based on the current yield on 90-day U.S. Treasury bills or 3%, whichever is greater.  For further information about the Terminal Illness Accelerated Death Benefit Rider, please refer to the section entitled “Supplemental Benefits (Riders)-Terminal Illness Accelerated Death Benefit Rider” in this prospectus.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
AND ISSUED BEFORE JANUARY 1, 2009

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Policy Charge	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 100	$8.00 per month during the first Policy year; $12.00 per month thereafter through attained age 99; $0 starting with attained age 100	$8.00 per month for Policy years 1-10; $4.00 per month thereafter through attained age 99; $0 starting with attained age 100
Cost of Insurance8 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 100
Maximum Charge10		$83.33 per $1,000 of net amount at risk per month11	$42.42 per $1,000 of net amount at risk per month11
Minimum Charge12		$0.06 per $1,000 of net amount at risk per month11	$0.02 per $1,000 of net amount at risk per month11
Initial charge for a female insured, issue age 30, in the preferred elite non-tobacco use class, Band 2		$0.10 per $1,000 of net amount at risk per month11	$0.09 per $1,000 of net amount at risk per month11

8 Cost of insurance rates are based on a number of factors, including, but not limited to: the insured’s issue age, gender and underwriting class, the Policy’s specified amount, policy duration, Policy year, and the amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. For example, Band 2 (specified amounts $250,000 - $499,999) generally has lower cost of insurance rates than those of Band 1(specified amounts less than $250,000). The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
9 We may place an insured in a substandard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
10 This maximum charge is based on an insured with the following characteristics: male, issue age 35, standard tobacco class, with an initial specified amount of less than $250,000 (Band 1) and in the 65th Policy year. This maximum charge may also apply to insureds with other characteristics.
11 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
12 This minimum charge is based on an insured with the following characteristics: female, issue age 10, juvenile class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
 AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Monthly Per Unit Charge13	Monthly, for up to 10 years on and after the Policy date, and on any increase in specified amount
Maximum Charge14		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
Minimum Charge15		$0.05 per $1,000 of specified amount per month	$0.05 per $1,000 of specified amount per month
Initial charge for an insured, issue age 30		$0.08 per $1,000 of specified amount per month	$0.08 per $1,000 of specified amount per month
Loan Interest Spread16	On Policy anniversary or earlier, as applicable17	1.0% (effective annual rate)	0.75% (effective annual rate)

13 We deduct the monthly per unit charge on each Monthiversary as part of the monthly deduction for a maximum of 10 years from the Policy date based on the insured’s issue age on the Policy date.  We also assess a new monthly per unit charge for a maximum of 10 years following any increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) that is based on the insured’s attained age on the date of the increase.
14 This maximum charge is based on an insured with the following characteristics: age 85 at issue.  This maximum charge may also apply to insureds with other characteristics.
15 This minimum charge is based on an insured with the following characteristics: age 5 at issue.  This minimum charge may also apply to insureds with other characteristics.
16 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we apply preferred loan rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount, including accrued loan interest . Beginning at attained age 100, all loans, new and existing, will be considered preferred loans. The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
17 While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges:18
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Accidental Death Benefit Rider	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 70
Maximum Charge19		$0.18 per $1,000 of rider face amount per month	$0.18 per $1,000 of rider face amount per month
Minimum Charge20		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Initial charge for a female insured, issue age 30		$0.10 per $1,000 of rider face amount per month	$0.10 per $1,000 of rider face amount per month
Disability Waiver of Monthly Deductions Rider21	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge22		$0.39 per $1,000 of base Policy net amount at risk per month11	$0.39 per $1,000 of base Policy net amount at risk per month11
Minimum Charge23		$0.03 per $1,000 of base Policy net amount at risk per month11	$0.03 per $1,000 of base Policy net amount at risk per month11
Initial charge for a female insured, issue age 30		$0.06 per $1,000 of base Policy net amount at risk per month11	$0.06 per $1,000 of base Policy net amount at risk per month11

18 Optional Rider cost of insurance charges are based on a number factors including, but not limited to: each insured’s issue age or attained age, gender and underwriting class, the Policy year and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
19 This maximum charge is based on an insured with the following characteristics: male, issue age 50 and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.
20 This minimum charge is based on an insured with the following characteristics: male, issue age 45 and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
21 Disability Waiver of Monthly Deductions charges are based on the primary insured’s issue age, gender and net amount at risk. The charges shown are for Base Policy only (i.e., without riders and other benefits).  The addition of riders and other benefits would increase these charges. This charge does not vary once it is added to the Policy. The additional cost of insurance rates for the rider shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the Disability Waiver of Monthly Deductions Rider charges applicable to your Policy.  You can obtain more detailed information concerning your Disability Waiver of Monthly Deductions Rider charges by contacting your registered representative.
22 This maximum charge is based on an insured with the following characteristics: female, issue age 55. This maximum charge may also apply to insureds with other characteristics.
23 This minimum charge is based on an insured with the following characteristics: male, issue age 25.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued):
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Disability Waiver of Premium Rider24	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 60
Maximum Charge25		$1.61 per $10 of monthly rider benefit	$1.61 per $10 of monthly rider benefit
Minimum Charge26		$0.27 per $10 of monthly rider benefit	$0.27 per $10 of monthly rider benefit
Initial charge for a female insured, issue age 30		$0.57 per $10 of monthly rider benefit	$0.57 per $10 of monthly rider benefit
Children’s Insurance Rider27	Monthly, on the Policy date and on each Monthiversary until the Monthiversary after the last insured child reaches his/her 25 th birthday (or until the death of the last child)	$0.60 per $1,000 of rider face amount per month	$0.60 per $1,000 of rider face amount per month
Other Insured Rider28 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the other insured reaches attained age 79
Maximum Charge29		$9.12 per $1,000 of rider face amount per month	$7.14 per $1,000 of rider face amount per month
Minimum Charge		$0.06 per $1,000 of rider face amount per month30	$0.02 per $1,000 of rider face amount per month31
Initial charge for a female insured, issue age 30		$0.10 per $1,000 of rider face amount per month	$0.03 per $1,000 of rider face amount per month

24 The charge for this rider is a level rate based on the primary insured’s issue age and gender.
25 This maximum charge is based on an insured with the following characteristics: female, issue age 55.  This maximum charge may also apply to insureds with other characteristics.
26 This minimum charge is based on an insured with the following characteristics: male, issue age 15.  This minimum charge may also apply to insureds with other characteristics.
27 The charge for this rider is based on the rider face amount and the cost per $1,000 does not vary.
 28 Rider cost of insurance charges are based on a number of factors including, but not limited to, each insured’s issue age, gender and underwriting class, the Policy year, and the rider face amount. Cost of insurance rates for this rider generally will increase each year with the age of the insured.  The rider’s cost of insurance rates shown in the table may not be representative of the charges you will pay.  The rider will indicate the maximum guaranteed rider charges applicable to your Policy.  You can obtain more information about the rider by contacting your registered representative.
29 This maximum charge is based on an insured with the following characteristics: male, issue age 63, standard tobacco underwriting class and in the 16th Policy year.  This maximum charge may also apply to insureds with other characteristics.
30 This minimum charge is based on an insured with the following characteristics:  female, issue age 10, juvenile class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
31 This minimum charge is based on an insured with the following characteristics:  female, issue age 27, preferred elite non-tobacco class and in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008
AND ISSUED BEFORE JANUARY 1, 2009

Periodic Charges Other Than Portfolio Operating Expenses
Optional Rider Charges (continued):
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Primary Insured Rider Plus28 (without Extra Ratings)9	Monthly, on the Policy date and on each Monthiversary until the insured reaches attained age 79
Maximum Charge32		$9.12 per $1,000 of rider face amount per month	$7.06 per $1,000 of rider face amount per month
Minimum Charge30		$0.06 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Initial charge for a female insured, issue age30, in the preferred elite non-tobacco use class		$0.10 per $1,000 of rider face amount per month	$0.02 per $1,000 of rider face amount per month
Inflation Fighter Rider Level Premium33	After rider generates annual increases to Policy specified amount	See listings in tables above for:	See listings in tables above for:
		Cost of Insurance	Cost of Insurance
		Monthly Per Unit Charge	Monthly Per Unit Charge
		Surrender Charge	Surrender Charge

32 This maximum charge is based on an insured with the following characteristics:  male, age 25 at issue, standard tobacco underwriting class and in the 54th Policy year.  This maximum charge may also apply to insureds with other characteristics.
33 Scheduled annual increases in specified amount generated by this rider will create a new layer of cost of insurance charges, monthly per unit charges and surrender charges under the Policy.  Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of increase, issue age at time of increase and the duration from date of increase. Each new layer of cost of insurance rates is based on, among other factors, the issue age of the insured  and duration of the Policy at the time of the increase.

For information concerning compensation paid for the sale of the Policy, please see “Sale of the Policies.”

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 201 3 .  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.35%	2.45%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)3
	0.35%	1.71%

1 The portfolio expenses used to prepare this table were provided to Transamerica Financial by the funds.  The expenses shown are those incurred for the year ended December 31, 201 3 .  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios and the Franklin Founding Funds Allocation VIP Fund that are each a “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an "Acquired Fund").  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Transamerica Financial took into account the information received from those Funds on the combined actual expenses for each “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios and the Franklin Founding Funds Allocation VIP Fund. See the prospectuses for the Transamerica Series Trust and the Franklin Founding Funds Allocation VIP  Fund for a presentation of all applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 30 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 201 5 .

Transamerica Financial, the Separate Account, the Fixed Account and the Portfolios

Transamerica Financial

Transamerica Financial Life Insurance Company (“Transamerica Financial”), located at 440 Mamaroneck Avenue, Harrison, New York 10528, is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

Financial Condition of the Company

The benefits under the Policy are paid by Transamerica Financial from its general account assets and/or your cash value held in the Company’s separate account. It is important that you understand that payment of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account.  Your cash value in those subaccounts constitutes a portion of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account.  See "The Fixed Account."  Any guarantees under the Policy that exceed your cash value, such as those associated with the Policy’s death benefit, are paid from our general account (and not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policy in excess of subaccount value are subject to our financial strength and claims paying ability and our long term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policyowners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.  We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information.  We encourage both existing and prospective policyowners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the New York Department of Insurance—as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI).  The SAI is available at no charge by writing to our mailing address—Transamerica Financial Life Insurance Company, 4333 Edgewood Rd. NE, Cedar Rapids, IA 52499—or by calling us at (800) 322-7353, or by visiting our website www.tflic.com/ny.  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of Transamerica Financial’s ability to meet its obligations to its policy owners, are available on our website and the websites of these nationally recognized statistical ratings organizations—A.M. Best Company (www.ambest.com), Moody's Investors Service (www.moodys.com) Standard & Poor's Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratings.com).

The Separate Account

The separate account is an investment account of Transamerica Financial, established under New York law.  We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue.  The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account.  As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, which may include:

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums.
•	Combine the separate account, or any subaccounts, with one or more different separate accounts or subaccounts.
•	Close certain subaccounts to allocations of new net premiums by current or new policyowners.
•	Transfer assets of the separate account or any subaccount, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount.
•	Operate the separate account as a management company under the 1940 Act, or as any other form of investment company permitted by law.
•	Establish additional separate accounts or subaccounts to invest in new portfolios of the funds.
•	Manage the separate account at the direction of a committee.
•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law.
•	Change the investment objective of a subaccount.
•
Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds. (Fund portfolios will not be added, deleted or substituted without prior approval of the SEC to the extent required by the 1940 Act or other applicable laws.)

•	Fund additional classes of variable life insurance policies through the separate account.
•	Restrict or eliminate any voting privileges of owners, or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.  We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments.  We will notify you of any changes.  We reserve the right to make other structural and operational changes affecting the separate account.

In addition, the portfolios that sell their shares to the subaccounts may discontinue offering their shares to the subaccounts.

The Fixed Account

The fixed account is part of Transamerica Financial’s general account. We use general account assets to support our insurance and annuity obligations other than those funded by the separate accounts. Subject to applicable law, Transamerica Financial has sole discretion over the investment of the fixed account's assets. Transamerica Financial bears the full investment risk for all amounts contributed to the fixed account. Please see the section entitled “Risks of Managing General Account Assets” in this prospectus. Transamerica Financial guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.  We have no formula for determining fixed account interest rates in excess of the guaranteed rate or any duration for such rates.

Money you place in the fixed account will begin earning interest credited daily and compounded annually at the current interest rate in effect at the time it is allocated. Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.) We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 2%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or monthly deductions charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end investment management company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that a portfolio will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

Certain portfolios invest substantially all of their assets in portfolios of other funds. (See chart below listing portfolios available under the policy.) As a result, you will pay fees and expenses at both portfolio levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than portfolios that invest directly in debt or equity securities.

Certain portfolios may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. (See chart below listing portfolios available under the policy.) The cost of these hedging strategies could limit the upside participation of the portfolio in rising equity markets relative to other portfolios. You should consult with your agent to determine which combination of investment choices is appropriate for you.

The ProFunds and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust portfolio may negatively affect a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust portfolios will bear additional investment risks. See the ProFunds or Access Trust prospectus for a description of the investment risks associated with investing in the ProFunds or Access Trust portfolios.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses by contacting us at our administrative office at 1-800-322-7353 or visiting our website at www.tflic.com/ny. You should read the fund prospectuses carefully.

Note: If you received a summary prospectus for a portfolio listed below, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
Transamerica A egon Active Asset Allocation – Conservative VP1	Transamerica Asset Management, Inc. A egon USA Investment Management, LLC	Seeks current income and preservation of capital.
Transamerica A egon Active Asset Allocation – Moderate Growth VP1	Transamerica Asset Management, Inc. A egon USA Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica A egon Active Asset Allocation – Moderate VP1	Transamerica Asset Management, Inc. A egon USA Investment Management, LLC	Seeks capital appreciation and current income.
Transamerica A egon High Yield Bond VP2	Transamerica Asset Management, Inc. A egon USA Investment Management, LLC	Seeks a high level of current income by investing in high yield debt securities.
Transamerica A egon Money Market VP3	Transamerica Asset Management, Inc. A egon USA Investment Management, LLC	Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

1Each of these asset allocation portfolios is a fund-of-funds and invests in a combination of underlying Exchange Traded Funds (“ETFs”).  Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
    2Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.
    3There can be no assurance that the Transamerica A egon Money Market VP portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Transamerica A egon Money Market VP subaccount may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica A egon U.S. Government Securities VP	Transamerica Asset Management, Inc. A egon USA Investment Management, LLC	Seeks to provide as high a level of total return as is consistent with prudent investment strategies.
Transamerica AllianceBernstein Dynamic Allocation VP	Transamerica Asset Management, Inc. AllianceBernstein, L.P.	Seeks capital appreciation and current income.
Transamerica Asset Allocation – Conservative VP 4	Transamerica Asset Management, Inc. A egon USA Investment Management, LLC	Seeks current income and preservation of capital.
Transamerica Asset Allocation – Growth VP4	Transamerica Asset Management, Inc. A egon USA Investment Management, LLC	Seeks long-term capital appreciation.
Transamerica Asset Allocation – Moderate Growth VP4	Transamerica Asset Management, Inc. A egon USA Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica Asset Allocation – Moderate VP4	Transamerica Asset Management, Inc. A egon USA Investment Management, LLC	Seeks capital appreciation and current income.
Transamerica Barrow Hanley Dividend Focused VP	Transamerica Asset Management, Inc. Barrow, Hanley, Mewhinney & Strauss, LLC	Seeks total return gained from the combination of dividend yield, growth of dividends and capital gains.
Transamerica BlackRock Global Allocation VP 5	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks high total investment return.
Transamerica BlackRock Tactical Allocation VP 6	Transamerica Asset Management, Inc. BlackRock Financial Management, Inc.	Seeks capital appreciation with current income as a secondary objective.

Transamerica Clarion Global Real Estate Securities VP	Transamerica Asset Management, Inc. CBRE Clarion Real Estate Securities, LLC	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
Transamerica International Moderate Growth VP 4	Transamerica Asset Management, Inc.	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Core Bond VP	Transamerica Asset Management, Inc. JPMorgan Investment Management, Inc.	Seeks total return, consisting of income and capital appreciation.
Transamerica JPMorgan Enhanced Index VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.
Seeks to earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500.

4 Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying portfolios of Transamerica Series Trust and Transamerica Funds . Please see each portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
      5 Effective May 1, 2014, this portfolio was restructured from a feeder fund to a stand-alone fund.
      6 Effective May 1, 2014, Transamerica Hanlon Income VP merged with this portfolio. This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETFs and money market mutual funds.   Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective

Transamerica JPMorgan Tactical Allocation VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks current income and preservation of capital.
Transamerica Janus Balanced VP	Transamerica Asset Management, Inc. Janus Capital Management LLC	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Transamerica Jennison Growth VP	Transamerica Asset Management, Inc. Jennison Associates, LLC.	Seeks long-term growth of capital.
Transamerica MFS International Equity VP	Transamerica Asset Management, Inc. MFS® Investment Management	Seeks capital growth.
Transamerica Morgan Stanley Capital Growth VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management Inc.	Seeks to maximize long-term growth.
Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management Inc.	Seeks capital appreciation.
Transamerica Multi-Managed Balanced VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc. Aegon USA Investment Management, LLC	Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
Transamerica PIMCO Tactical-Balanced VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
Transamerica PIMCO Tactical-Conservative VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
Transamerica PIMCO Tactical-Growth VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
Transamerica PIMCO Total Return VP	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.
Transamerica Systematic Small/Mid Cap Value VP	Transamerica Asset Management, Inc. Systematic Financial Management L.P.	Seeks to maximize total return.
Transamerica T. Rowe Price Small Cap VP	Transamerica Asset Management, Inc. T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
Transamerica Torray Concentrated Growth VP 7	Transamerica Asset Management, Inc. Torray LLC	Seeks long-term growth of capital.

7 Formerly, Transamerica BNP Paribas Large Cap Growth VP.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective

Transamerica Vanguard E T F Portfolio - Balanced VP	Transamerica Asset Management, Inc. A egon USA Investment Management, LLC	Seeks to balance capital appreciation and income.
Transamerica Vanguard E T F Portfolio - Growth VP	Transamerica Asset Management, Inc. A egon USA Investment Management, LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.
Transamerica WMC Diversified Growth VP	Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.

FIDELITY FUNDS:
Fidelity VIP Index 500 Portfolio	Fidelity Management & Research Company	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500SM Index.
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.:
AllianceBernstein Balanced Wealth Strategy Portfolio	AllianceBernstein L.P.	Seeks to maximize total return.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
Franklin Founding Funds Allocation VIP Fund 8	See Footnote 9	Seeks capital appreciation with a secondary goal of income.
PROFUNDS:
ProFund VP Asia 30 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Basic Materials 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Bull 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index SM. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Consumer Services 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index®. The fund does not seek to achieve its stated objective over a period of time greater than one day.

8 This portfolio is a fund of funds and invests in a combination of Class 1 shares of the Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
     9 Franklin Templeton Services, LLC is the portfolio’s administrator; the portfolio does not have an investment manager nor does it pay any investment management fees.
    10 The ProFunds VP and Access Trust portfolios permit frequent transfers , which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.   Please s ee the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Emerging Markets 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Europe 30 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Falling U.S. Dollar 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index (USDX) ®. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Financials 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP International 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Japan 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Mid-Cap 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index ® . The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Money Market 10,11	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital. The fund does not seek to achieve its stated objective over a period of time greater than one day.

10 The ProFunds VP and Access Trust portfolios permit frequent transfers , which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.   Please s ee the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.
     11 There can be no assurance that the ProFund VP Money Market portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the ProFund VP Money Market subaccount may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective

ProFund VP NASDAQ-100 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Oil & Gas 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Pharmaceuticals 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Precious Metals 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious Metals Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short Emerging Markets 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the   Bank of New York Emerging Markets 50 ADR Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short International 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the   Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short NASDAQ-100 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the   NASDAQ-100 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short Small-Cap 10	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.

10 The ProFunds VP and Access Trust portfolios permit frequent transfers , which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.   Please s ee the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective

ProFund VP Small-Cap 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Small-Cap Value 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600®/Citigroup Value Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Telecommunications 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Dow Jones U.S. Telecommunications Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP UltraNASDAQ-100 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 ® Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP UltraSmall-Cap 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the   Russell 2000 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP U.S. Government Plus 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Utilities 10	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Dow Jones U.S. Utilities Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ACCESS TRUST
Access VP High Yield Fund 10, 12	ProFund Advisors LLC	Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

10 The ProFunds VP and Access Trust portfolios permit frequent transfers , which in turn may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses . Please s ee the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.
   12 Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

Transamerica Asset Management, Inc. ("TAM"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser to the Transamerica Series Trust (“Series Trust”) and manages the Series Trust in accordance with policies and guidelines established by the Series Trust's Board of Trustees. TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%).  For certain portfolios, TAM has engaged investment sub-advisers to provide portfolio management services. TAM and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Trust prospectuses for more information regarding TAM and the investment sub-advisers.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Fund and manages the Fidelity VIP Fund in accordance with policies and guidelines established by the Fidelity VIP Fund’s Board of Trustees.  For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments.  FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended.  See the Fidelity VIP Fund prospectus for more information regarding FMR and the investment sub-adviser.

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser and provides management services to all of the ProFunds and the Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds and Access Trust portfolio in accordance with policies and guidelines established by the ProFunds’ and Access Trust's Board of Trustees.  ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  See the respective ProFunds and/or Access Trust prospectuses for more information regarding ProFund Advisors.

AllianceBernstein L.P. (“AllianceBernstein”), located at 1345 Avenue of the Americas, New York, New York 10105, serves as investment adviser to the Alliance Bernstein Variable Products Series Fund, Inc. and manages the AllianceBernstein Balanced Wealth Strategy Portfolio in accordance with the policies and guidelines established by the AllianceBernstein Board of Directors.  Please see the prospectus for the portfolio for more information regarding AllianceBernstein L.P.

Franklin Advisers, L.P. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403, serves as investment adviser to the Franklin Templeton Variable Insurance Products Trust and manages the Franklin Founding Funds Allocation VIP Fund.  Franklin Templeton Services, LLC (“FT Services”) serves as administrator for the Franklin Founding Funds Allocation VIP Fund and provides certain administrative services and facilities for the advisor, and oversees rebalancing of the portfolio’s assets.  FT Services is paid a fee for its services from the portfolio.  Franklin oversees the investment and reinvestment of the portfolio’s assets in accordance with policies and guidelines established by the Trust’s Board of Trustees.  Please see the portfolio’s prospectus for more information regarding Franklin and FT Services.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Transamerica Financial. Transamerica Financial may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying portfolio with our hedging strategy, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies.  (For additional information on these arrangements, please refer to the section of this prospectus entitled “Revenue We Receive.”)  We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners.  We have included the Transamerica Series Trust portfolios at least in part because they are managed by TAM, our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance.  Because investment risk is borne by you, you should carefully consider any d ecisions that you make regarding investment allocations .

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios, including each fund's prospectus, statement of additional information and annual and semi-annual reports.  After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your cash value resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase securities from other portfolios for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote.  Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.  The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	The death benefit, cash and loan benefits.
	•	Investment options, including premium allocations.
	•	Administration of elective options.
	•	The distribution of reports to owners.

Costs and expenses we incur:	•	Costs associated with processing and underwriting applications.
	•	Expenses of issuing and administering the Policy (including any Policy riders).
	•	Overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
	•	Other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

Risks we assume:	•	That the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate.
	•	That the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the following premium expense charge.

The premium expense charge is equal to:	•	6% of premiums during the first ten Policy years on Policies with a specified amount in force of less than $250,000 (Band 1), and 2.5% of premiums thereafter.
	•	3.0% of all premiums during the first ten Policy years on Policies with a specified amount in force from $250,000 - $499,999 (Band 2), and 2.5% of premiums thereafter.
	•	There is no premium expense charge for Policies with a specified amount of $500,000 or higher (Band 3).

Note: Certain events (such as increases or decreases in the specified amount, a change in death benefit option, or a cash withdrawal if you choose Option A or Option C death benefit) may affect the specified amount in force.  Premium expense charges will be based on the specified amount in force on the base Policy at the time we receive the premium.

Some or all of the premium expense charges we deduct are used to pay the aggregate policy costs and expenses we incur, including distribution costs and/or state premium taxes.

Monthly Deductions

If your Policy was applied for on or after November 18, 2008, we take monthly deductions from the cash value on the Policy date and on each Monthiversary prior to the insured’s attained age 111. For Policies applied for before November 18, 2008 and issued before January 1, 2009, we take monthly deductions from the cash value on the Policy date and on each Monthiversary prior to the insured’s attained age 100. Monthly deductions will be taken on a pro-rata basis from each subaccount unless you elect self-directed monthly deductions. You may elect self-directed monthly deductions by sending us a request in a form satisfactory to us. If self-directed monthly deductions are elected, the portion of each monthly deduction taken from each subaccount will equal the monthly deduction multiplied by the selected percentage for that subaccount. If any of the selected subaccounts would be reduced to zero by the current monthly deduction, the monthly deductions will be taken on a pro-rata basis from each subaccount according to the portion of the cash value in each. The change to or from self-directed monthly deductions will be effective on the date we record the change.

Because portions of the monthly deductions (such as cost of insurance) can vary monthly, the monthly deductions will also vary.

Each monthly deduction consists of:	•	The monthly Policy charge for the Policy; plus
	•	The monthly cost of insurance charge for the Policy; plus
	•	The monthly per unit charge for the Policy; plus
	•	The portion of the monthly deductions for any benefits provided by riders attached to the Policy.

Monthly Policy Charge (for Policies applied for on or after November 18, 2008):
	•	This charge currently equals $10 each Policy month through insured’s attained age 110. Starting at attained age 111, this charge equals $0 each Policy month.
•
We guarantee this charge will never be more than $10 per month during the first Policy year and not more than $12 per month thereafter through attained age 110. This charge will be $0 starting at insured’s attained age 111.

Monthly Policy Charge (for Policies applied for before November 18, 2008 and issued before January 1, 2009):
•	This charge currently equals $8 each Policy month for Policy years 1-10 and $4 each Policy month for Policy year 11+.
•	We guarantee this charge will never be more than $8 per month during the first Policy year and not more than $12 per month thereafter.

Cost of Insurance Charge:
We deduct this charge each month. It varies each month and is determined as follows:

1.
Reduce the death benefit on the Monthiversary by the cash value on the Monthiversary after it has been allocated among the layers of specified amount in force in the following order: first, initial specified amount; then each increase in specified amount starting with the oldest increase; then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each layer of specified amount);

2.	Multiply each layer of net amount at risk provided under 1. (above) by the appropriate monthly cost of insurance rate for that layer; and add the results together.

•	Your monthly current cost of insurance rate depends, in part, on your specified amount band. The specified amount bands available are:
> Band 1: $50,000 - $249,999
> Band 2: $250,000 - $499,999
> Band 3: $500,000 or more
•	The current Policy cost of insurance rates for the first three (3) Policy years are fixed at issue and we guarantee not to change them.
•	Cost of insurance rates are generally lower for each higher band of specified amount.
•
We determine your specified amount band each monthiversary by referring to the specified amount in force for the Base Policy (that is, the initial specified amount on the Policy date, plus any increases, and minus any decreases).

Monthly Per Unit Charge:
This charge equals:
•	The monthly per unit charge for the specified amount on the Policy date; plus
•	The monthly per unit charge for each increase in specified amount caused by either a rider or a requested increase; minus
•	The monthly per unit charge for any specified amount that has been decreased.
•	We guarantee the duration of this charge to be no more than 10 years following the Policy date and no more than 10 years following the date of any increase in specified amount.
•
The monthly per unit charge that is set on the Policy date is based on the issue age of the insured.  A separate monthly per unit charge is assessed for up to 10 years following each increase in specified amount and the rate of that charge is based on the insured's issue age at the time of any increase in specified amount. The rate of the monthly per unit charge applied under your Policy depends on whether the Policy was applied for on or after November 18, 2008.

Optional Insurance Riders:
•
The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider. Please refer to the section below entitled “Rider Charges” for a description of the rider charges.

    To determine the appropriate monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates and consider a number of factors, including, but not limited to: the insured's issue age on the Policy date; issue age at the time of any increase in specified amount; specified amount band; gender; underwriting class; and the length of time from the Policy date or from the date of any increase in specified amount.   Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates are generally lower for each higher band of specified amount. The factors that affect the net amount at risk for each layer of specified amount include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you choose, as well as any Policy transactions (such as loans, cash withdrawals, transfers, and changes in specified amount).  Monthly cost of insurance rates may change from time to time and different monthly cost of insurance rates may apply to increases in the specified amount following the Policy date and any additional death benefit. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. For Policies applied for on or after November 18, 2008, these guaranteed rates are based on the 2001 C.S.O. Mortality Tables and the insured’s attained age, gender, and underwriting class. For Policies applied for before November 18, 2008 and issued before January 1, 2009, these guaranteed rates are based on the 1980 C.S.O. Mortality Tables and the insured's attained age, gender, and underwriting class.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on factors such as the insured’s attained age and underwriting class at the time of the increase, gender, and the length of time since the increase.  Increases in specified amount may move the Policy into a higher specified amount band, resulting in a decrease in the rates for the cost of insurance charge for as long as the Policy remains in the higher specified band and possibly a decrease in the premium expense charges because premium expense charges are based on the specified amount in force on the Base Policy at the time the premium is received.

Decreases in specified amount may cause the Policy to drop into a lower band of specified amount and may result in an increase in the rates for the cost of insurance and premium expense charges.  Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and lastly, reduce the initial specified amount.

If you have selected the Inflation Fighter Rider Level Premium and you request a decrease in specified amount of your Policy, you will cause the rider to terminate and annual scheduled specified amount increases to stop.

The underwriting class of the insured will affect the cost of insurance rates. In determining underwriting classifications, we apply certain criteria that are based on an assessment of the insured’s life expectancy. We currently place insureds into preferred and standard classes.  We also place insureds into substandard classes with extra ratings, which reflect higher mortality risks, and will result in higher cost of insurance rates. Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).

We may issue certain p olicies on a simplified, guaranteed or expedited basis. Cost of insurance rates charged for any p olicies issued on a simplified, guaranteed or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar p olicy that we offer using different underwriting criteria.

The guaranteed cost of insurance rates under the riders are based on the same C.S.O. tables as the guaranteed cost of insurance rates on the Base Policy except that current rates are not guaranteed for any amount of time under the riders.

Mortality and Expense Risk Charge

We deduct a daily charge from each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred, and the risks assumed. This charge is equal to:

•	The value of each subaccount; multiplied by
•	The daily pro rata portion of the annual mortality and expense risk charge rate.

For the first ten Policy years, the current annual rate for the mortality and expense risk charge is equal to 0.75% of the average daily net assets of each subaccount. We may reduce this charge to 0.60% for Policy years 11 – 15; 0.30% for Policy years 16 – 20; and 0.00% for Policy years 21+, but we do not guarantee that we will do so.  We guarantee this charge to be no more than 0.90% annually for all Policy years.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss.  Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Surrender Charge

You may surrender your Policy for its cash surrender value at any time upon written request (in good order). If you exercise this option, the Policy and all attached riders will terminate.

If you surrender your Policy completely during the first 10 years (or during the 10-year period following an increase in specified amount), we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount including accrued loan interest) to you. The surrender charge helps us recover distribution expenses that we incur in connection with the Policy, including sales commissions paid to selling firms and printing and advertising costs, as well as aggregate Policy expenses.

The surrender charge is a charge for each $1,000 of the initial specified amount of your Base Policy and of each increase in specified amount. The surrender charge that will apply on a full surrender of the Policy is the total of the surrender charge calculated for the initial specified amount, and the surrender charges calculated for each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium).

The initial specified amount has a 10-year surrender charge period starting on the Policy date and surrender charges that are based upon the insured's issue age, gender and underwriting class on the Policy date. Each increase in specified amount has its own 10-year surrender charge period and surrender charges that are based upon the insured's issue age, gender and underwriting class at the time of the increase.

A surrender charge is not assessed when a specified amount decrease occurs but the full surrender charge remains in effect until surrender of the Policy.

The formula we use to compute the surrender charge reduces that charge at older ages in compliance with state laws. There is no surrender charge if you wait until the end of the 10th Policy year to surrender your Policy provided you have not selected the Inflation Fighter Rider Level Premium and you have not increased your specified amount within the past 10 Policy years.

The surrender charge may be significant. You should evaluate this charge carefully before you consider a surrender. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

•	You pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or
•	Investment performance is low.

In addition, surrender charges that apply for 10 years after any increase in specified amount will likely significantly reduce your net surrender value.

The surrender charge for each layer of specified amount is calculated as:	1.	The surrender charge per $1,000 of specified amount in the layer (varies by issue age, gender and underwriting class on the Policy date or date of specified amount increase); multiplied by
	2.	The number of thousands of specified amount in the layer; multiplied by
	3.	The surrender charge factor.

The surrender charge per thousand is calculated separately for the initial specified amount and for each increase in specified amount, using the rates found in Appendix A-1 (for Policies applied for on or after November 18, 2008) and Appendix A-2 (for Policies applied for before November 18, 2008 and issued before January 1, 2009).

The surrender charge factor is also determined separately for the initial specified amount and for each increase in specified amount in force (including specified amount increases generated by the Inflation Fighter Rider Level Premium). The surrender charge factor varies by the insured's issue age (on the Policy date or date of specified amount increase) and number of years since the Policy date or date of specified amount increase. In no event are the surrender charge factors any greater than those shown in Appendixes A-1-a and A-2-a . We generally determine the surrender charge factor from the Policy date or date of specified amount increase to the surrender date, regardless of whether there were any prior lapses and reinstatements.  Please see “Surrender Charge Factors” in Appendi x es A-1-a and A-2-a for surrender charge factors .

Transfer Charge

We currently allow you to make 12 transfers each Policy year free of charge. Except as listed below, we charge $25 for each additional transfer.   We deduct the transfer charge from the amount being transferred.   We will not increase this charge.

•	For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, will be considered a single transfer.
•
Transfers resulting from loans, the exercise of conversion rights, or the reallocation of cash value immediately after the reallocation date currently are not treated as transfers for the purpose of assessing this charge.

•	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing this charge.
•	Transfers under dollar cost averaging and asset rebalancing are not treated as transfers for the purpose of assessing this charge.

Loan Interest Rate Charged

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary.  We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%.  After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed).  After the 10th Policy year, we will apply preferred loan rates charged on an amount equal to the cash value; minus total premiums paid (less any cash withdrawals); and minus any outstanding loan amount including accrued loan interest.  The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%.  Beginning at the insured’s attained age 111 (if your Policy was applied for  on or after November 18, 2008) or the insured’s attained age 100 (if your Policy was applied for before November 18, 2008 and issued before January 1, 2009), all loans, new and existing, are considered preferred loans.

Cash Withdrawal Charge

After the first Policy year, you may take one withdrawal per Policy year if your surrender value is sufficient to cover the amount of the withdrawal and the associated cash withdrawal charge. When you take a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance. We will not increase this charge.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charges

The following charges apply if you elect any of the riders available under your Policy as noted below (See “Supplemental Benefits (Riders)”):

•
Terminal Illness Accelerated Death Benefit Rider.   We do not assess an administrative charge for this rider, however, i f the rider is exercised, we reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit. The discount factor is based on the current yield on 90-day U.S. Treasury bills or 3%, whichever is greater. For a complete description of this rider, please refer to the section of this prospectus entitled “Terminal Illness Accelerated Death Benefit Rider”.

•
Primary Insured Rider Plus (“PIR Plus”). We assess a cost of insurance charge based on the insured’s issue age, gender and underwriting class, Policy year, and the rider face amount.  Charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Mortality Tables or the 2001 C.S.O. Mortality Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

•
Other Insured Rider.  We assess a cost of insurance charge based on each other insured’s issue age, gender and underwriting class, Policy year, and the rider face amount. Charges generally will increase each year with the age of the insured. These charges will vary depending on whether the 1980 C.S.O. Mortality Tables or the 2001 C.S.O. Mortality Tables are applicable to your Policy, which depends upon the application and/or issue date of your Policy.

•	Children’s Insurance Rider. We assess a cost of insurance charge based on the rider face amount regardless of the number of children insured.
•
Accidental Death Benefit Rider.  We assess a cost of insurance charge based on the primary insured’s attained age and rider specified amount.  Charges generally will increase each year with the age of the insured.

•
Disability Waiver of Monthly Deductions Rider. We assess a rider charge based on the primary insured’s issue age, gender and net amount at risk for the Policy, as well as a charge based on those riders that would be eligible to have monthly deductions waived.

•
Disability Waiver of Premium Rider. The charge for this rider is based on the primary insured’s issue age, gender and the amount of monthly waiver of premium benefit that would be paid in the event of total disability, as defined in the rider.

•
Inflation Fighter Rider Level Premium.  Annual increases in specified amount generated by this rider will increase the cost of insurance charges and increase the amount and duration of the monthly per unit charges and surrender charges under the Policy. Each new layer of surrender charge and monthly per unit charge resulting from the scheduled annual increase in specified amount will be based on the amount of the increase, the insured’s issue age at the time of increase and Policy duration from the time of increase. Each new layer of cost of insurance is based on, among other factors, the insured’s issue age and the duration of the Policy at the time of the increase.

Portfolio Expenses

The value of each subaccount will reflect the fees and expenses paid by the corresponding portfolio – including, but not limited to – operating expenses and any 12b-1 fees.   Please see the fund prospectuses for more detailed information about the portfolios.

Revenue s We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates in connection with certain administrative, marketing and other support services we (and our affiliates) provide and expenses we incur in selling our variable insurance products .
These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular Policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Policy.

.             We (and/or our affiliates) may receive some or all of the following types of payments:

•
Rule 12b-1 Fees.  We and/or our affiliate, Transamerica Capital, Inc (“TCI”), wh ich is the principal underwriter for the Policies, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products.  Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us. These fees range from 0.00% to 0.35% of the average daily assets of the certain underlying fund portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•
Administrative, Marketing and Support Service Fees (“ Support Fees”).  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of these advisory fees. (See the prospectuses for the funds for more information.) The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular fund portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant.  Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Support Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Transamerica Financial and TCI
Fund	Maximum Fee % of assets*	Fund	Maximum Fee % of assets*
Transamerica Series Trust **	--	Fidelity Variable Insurance Products Funds	0.39%***
ProFunds	0.50%	Access One Trust	0.50%
Alliance Bernstein	0.25%	Franklin Templeton	0.35%

* Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts available under the Policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.
** Because the Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Series Trust portfolios, in terms of our and our affiliates’ overall profitability.  During 201 3 we received $ 382,232.18 in benefits from TAM.
***We receive this percentage once $100 million in fund shares are held by the subaccounts of Transamerica Financial and its affiliates.

Other payments.  We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates. These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of those advisory fees (see the prospectuses for the funds for more information).

Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $ 100 ,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers, (2) may pay to TFA , directly or indirectly, varying amounts to obtain access to TFA’s wholesaling and selling representatives, (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts, and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

  For the calendar year ended December 31, 2013, TCI received total revenue sharing payments in the amount of  $5,212,365.52 from the following fund managers and/or sub-advisers to participate in TCI’s events: Aegon USA Investment Management, Inc., AllianceBernstein Investments, American Funds, Black Rock Investment Management, Fidelity Investments, Franklin Templeton Investments, Hanlon Investment Management Inc., ING Clarion Real Estate Securities (CBRE), JP Morgan Asset Management, Janus Capital, Jennison Associates, Legg Mason Capital Management, Logan Circle Investment Partners, Madison Asset Management, LLC, MFS, Morgan Stanley Investment Management, Morningstar Advisors, Natixis Global Asset Management, Neuberger Berman, OppenheimerFunds, Pacific Investment Management Company, Ranger Investments, Schroder, Systematic Financial Management, SunTrust Investments, TS&W, Vanguard and Wellington Management Company.

Please Note: Some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

The Policy

The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.  There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued.  Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences.  All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate.

The principal rights an owner may exercise are:

•	To designate or change beneficiaries before the death of the insured.
•	To receive amounts payable before the death of the insured.
•	To assign the Policy. (If you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment.)
•	To change the owner of the Policy.
•	To change the specified amount or death benefit option type of the Policy.

At issue, the owner must select either the Guideline Premium Tax T est or the Cash Value Accumulation Tax T est on the Policy application.  Once selected, this tax test cannot be changed.

 No designation or change in designation of an owner will take effect unless we receive a transfer of ownership form. The request will take effect as of the date we receive it, in good order, at our mailing address or by fax at our administrative office (1-727-299-1620), subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary.  No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may amend the Policy:

•	To make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	To assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
•	To reflect a change in the operation of the separate account; or
•	To provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application, in good order, and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us.

There may be delays in our receipt and processing of applications and premium payments that are outside of our control – for example, because of the failure of a selling broker-dealer or registered representative to promptly forward the application to us at our mailing address, or because of delays in determining whether the Policy is suitable for you.  Any such delays will affect when your Policy can be issued.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy is generally $50,000.  We currently charge lower cost of insurance rates for Policies with specified amounts in higher bands of coverage.  We offer the following specified amount bands of coverage:

•	Band 1: $50,000 - $249,999
•	Band 2: $250,000 - $499,999
•	Band 3: $500,000 and over

We will limit coverage on any juvenile insured by the Policy or a rider.

                If your Policy was applied for before November 10, 2008, and issued before January 1, 2009 and the juvenile coverage was never increased, for a juvenile younger than 4½ years old, the maximum coverage is the greater of $5,000 or 25% of the in force life insurance on the adult applicant.  For a juvenile between 4½ and 14½ years old, the maximum coverage is the greater of $10,000 or 50% of the in force life insurance on the adult applicant.

                If your Policy was applied for on or after November 10, 2008 and issued before February 24, 2012 and the juvenile coverage was never increased, for a juvenile up to age 4½ years old, the maximum coverage is the greater of $25,000 or 25% of the in force life insurance on the adult applicant. For a juvenile between 4½ and 14½ years old, the maximum coverage is the greater of $25,000 or 50% of the in force life insurance on the adult applicant.

                If your Policy or an increase in juvenile coverage was issued on or after February 24, 2012, for a juvenile up to age 4½ years old, the maximum coverage is the greater of $50,000 or 25% of the in force life insurance on the adult applicant. For a juvenile between 4½ and 14½ years old, the maximum coverage is the greater of $50,000 or 50% of the in force life insurance on the adult applicant.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	The date of your application; or
•	The date the insured completes all of the medical tests and examinations that we require.

Tax-Free "Section 1035" Exchanges

You can generally exchange one life insurance policy for another policy covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy. (That person will generally earn a commission if you buy the Policy through an exchange or otherwise.)

When Insurance Coverage Takes Effect

Except as provided in the c onditional r eceipt (“Conditional Receipt”) , or in connection with certain Section 1035 Exchanges, insurance coverage under the Policy will not take effect until after all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the Conditional Receipt attached to the application, and we deliver the Conditional Receipt to you, the insured may have conditional insurance coverage under the terms of the conditional receipt. The conditional insurance coverage may vary by underwriting standards.  Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for those Policies. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	The amounts applied for under all C onditional R eceipts issued by us; or
	•	$500,000 of life insurance.

Subject to the conditions and limitations of the C onditional R eceipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	•	The date of application; or
•
The date of the last medical examination, test, and
other screenings required by us, if any (the
“Effective Date”).  Such conditional insurance will
take effect as of the Effective Date, as long as all of the following requirements are met:

1.
The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate.

		2.	As of the Effective Date, all statements and answers given in the application must be true.
3.
The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured.

		4.	All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application.
		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received, in good order, at our mailing address.

Any conditional life insurance coverage	•	60 days from the date the application was signed;
terminates on the earliest of:	•	The date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application;
	•	When the insurance applied for goes into effect under the terms of the Policy that you applied for; or
	•	The date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the C onditional R eceipt:	The C onditional R eceipt is not valid unless:
		>	All blanks in the C onditional R eceipt are completed; and
		>	The receipt is signed by an authorized Company representative.

Other limitations:	•	There is no C onditional R eceipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•
If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage.  In that case, Transamerica Financial’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

For 1035 Exchanges:

Coverage may begin earlier in Section 1035 exchange situations as provided in the “Absolute Assignment to Effect Internal Revenue Code Section 1035 Exchange and Rollover” form.  As provided in that form, the insurance coverage shall take effect as of the date the replaced policy is surrendered, and before delivery of the Policy, if the following conditions have been met:

•	T he Policy has been approved for issue - even if approved other than as applied for - and accepted in writing by the proposed owner and either :
	1.	The replaced policy has been surrendered and the surrender proceeds thereafter received by the Company are themselves sufficient to place the Policy in force; or

2.
I f, in addition to the surrender of the replaced policy from the existing issuer, premium is paid during the proposed insured’s lifetime (either with the application for the Policy or thereafter if permitted by the Company in writing) and  such premium, together with any surrender proceeds thereafter received, are sufficient to place the Policy in force.

Charges will be applied beginning on the date that the coverage takes effect.

Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, the Policy will be issued, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date (or record date if the Policy is backdated). Any premium payments we receive before the Policy date (or record date, if applicable) will be held in a non-interest bearing suspense account.  On the Policy date (or the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated to the reallocation account until the reallocation date. While held in the reallocation account, premiums will be credited with interest at the current fixed account rate until the reallocation date when they will be allocated to the subaccounts and/or fixed account as you specified in your application. Please Note: If a Policy is backdated,   y our premiums are credited on the record date, not the backdated Policy date.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request. We will credit amounts to the subaccounts only on a valuation date, that is, on a date that the New York Stock Exchange (“NYSE”) is open for trading.

Transaction Type:	Priced when received at our:
payment by check	mailing address, unless other address appears on your billing coupon
transfer request	administrative office
payment by wire transfer	administrative office
electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments	administrative office

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.  Your premiums, however, will be credited on the date the Policy is issued , not the backdated Policy date.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount.  Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Changes

After Attained Age 111 (for Policies applied for on or after November 18, 2008) or Attained Age 100 (for Policies applied for before November 18, 2008 and issued before January 1, 2009)

If the Policy is still in force on the Policy anniversary on or following the insured’s 111th or 100th birthday, as applicable, the Policy will continue, with the following changes, unless state law otherwise requires:

•	We will not accept any further premium payments.
•	We will no longer deduct the monthly deductions.
•	We will continue to deduct the mortality and expense risk charge, if any.
•	Interest will continue to accrue on any Policy loans, as before, but all loans, new and existing, will be considered preferred loans (see “Loans – Interest Rate Charged”).
•	We will continue to accept Policy loan repayments and loan interest payments.
•	We will continue to permit Policy loans and withdrawals to be made.

Please Note: Continuing a Policy beyond the insured’s 99th birthday may have tax consequences. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s 99th birthday. Please see the “Federal Income Tax Considerations” section of this prospectus.

Premiums

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account according to these guidelines:

•	Allocation percentages must be in whole numbers.
•
If you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers, and you may be required to transfer at least a total of $100 monthly.

•	If you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000.
•
Unless otherwise required, we may restrict your allocations to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the allocation would exceed $250,000. (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address or calling us at our administrative office at 1-800-322-7353, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time.

Please Note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.  The change will be effective as of the valuation date on which we receive the change request, in good order, at our mailing address or our administrative office. Upon instructions from you ,   your authorized representative for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check), or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions) before the NYSE closes, are priced using the unit value determined at the closing of that regular business session of the NYSE (usually at 4:00 p.m. Eastern Time). If we receive a premium payment at our mailing address after the NYSE closes or on a day the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.  Your cash value will vary with the investment experience of the subaccounts you have chosen . You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. We will allocate the initial net premium on the Policy date (or as of the record date if your Policy is backdated) to the reallocation account as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected in your application. The reallocation date is the later of the Policy date or the record date (if your Policy is backdated), plus fifteen days.  Please contact your registered representative for details concerning the free-look period.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If, however, you requested dollar cost averaging, we will reallocate the cash balance to  the fixed account, the Transamerica A egon Money Market VP subaccount or the Transamerica JPMorgan Core Bond VP subaccount (depending on which subaccount s you selected on your application).

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make premium payments at any time and in an amount of at least $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.  See "Minimum Monthly Guarantee Premium" below.

Planned Periodic Payments

You can determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. The amount and frequency you choose will be shown in your Policy. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your selling firm of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy may still lapse. How long your Policy remains in force depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse guarantee has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Minimum Monthly Guarantee Premium

The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you fail to regularly pay premiums at least as large as the current minimum monthly guarantee premium.

The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the issue age, gender, underwriting class of the insured, the specified amount requested and your Policy’s applicable C.S.O. Table. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, if any riders are added or terminated, or if in force riders are increased or decreased. We will notify you of the new minimum monthly guarantee premium.

A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually. We also reserve the right to require, before we issue a Policy, that the initial premium plus the planned premium payable during the no lapse guarantee is at least equal to the cumulative minimum monthly guarantee premiums during the no lapse period.

No Lapse Guarantee

Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deductions, as long as on any Monthiversary, the total amount of the premiums you have paid (minus any cash withdrawals, minus any outstanding loan amount including any accrued loan interest) equals or exceeds the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to, and including, the current month. (Your initial minimum guarantee premium is shown on your Policy schedule page.  You may obtain information about your minimum monthly guarantee premium and assistance to determine the amount of premiums you must pay to keep your Policy in force by contacting our administrative office.) If you take a cash withdrawal or a loan, or if you increase or decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in effect. Please see the section of this prospectus entitled “Policy Lapse and Reinstatement.”

After the no lapse guarantee ends, paying the current minimum monthly guarantee premium each month will not necessarily keep your Policy in force. You may need to pay additional premiums to keep the Policy in force.

For a Policy issued to any insured with an issue age of 0-60, the no lapse date is the 20th Policy anniversary or the insured attained age 65, whichever is earlier. For a Policy issued to an insured with an issue age of 61-85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.

Premium Limitations

We may require premium payments to be at least $50 ($1,000 if by wire). If the payment mode is monthly direct deposit, we may require minimum payments of $100. We may return premiums less than the minimum. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, if applicable, by which the Policy qualifies as life insurance under federal tax laws. (See “Death Benefit” for more information regarding the Guideline Premium Test.)

This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we generally will return the excess portion of the premium payment within 60 days after the end of that Policy year.  In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. If you choose the Guideline Premium Test there are additional premium limitations.  We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent.

Making Premium Payments

We will accept premium payments by wire transfer. If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-322-7353 for instructions on wiring funds to us. Certain charges are deducted from the premium payments you make.

Tax-Free Exchanges ("1035 Exchanges"). We will accept a part or all of your initial premiums from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Please Note:  We may hold premium payments in a non-interest bearing account for up to 14 days if applying the premium payment would cause the Policy to violate Internal Revenue Code Section 7702 or other provisions of the Internal Revenue Code. Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more information regarding tax considerations regarding your Policy or consult a qualified tax advisor.

Transfers

General

You or your authorized representative of record may make transfers among the subaccounts or among the subaccounts and the fixed account.  You will be bound by any transfers made by your authorized representative.  We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request.

We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

•
Your Policy may be limited to a cumulative transfer from the fixed account of the greater of 25% of the amount in the fixed account, or the amount transferred out the fixed account in the previous Policy year. See “Fixed Account Transfers.”

•
Currently we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we modify or stop this current practice, we will notify you at the time of your transfer.

•
Unless otherwise required we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000.  This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

•
You may request transfers in writing (in a form we accept) to our mailing address, or by fax or by telephone to our administrative office. Please Note:  Certain subaccounts have similar names. It is important that you state or write the full name of the subaccount when making a transfer request to ensure that any transfer request that you submit is in good order.

•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	Except as listed below, we deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.
1.	1.11	We consider all transfers made in any one day to be a single transfer.
2.
Transfers resulting from loans or the exercise of conversion rights, or due to the reallocation of cash value immediately after the reallocation date are currently not treated as transfers for the purpose of assessing the transfer charge.

	3.	Transfers among the ProFunds and/or Access Trust subaccounts are not treated as transfers for the purpose of assessing the transfer charge.
	4.	Transfers under dollar cost averaging and asset rebalancing currently are not treated as transfers for the purpose of assessing the transfer charge.

We will process any transfer order that is received, in good order, in writing at our mailing address, or by fax or by telephone at our administrative office, before the NYSE closes (usually 4:00 p.m. Eastern Time), using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, or on a day that the NYSE is closed for trading, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone and Fax Privileges.”)

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity.  If you invest in the ProFunds or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy . This variable insurance Policy was not designed to facilitate frequent or large trading through transfers among the subaccounts or between the subaccounts and the fixed account by market timers or frequent or disruptive traders. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other policyowners, beneficiaries and underlying fund portfolios. The adverse effects include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses.  These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection . We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence . If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of policyowners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Please note : If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable life policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:
•	impose redemption fees on transfers; or
•
expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of  a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policyowners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on policyowners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies . The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policyowners should be aware that we do not monitor transfer requests from policyowners or persons acting on behalf of policyowners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Policyowners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual policyowners, and to restrict or prohibit further purchases or transfers by specific policyowners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders . Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual policyowners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other policyowners of underlying fund portfolio shares, as well as the policyowners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Trust Subaccounts. Because the above restrictions do not apply to the ProFunds or Access Trust subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above ( i.e. , dilution, an adverse effect on portfolio management, and increased expenses).

Telephone and Fax Privileges

Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-322-7353, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time, or fax your instructions to our subaccount transfer fax number 1-727-299-1648 (for all other fax requests, please use 1-727-299-1620). Please note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.

Please note the following regarding telephone or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone or fax transfer order in writing.
•	If you do not want the ability to make telephone transfers, you should notify us in writing at our mailing address or through our fax number (1-727-299-1620).
•	We will not be responsible for same-day processing of transfers if the transfer order is faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
•
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and fax transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Fixed Account Transfers

Currently, we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we change this, we will notify you at the time of your transfer.

We reserve the right to limit the maximum amount you may transfer from the fixed account each Policy year to the greater of 25% of the amount in the fixed account or the amount you transferred from the fixed account in the immediately preceding Policy year.  Note: These restrictions may prolong the period of time it takes to transfer your total cash value in the fixed account to the subaccounts and, therefore, you should carefully consider whether investment in the fixed account meets your needs and investment criteria.

These restrictions do not apply to dollar cost averaging transactions. However, the transfer may not be greater than the unloaned portion of the fixed account on the valuation date on which we receive the transfer request.

We will make the transfer at the end of the valuation date on which we receive the request, in good order, at our administrative office (for telephonic and facsimile transactions) or at our mailing address (for written correspondence).  We reserve the right to require that you make the transfer request in writing and that we receive the written request no later than 30 days after a Policy anniversary.  We may restrict transfers to the fixed account, if, following the transfer, the fixed account value, excluding amounts in the loan reserve account, would exceed $250,000.  (This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.)

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing, in good order, to our mailing address.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount value in that portfolio to the fixed account without a transfer charge.  We must receive your request to transfer the subaccount value to the fixed account, in good order, within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Extended Term Insurance Benefit

The Owner may apply the net surrender value of this Policy to purchase an Extended Term Insurance Benefit in place of this Policy's death benefit.  While it is in effect, the Extended Term Insurance Benefit provides for a death benefit equal to the death benefit proceeds of this Policy on the Policy anniversary on which the Extended Term Insurance Benefit takes effect.  We will determine the termination date of the Extended Term Insurance Benefit that can be purchased with the net surrender value based on the cost of insurance rates guaranteed in this Policy and the guaranteed fixed account interest rate.  The owner will be notified of the termination date of the Extended Term Insurance Benefit, and if the primary insured has not died prior to the termination date, the Extended Term Insurance Benefit and this Policy will terminate without value.  See example below.

The Extended Term Insurance request must be made in writing, in good order, and must be received by us at our mailing address at least 30 days prior to the next Policy anniversary.  This election is irrevocable.  Following the request to purchase an Extended Term Insurance Benefit, additional premium payments, Policy loans, withdrawals and transfers will not be allowed.  All in force riders to this Policy will terminate upon the effective date of the Extended Term Insurance Benefit.  The Extended Term Insurance Benefit has no net surrender value.

Extended Term Insurance Example

A 35 year old male purchases a $100,000 Option A Policy, with a Policy date of June 1, 2008, and is underwritten as Preferred Elite. Ten years later, on June 1, 2018, the net surrender value is $10,001.61 and the owner elects the Extended Term Insurance Benefit.  The Extended Term Insurance Benefit in this example would be a $100,000 death benefit if the primary insured dies on or before October 31, 2034.  After June 1, 2018 no further changes to the Policy are allowed and there is no available net surrender value.  If the primary insured has not died on or before October 31, 2034 then the Policy terminates without value.

Both the net surrender value and the duration of any Extended Term Insurance Benefit depend upon your Policy’s applicable C.S.O. table.

Dollar Cost Averaging

Dollar cost averaging is a strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium to the subaccounts over a period of time. This potentially allows you to reduce the risk of allocating most of your premium to the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the Transamerica A egon Money Market VP subaccount , the Transamerica JPMorgan Core Bond VP subaccount, or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request, in good order, at our mailing address or by facsimile at our administrative office   provided that we receive the form by the 25th day of the month. (Note: As stated on your dollar cost averaging form, the date that you select cannot be the 29th, 30th or 31st of any month.)

To start dollar cost averaging:	•	You must submit to us, in good order, in writing to our mailing address (or by facsimile to our administrative office) a completed form signed by the owner requesting dollar cost averaging.
	•	You may be required to have at least $5,000 in each subaccount or the fixed account from which we will make transfers.
	•	Your total transfers each month under dollar cost averaging may be limited to a minimum of $100.
	•	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if any of the following occur:	•	We receive, in good order, at our mailing address (or by facsimile or by telephone at our administrative office) , a request to discontinue participation from you or your authorized representative .
	•	The value in the accounts from which we make the transfers is depleted.
	•	You elect to participate in the asset rebalancing program.
	•	You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program and later decide that you would like to participate again, you must submit (in good order) a new dollar cost averaging form. We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular allocation percentage among the subaccounts you have selected .   Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your asset rebalancing instructions. Cash value in the fixed account is not available for this program and this program is not available in conjunction with the dollar cost averaging program . We make no guarantee that participation in this program will result in a profit or protect you against loss.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form, in good order, at our mailing address (or by facsimile at our administrative office), we will change your premium allocation s to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. If you do not indicate a specific date, we will use the date that we receive the form. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	You must submit to us, in good order, in writing to our mailing address (or by facsimile to our administrative office), a completed asset rebalancing request form, signed by the owner.
	•	You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program. (We reserve the right to count such allocations as part of your free transfers in the future.)

Asset rebalancing will cease if:	•	You elect to participate in the dollar cost averaging program.
	•	We receive, in good order, in writing to our mailing address (or by facsimile to our administrative office), a request to discontinue participation from you or your authorized representative .
	•	You make any transfer to or from any subaccount other than under a scheduled rebalancing.
	•	You elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we may restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any allocation models for use with your life insurance policy.  You may authorize and engage your own investment advisor to manage your account.  These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf.  We do not offer advice about how to allocate your cash value under any circumstance.  We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy.  We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.  Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals .

If your investment advisor has also acted as your insurance agent with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as an insurance agent and investment advisor.  Alternatively, the investment advisor may compensate the registered representative from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor.  If you are interested in the details about the compensation that your investment advisor and/or your registered representative receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your authorized registered representative or investment advisor.  We reserve the right to discontinue doing so at any time and for any reason.  We may require registered representatives or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Transamerica Financial as a condition of our accepting transactions on your behalf.  The administrative agreement may impose limitations on the registered representative’s or investment advisor’s ability to request financial transactions on your behalf.  These limitations, which are discussed in the section above entitled “Transfers - Disruptive Trading and Market Timing,” are intended (i) to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio; or (ii) to comply with specific restrictions or limitations imposed by a portfolio of Transamerica Financial.

Note:

•
Limitations that we may impose on your authorized registered representative or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on the owner’s own behalf, except as otherwise described in this prospectus. Any third party asset allocation service may be terminated at any time by the owner or by the third party service by sending written instruction to our mailing address.

•	The practices and procedures described above do not apply to any asset allocation portfolios that are available as investment options under the Policy.

Policy Values

Cash Value

Your cash value:

●	Is determined on the Policy date and on each valuation date.
●
Equals the sum of all amounts invested in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.

●	Serves as the starting point for calculating values under a Policy.
●
Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

●	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address.  You may also fax your request to 1-727-299-1620.

Net surrender value on any valuation date equals:	•	The cash value as of such date; minus
	•	Any surrender charge as of such date; minus
	•	Any outstanding loan amount, including any accrued Policy loan interest.

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.” At the end of any valuation period, subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount. ( Note: Subaccount transactions are converted to units for accounting purposes.)

The number of units in any subaccount on any valuation date equals:	•	The initial units purchased at unit value on the Policy date, or reallocation date, if different; plus
	•	Units purchased with additional net premium(s); plus
	•	Units purchased due to a loan repayment; plus
	•	Units purchased through transfers from another subaccount or the fixed account; minus
	•	Units redeemed to pay for monthly deductions; minus
	•	Units redeemed to pay for cash withdrawals; minus
	•	Units redeemed as part of a transfer to another subaccount or the fixed account (including the loan reserve account); minus

	•	Units redeemed to pay cash withdrawal and transfer charges ; minus
	•	Units redeemed due to any refund of premium allocated to that subaccount.

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received (i) at our mailing address (for written requests or payments by check) or (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions).

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a
valuation period is calculated as:	•
The total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period.  This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	•	A charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
	•	The accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	•	The number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern Time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date if different, the fixed account value is equal to the cash value allocated to the fixed account, less the portion of the first monthly deduction that is subtracted from the fixed account.

The fixed account value at the end of any
valuation period is equal to:	•	The sum of net premiums allocated to the fixed account; plus
	•	Any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	Total interest credited to the fixed account; minus
	•	Amounts charged to pay for monthly deductions; minus
	•	Amounts withdrawn or surrendered from the fixed account to pay for cash withdrawal s, transfer charges or any other fees and charges ; minus
	•	Amounts transferred from the fixed account (including amounts transferred from the loan reserve account) to a subaccount ; minus
	•	Any refund of premiums allocated to the fixed account.

Death Benefit

Death Benefit Proceeds

We will determine the amount of and pay the death benefit proceeds on any Policy in force on the date of death upon receipt, in good order, at our administrative office of satisfactory proof of the insured's death, plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need. We will pay interest on the Death Benefit from the date of death to the date of payment.  The annual interest rate will be at least 1%. We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

The death benefit is equal to:	•	The amount determined based on the death benefit option that you select (described below); minus
	•	Any outstanding loan amount including any accrued loan interest; plus
	•	Any monthly deductions due during the grace period (if applicable); minus
	•	Any additional insurance in force provided by rider.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

Death Benefit

The Policy offers three death benefit options – Option A, Option B and Option C . The amount of the death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer. This is an important decision. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death adjusted as shown above.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes.  The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted or amended to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments (retroactively and prospectively), to any monthly deductions or supplemental benefits that are consistent with such an increase. We may deduct retroactive adjustments from the cash value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deductions.

Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if, at all times, it meets either a Guideline Premium Test (“GPT”) or a Cash Value Accumulation Test (“CVAT”).  You must choose either the GPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The death benefit will vary depending on which test is used.

The GPT has two components, a premium limit component and a corridor component.  The premium limit restricts the amount of premium that can be paid into the Policy.  The corridor requires that the death benefit be at least a certain percentage (varying each year by the attained age of the insured) of the cash value.  The CVAT does not have a premium limit, but does have a corridor that requires that the death benefit be at least a certain percentage (varying based on the attained age, gender and underwriting class of the insured) of the cash value, adjusted for certain riders.

The corridor under the CVAT is different from the corridor under the GPT.  Specifically, the CVAT corridor requires more death benefit in relation to cash value than is required by the GPT corridor. Therefore, for a Policy in the corridor with no riders, as your cash value increases your death benefit will increase more rapidly under CVAT than it would under GPT.

Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher death benefit, which may increase certain charges.

Option A

Under the Guideline Premium Test

The death benefit equals the greatest of:	1.	The specified amount; or
	2.	A specified percentage called the "limitation percentage," as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured's date of death; or

	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for the Guideline Premium Test for different ages:

Attained Age	Limitation Percentage
40 and under	250%
41 to 45	250% minus 7% for each age over age 40
46 to 50	215% minus 6% for each age over age 45
51 to 55	185% minus 7% for each age over age 50
56 to 60	150% minus 4% for each age over age 55
61 to 65	130% minus 2% for each age over age 60
66 to 70	120% minus 1% for each age over age 65
71 to 75	115% minus 2% for each age over age 70
76 to 90	105%
91 to 95	105% minus 1% for each age over age 90
96 to 99	100%
100 and older	101%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as “in the corridor.” An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Guideline Premium Test Example. Assume that the insured's attained age is under 40 and there are no outstanding loans. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit must be equal to or greater than 2.5 times the cash value, any time the cash value of the Policy exceeds $40,000, the death benefit will exceed the $100,000 specified amount. (The figure $40,000 is derived by solving for cash value in the following calculation: $100,000 = 2.5 times the cash value.) Each additional dollar added to the cash value above $40,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $40,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, then the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

Under the Cash Value Accumulation Test

The death benefit equals the greatest of:	1.	The specified amount; or
	2.
A specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page (Note: Qualified additional benefits are specific benefits defined in Section 7702 of the Internal Revenue Code.); or

	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage calculation above is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage and the net single premium for riders under the Cash Value Accumulation test are calculated as specified under Section 7702. They are based on the insured’s gender, underwriting class, specified amount band, and attained age at the beginning of each Policy year, and will differ depending on whether your Policy was issued under the 2001 or 1980 C.S.O. Tables.

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages and net single premiums, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Cash Value Accumulation Test Example. Assume that a Policy has no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 2.97, and the net single premium for the rider is $14,850. Under Option A, a Policy with a $100,000 specified amount will generally pay $100,000 in death benefits. However, because the death benefit for the base Policy must be equal to or greater than 2.97 times the difference of the cash value and the net single premium for riders, any time the cash value of the Policy exceeds $48,520, the death benefit of the base Policy will exceed the $100,000 specified amount.  The figure of $48,520 is derived by solving for cash value in the calculation $100,000 = 2.97 multiplied by (cash value minus $14,850): 2.97 multiplied by ($48,520 minus $14,850) = $100,000. Each additional dollar added to the cash value above $48,520 will increase the death benefit of the base Policy by $2.97.

Similarly, as long as the cash value exceeds $48,520, each dollar taken out of the cash value will reduce the death benefit of the base Policy by $2.97. If at any time the difference between the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount, the death benefit of the base Policy will equal the specified amount of the Policy.

Option B

Under the Guideline Premium Test

The death benefit equals the greatest of:	1.	The specified amount; plus
		the cash value on the insured's date of death; or
	2.	The limitation percentage, as shown on your Policy’s schedule page, multiplied by the cash value on the primary insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Guideline Premium Test Example. Assume that the insured's attained age is under 40 and there are no outstanding loans. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit, however, must be at least 2.5 times the cash value. As a result, if the cash value of the Policy exceeds $66,667, then the death benefit will be greater than the specified amount plus cash value. The figure of $66,667 is derived by solving for cash value in the calculation: 2.5 times the cash value = $100,000 plus cash value: 2.5 times $66,667 = $100,000 plus $66,667. Each additional dollar of cash value above $66,667 will increase the death benefit by $2.50.

Similarly, any time the cash value exceeds $66,667, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Under the Cash Value Accumulation Test

The death benefit equals the greatest of:	1.	The specified amount; plus the cash value on the
		insured's date of death; or
	2.
A specified percentage called the “limitation percentage,” as shown on your Policy’s schedule page, multiplied by the difference between the cash value on the date of the primary insured’s death and any applicable net single premium for riders that are qualified additional benefits as shown on your Policy’s schedule page (Note: Qualified additional benefits are specific benefits defined  in Section 7702 of the Internal Revenue Code.); or

	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Cash Value Accumulation Test Example. Assume that the insured's attained age is 40 and that there are no outstanding loans. Also assume that the Policy has a specified amount of $100,000, an Other Insured Rider with a face amount of $50,000 has been added to the Policy, the limitation percentage is 2.97, and the net single premium for the rider is $14,850. Under Option B, a Policy with a specified amount of $100,000 will generally pay a death benefit of $100,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $110,000 ($100,000 + $10,000). The death benefit for the base Policy, however, must be at least 2.97 times the difference of the cash value and the net single premium for riders. As a result, if the cash value of the Policy exceeds $73,149, then the death benefit for the base Policy will be greater than the specified amount plus cash value. The figure of $73,149 is derived by solving for cash value in the calculation 2.97 multiplied by (cash value minus the net single premium for the rider) = specified amount plus cash value: 2.97 multiplied by ($73,149 - $14,850) = ($100,000 + $73,149).  Each additional dollar of cash value above $73,149 will increase the death benefit of the base Policy by $2.97.

Similarly, any time the cash value exceeds $73,149, each dollar taken out of the cash value will reduce the death benefit of the base Policy by $2.97. If at any time, the difference between the cash value and the net single premium for riders multiplied by the limitation percentage is less than the specified amount plus the cash value, the death benefit for the base Policy will be the specified amount plus the cash value of the Policy.

Option C

The death benefit equals the greatest of:	1.	The death benefit under Option A; or
	2.	The specified amount multiplied by an age based "factor" equal to the lesser of:
• 1.0; or
• 0.04 multiplied by (95 minus insured's attained age at death) (the "factor" will never be less than zero);
plus The cash value on the insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured's attained age.  Because the death benefit under Option C is at least as large as that under Option A, the Code Section 7702 life insurance qualification compliance test used in calculating the Option A death benefit will be taken into account in the Option C death benefit.

Option C--Three Examples.

1.  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $22,000 will have a death benefit of $102,000 ($100,000 x the minimum of [1.0 and (0.04 x (95-75))) + $22,000].

2.  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and with a cash value of $9,000 will have a death benefit equal to the specified amount of $100,000, since the calculation of $100,000 times the minimum of [1.0 and (0.04 x (95-75))] plus $9,000 is less than the specified amount.

3.  Assume that the insured is under attained age 71 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $100,000 and a cash value of $10,000 will have a death benefit of $110,000, because through attained age 70 the minimum of [1.0 and (0.04 x (95-age))] is always 1.0. Until the insured attains age 71, the Option C death benefit is the same as the Option B death benefit.

Death Benefit After Attained Age 111 (For Policies Applied For On or After November 18, 2008) or After Attained Age 100 (For Policies Applied For Before November 18, 2008 and Issued Before January 1, 2009)

If the Policy is still in force on the Policy anniversary on or following the insured’s 111th or 100th birthday, as applicable, the Policy will continue and the death benefit payable will continue to be calculated in accordance with the death benefit option and the life insurance compliance test then in effect. Please Note: Continuing a Policy beyond the insured’s attained age 99 may have tax consequences.  You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 99 .   Please see the “Federal Income Tax Considerations” section of this prospectus.

Effect of Cash Withdrawals on the Death Benefit

If Option A is in effect, or if Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal.  Regardless of the death benefit option in effect, a cash withdrawal will reduce the death benefit by the amount of the withdrawal. For a description of the effect of cash withdrawals on the death benefit option that you select, please refer to the section entitled “Surrenders and Cash Withdrawals – Cash Withdrawal Conditions” in this prospectus.

Effect of Inflation Fighter Rider Level Premium on the Death Benefit

If you choose Option A, then you may add the Inflation Fighter Rider Level Premium.  Your Policy’s specified amount will automatically increase each year on the Policy anniversary until the 20th Policy anniversary.  If you change from Option A to either Option B or Option C, future scheduled increases in specified amount will automatically cease because the Inflation Fighter Rider Level Premium will terminate.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, Option A will become the death benefit option for your Policy by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year and before the insured’s attained age 95 , you may change your death benefit option once each Policy year.  Changing the death benefit option may affect the specified amount.  We will notify you of the new specified amount.

Changes to the Death Benefit Option are subject to the following conditions:

•
You must send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone and Fax Privileges.”)

•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.

•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

If you change from death benefit option A to death benefit option B, then your specified amount after that change will equal (a) the specified amount immediately before the change minus (b) your cash value on the date of the change.  If you change from death benefit option B to death benefit option A, then your specified amount after that change will equal (a) the specified amount immediately before the change minus your cash value on the date of the change.

Increasing/Decreasing the Specified Amount

You may apply to increase the specified amount at any time or decrease it at any time after the third Policy year.     No more than one change in the specified amount can occur each Policy year. If approved, the increase or decrease will take effect on the next Policy Monthiversary.  An increase or decrease in the specified amount may affect your cost of insurance charge, monthly per unit charge, your GPT premium limitation, your minimum monthly guarantee premium, and may affect your ability to maintain the no lapse guarantee.  A change in specified amount may affect the Policy’s qualification tests as life insurance under IRC 7702 and could cause the Policy to become a Modified Endowment Contract under IRC 7702a and may have adverse federal tax consequences.   Any charges associated with an increase or decrease in your specified amount will be based on the same C.S.O. Table that was in effect when your Policy was issued.

In addition, an increase or decrease in specified amount may move the Policy into a different specified amount band so that your overall cost of insurance rate and monthly per unit charge will change.  An increase in specified amount will be treated as an additional layer of coverage with its own cost of insurance rates, monthly per unit charge, surrender charges and surrender charge period. If you increase your specified amount, you will receive notification of your new minimum monthly guarantee premium and surrender charge schedule.  This also applies to increases generated by the Inflation Fighter Rider Level Premium, except we will not recalculate a new minimum monthly guarantee premium with each specified amount increase generated by the Inflation Fighter Rider Level Premium.

Any decrease will reduce your specified amount in the additional layer of coverage created:

(a)	first, by the most recent increase;

(b)	followed by the next most recent increases successively; and

(c)	followed by the amount specified in the original application.

You should consult a tax advisor before increasing or decreasing your Policy’s specified amount.

Conditions for and impact of decreasing the specified amount:	•	You must send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620.
	•	Decreases are only allowed after the third Policy year.
	•	You may not increase and decrease your specified amount in the same Policy year.
	•	You may not decrease your specified amount lower than the minimum specified amount under Band 1 shown on your Policy schedule page.
	•	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.
•
Until the later of the end of the surrender charge period or the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then specified amount.

	•	A decrease in specified amount will take effect on the Monthiversary on or next following the date we receive your written request, in good order, at our mailing address.
•
If a decrease to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the decrease in specified amount.

•
A decrease in specified amount will cause a new minimum monthly guarantee premium to be calculated.  The new minimum monthly guarantee premium is effective on the date of decrease if the Policy is still within the no lapse guarantee period.

Conditions for and impact of increasing the specified amount:	•	We will accept requests for increases in specified amount at any time before the insured’s 86th birthday.
	•	Your request, in good order, must be applied for on a supplemental application and must include evidence of insurability satisfactory to us.
	•	A requested increase in specified amount requires our approval and will take effect on the Policy Monthiversary on or after the day we approve your request.
	•	We may require your requested increase in specified amount to be at least $10,000.
	•	You may not decrease and increase your specified amount in the same Policy year.
•
If an increase (including specified amount increases generated by the Inflation Fighter Rider Level Premium) to your Policy’s specified amount causes your specified amount band to change, then we will apply the cost of insurance rates to the amounts in the new band as of the effective date of the increase in specified amount.

•
An increase in specified amount (except specified amount increases generated by the Inflation Fighter Rider Level Premium) will cause a new minimum monthly guarantee premium to be calculated.  The new minimum monthly guarantee premium is effective on the date of increase if the Policy is still in the no lapse guarantee period.

•
Each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) will have its own surrender charge that applies for 10 years after the date of each increase.  This charge may significantly reduce your net surrender value.

	•	Each increase in specified amount (including specified amount increases generated by the Inflation Fighter Rider Level Premium) will trigger a new contestability and a new suicide period.
	•	Requested increases in specified amount will not be subject to future automatic increases under the Inflation Fighter Rider Level Premium.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum.  These are described under “Settlement Options” in your Policy and in this prospectus.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request, in good order, at our mailing address. You may also fax your request to our administrative office at 1-727-299-1620. We may require an original signature with your request.  Written requests to surrender a Policy that are received at our mailing address (or faxed to our administrative office) before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive the written request at our mailing address (or fax request to our administrative office) after the NYSE closes or on a day that the NYSE is closed for trading, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please Note: All surrender requests must be submitted in good order to avoid a delay in processing your request.

The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request, in good order, at our mailing address. You will incur a surrender charge if you surrender the Policy during the first 10 Policy years (or during the 10-year period following an increase in specified amount, including specified amount increases generated by the Inflation Fighter Rider Level Premium).

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum (by check) within seven days or under a settlement option.  A surrender may have tax consequences. For more information regarding tax consequences, please refer to the section entitled “Federal Income Tax Considerations," in this prospectus.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your surrender value subject to certain conditions. (Note: All requests for a withdrawal must be submitted in good order to avoid a delay in processing your request.)

Cash withdrawal conditions:	•
You must send your written cash withdrawal
request with an original signature, in good order, to our mailing address. If your withdrawal request is less than $500,000, you may fax it to us at 1-727-299-1620.

	•	We may limit the number of withdrawals to one cash withdrawal per Policy year.
•
We may limit the amount you can withdraw to a minimum of $500 and the remaining net surrender value following a withdrawal may not be less than $500.  During the first 10 Policy years, the amount of the withdrawal may be limited to no less than $500 and to no more than 10% of the net surrender value.  After the 10th Policy year, the amount of a withdrawal may be limited to no less than $500 and may not exceed the net surrender value, less $500.

	•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•
You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, we will take the withdrawal from each account in accordance with your current premium allocation instructions. If this is not possible, the withdrawal amount will be withdrawn pro-rata from all accounts.

	•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request, in good order, at our mailing address or our administrative office.
	•	We will deduct a processing fee equal to $25 or 2% of the amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
	•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	•	You will forfeit any future increases in specified amount generated by the Inflation Fighter Rider Level Premium if you take a cash withdrawal.
	•	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and in most cases, will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect or when death benefit Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal. This decrease in specified amount may cause your Policy to be in a lower specified amount band, so that your cost of insurance rates would be higher.  You also may have to pay higher minimum monthly guarantee premiums.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $30 for an overnight delivery ($35 for Saturday delivery) and $50 for wire service.  You can obtain further information about these charges by contacting us at our mailing address or our administrative office.

Canceling a Policy

You may cancel the Policy for a refund during the "free-look period" by returning it, with a written request to cancel the Policy, to our mailing address. You may also fax your request to our administrative office at 1-727-299-1620 along with page 3 of the Policy. (If you send your request by fax, be sure to use the correct fax number.) The "free-look period" expires 10 days after you receive the Policy.  If you decide to cancel the Policy during the "free-look period," we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive, in good order, the returned Policy at our mailing address (or a fax request and page 3 of the Policy are received in good order at our administrative office). The amount of the refund will be the total of all premiums you paid under the Policy.

Signature Guarantee

Signature guarantees are relied upon as a means of preventing the perpetration of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:

•	All requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more.
•	Any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's policy.
•
Any disbursement request when Transamerica Financial has been directed to send proceeds to a different address from the address of record for that owner's policy.  Please Note:  This requirement will not apply to disbursement requests made in connection with exchanges of one policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

•	Any transaction where the owner’s signature on a request submitted does not match the signature in our files.

An investor can obtain a signature guarantee from financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

•	National and state banks
•	Savings banks and savings and loan associations
•	Securities brokers and dealers
•	Credit unions

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.   Notarization will not substitute for a signature guarantee.

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from the Policy using the Policy’s net surrender value as the only security for the loan. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from and secured by a Policy may have tax consequences. See "Federal Income Tax Considerations."

Policy loans are subject to certain conditions:	•	We may require you to borrow at least $500.
	•	The maximum amount you may borrow is 90% of the net surrender value, minus loan interest that will accrue prior to the next anniversary.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). If this is not possible, the withdrawal amount will be withdrawn from all accounts. We will transfer that amount to the loan reserve account.  The loan reserve account is part of the fixed account.

We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address or, in the limited circumstances described below, by telephone or fax at our administrative office.  We may postpone payment of loans under certain conditions.

You may request a loan of up to $50,000 by telephone by calling us at our administrative office at 1-800-322-7353, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time. If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing your request.)

If your loan request is less than $500,000, then you may fax it to us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.) If the loan request exceeds $500,000 or if the address has been changed within the past 10 days, we may reject your request or require a signature guarantee. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address and will be credited as of the date received.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Loan Interest Spread

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0%).  We may apply different loan interest rates to different portions of the outstanding loan.  After the 10th Policy year, we will charge preferred loan interest rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest. Beginning at the insured’s attained age 111 (for Policies applied for on or after November 18, 2008) or the insured’s attained age 100 (for Policies applied for before November 18, 2008 and issued before January 1, 2009), all loans are considered preferred loans. The current preferred loan interest rate charged is 2.00% effective annually and is guaranteed not to exceed 2.25%.

Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 2.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount in the loan reserve account equal to the amount of the outstanding loan as of the last Policy anniversary plus any accrued interest. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of cash value in the fixed account. Amounts transferred from the separate account to the loan reserve account will reduce the value in the separate account and we will credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

We also currently charge interest on Policy loans at an effective annual rate of up to 2.75%.  Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. This Policy provides a no lapse guarantee as described below. Once the no lapse period ends, or if the no lapse guarantee is not in effect, your Policy may lapse if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the net surrender value, or if you have not paid sufficient premiums (as discussed below) to offset the cost of the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, then we will mail a notice to your last known address according to our records and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period.  If we do not receive the specified minimum payment by the end of the grace period, then all coverage under the Policy will terminate without value.

Your Policy is a flexible premium policy that is subject to certain monthly deductions that are dependent upon, among other factors, the characteristics of the insureds, riders associated with your Policy, and your Policy’s specified amount.  If your Policy does lapse and you choose to reinstate it, you will be required to make additional payments.  The payments needed to reinstate the Policy will depend on whether the no lapse date has passed.  Please refer to the section below entitled “Reinstatement” for a description of the payments that may be required to reinstate your Policy.

No Lapse Guarantee

The Policy provides a no lapse guarantee during the no lapse period.  As long as you keep the no lapse guarantee in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse as long as the no lapse guarantee is in effect. The no lapse guarantee will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse guarantee is still in effect.  If the no lapse guarantee is not in effect and the Policy is still in force, it can be restored by paying, at any time before the no lapse date, minimum monthly guarantee premiums sufficient to cover the period from the Policy date up to and including the current month.

No lapse date	•	For issue ages 0-60, the no lapse date is determined by either the number of years to attained age 65 or the 20th Policy anniversary, whichever is earlier.
	•	For issue ages 61-85, the no lapse date is the fifth Policy anniversary.
•
The no lapse date is specified in your Policy. Note: For all Policies with a no lapse date indicated on the Policy schedule page in 2006, 2007, 2008, 2009, 2010, or 2011, that were applied for before September 22, 2008 and issued before January 1, 2009 and were in force on May 1, 2009, that date was automatically extended to the Policy Anniversary in 2012.

Keeping the no lapse guarantee in effect:	•	The no lapse guarantee will not remain in effect if you do not pay sufficient minimum monthly guarantee premiums.
	•	You must pay total premiums (minus cash withdrawals and any outstanding loan amount, including accrued loan interest) that equal at least:
> the sum of the minimum monthly guarantee premiums in effect for each month from the Policy date up to and including the current month.

Effect of Policy changes on minimum monthly guarantee premium:	•
We will recalculate the amount of the minimum monthly guarantee premium if, while the no lapse guarantee is in effect, you change death benefit options, increase or decrease the specified amount, or if supplemental benefits (riders) (except the Inflation Fighter Rider Level Premium) are added, terminated, reduced or increased.

•
Depending upon the change made to the Policy or rider and the resulting impact on the level of the minimum monthly guarantee premium, you may need to pay additional premiums to keep the Policy in force. We normally will not extend the length of the no lapse guarantee.

You will lessen the risk of Policy lapse if you keep the no lapse guarantee in effect. Before you take a cash withdrawal or a loan, or decrease the specified amount, or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

See “Minimum Monthly Guarantee Premium” for a discussion of how the minimum monthly guarantee premium is calculated and can change.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse. You may not reinstate the Policy if it has been surrendered for cash surrender value. Any reinstatement must be made during the lifetime of the insured. Before we reinstate the Policy, we will require all of the following:

•
Submit a written application for reinstatement, in good order, to our mailing address or fax your request to our administrative office at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.)

•	Submit the insured’s written consent to reinstate.
•	Submit evidence of insurability that is satisfactory to us that the insured continues to qualify for the same underwriting class and any substandard rating upon which we based issuance of the Policy .
➢
If the no lapse guarantee has expired, pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement, plus an amount sufficient to increase the cash value above the surrender charges that would apply at the time of reinstatement.

➢
If the no lapse guarantee has not expired, pay the lesser of the premium described directly above, or the total minimum monthly guarantee premium from Policy issue through the month of lapse, plus two months of minimum monthly guarantee premiums, minus premiums previously paid net of any withdrawals, outstanding loans, and accrued loan interest.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction and any surrender charge that we would assess if you were to surrender the Policy. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness (i.e., outstanding loan plus any accrued interest at the time your Policy lapsed).

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings.  We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702.  Section 7702 defines a life insurance policy for federal income tax purposes and places limits on the relationship of the cash value to the death benefit.  As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries.  In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after attained   age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after attained age 99.  Lack of specific IRS guidance, however, makes the tax treatment of the death benefit after attained age 99 uncertain.  Also, any increase in cash value should generally not be taxable until received by you or your designee.  However, if your Policy is a modified endowment contract as defined in Code Section 7702A you may be taxed to the extent of gain in the Policy when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC.  Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be considered an amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC.  Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC.  If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•
All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•
Loans taken from or secured by (e.g., by assignment) or pledges of such a Policy and increases in cash value secured by such loan or pledge are treated as distributions and taxed accordingly.  If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

•
A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have reached age 59½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•
If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, the IRS has the authority, but has not yet done so, to issue regulations providing that distributions from a Policy that are made within two years before the Policy becomes a MEC will also be taxed in this manner.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.  Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax applicable to MECs.

Policy Loans.  Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax free.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability.  The federal income tax withholding rate is generally 10% of the taxable amount of the distribution.  Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year.  With the exception of amounts that represent eligible rollover distributions from Pension Plans and Section 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.  If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding.  Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States.  The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and life insurance owned by businesses and life insurance used in split dollar arrangements. The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.  Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees to receive death benefits tax free and inserted additional tax reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludable from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Attained Age 99 .  The tax consequences of continuing the Policy beyond the insured’s attained age 99 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part.  You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 99 .

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Special Rules for Pension Plans and Section 403(b) Arrangements.  If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus.  The purchase may also affect the qualified status of the plan.  You should consult a qualified tax advisor in connection with such purchase.  Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans.  You should consult a qualified advisor regarding ERISA.

Please Note:

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Foreign Account Tax Compliance Act (“FATCA”). The discussion above provides general information regarding U.S. federal income tax consequences to life insurance and annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies and annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional documentation may be required with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents, and additional withholding may be imposed if such documentation is not provided.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy or an annuity contract purchase.

•
In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010. The 2010 Taxpayer Relief Act generally extended the EGT R RA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012.  The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes.  This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Other Policy Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum by check or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the payment specified under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on :

•	The amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death.
•	The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0%).
•	The mortality tables we use.
•	The specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	•	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	Only for the life of the payee, at the end of which payments will end; or
	•	For the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	•	For the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	•	Payments to the co-payee, if living, upon the payee's death will equal either:
> The full amount paid to the payee before the payee's death; or
> Two-thirds of the amount paid to the payee before the payee's death.
	•	All payments will cease upon the death of the co-payee.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death, in good order, at our mailing address. However, we can postpone such payments if any of the following occurs:

•	The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC.
•	The SEC permits, by an order, the postponement for the protection of policyowners.
•	The SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.
•	When mandated under applicable law.

    In addition, pursuant to SEC rules, if the Transamerica A egon Money Market VP portfolio or the ProFund VP Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of such portfolio, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Transamerica A egon  Money Market subaccount or the ProFund VP Money Market subaccount until the portfolio is liquidated.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.  We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., net surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us , in good order, at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

The Sarbanes-Oxley Act (the “Act”) was enacted in 2002.  The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements.  The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly traded companies.  Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

Policy Termination

Your Policy will terminate and all benefits under it will cease on the earliest of the following :

•	The date the Policy lapses.
•	The date we receive (in good order) your written request to surrender or terminate; or
•	The date of the insured’s death.

Assignment of the Policy

You may assign your Policy by filing a written request with us.  We will not be bound by any assignment until we record it in our records.  Unless otherwise specified by you, the assignment will then take effect on the date the assignment form is received in good order by the Company and accepted in our administrative office, unless the Policy states otherwise.   We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it.  Any death benefit which becomes payable to an assignee will be payable in a single sum and will be subject to proof of the assignee’s interest and the extent of the assignment.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available and may be added to your Policy. Monthly charges for these riders are deducted from the cash value as part of the monthly deductions. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account.  Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

Primary Insured Rider Plus ("PIR Plus")

Under the PIR Plus, we provide term insurance coverage on the primary insured on a different basis from the coverage in your Policy.

Features of PIR Plus:	•	The rider increases the Policy's death benefit by the rider's face amount.
	•	The rider may be purchased for issue ages 0-70.
	•	The minimum purchase amount for the rider is $25,000. There is no maximum purchase amount.
	•	We do not assess any additional surrender charge for the rider.
•
Generally the rider coverage costs less than the insurance coverage under the Policy, but it has no cash value and it does not provide a guarantee that current cost of insurance rates in the first three Policy years will remain fixed.

	•	You may cancel or reduce your rider coverage without decreasing your Policy's specified amount.
	•	You may generally decrease your Policy's specified amount without reducing your rider coverage.
Subject to the following conditions, on any Monthiversary while this rider is in force, you may convert this rider to a new Policy on the primary insured’s life without evidence of insurability.

Conditions to convert the rider:	•	Your request must be in writing, in good order, and sent to our mailing address.
	•	The primary insured has not reached his/her 71st birthday.
	•	The new policy is any permanent insurance policy that we currently offer for conversions.
	•	We may allow an increase to the Policy’s specified amount if the Base Policy and all of the riders in force allow such an increase.
•
The amount of the insurance under the new policy or the amount of the increase will equal the specified amount in force under the rider as long as it meets the minimum specified amount requirements of a Base Policy.

	•	We will base your premium on the primary insured's underwriting class under the rider.

Termination of the rider:	The rider will terminate on the earliest of:

	•	The Policy anniversary on or following the primary insured’s 79th birthday; or
	•	The date the Policy terminates for any reason except for the death of the primary insured; or
	•	The date you fully convert this rider; or
	•	The effective date of the Extended Term Insurance Benefit, if elected; or
	•	The Monthiversary when the rider terminates upon the owner’s written request.

It may cost you less to reduce your PIR Plus coverage than to decrease your Policy’s specified amount, because we do not deduct a surrender charge in connection with your PIR Plus. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR Plus. Any changes to the coverage of this rider may affect your minimum monthly guarantee premium. Please refer to the applicable fee tables for your Policy to determine the charges for this rider.

You should consult your registered representative to determine if you would benefit from PIR Plus. We may discontinue offering PIR Plus at any time. We may also modify the terms of these riders for new policies.

Other Insured Rider

This rider may insure the spouse and/or dependent children of the primary insured.  Subject to the terms of the rider, we will pay the specified amount of the rider to the recipient named in the application. We will pay the rider's face amount when we receive proof, in good order, at our mailing address of that the Other Insured's death occurred while this rider was in force. For issue ages 0-70, our current minimum face amount for this rider is $10,000. The maximum face amount is the lesser of $1,000,000 or the total amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5).  Please refer to the applicable fee tables for your Policy to determine the respective charges for this rider. Any changes to this rider may affect your minimum monthly guarantee premium. Subject to the following conditions, on any Monthiversary while the rider is in force, you may convert it to a new policy on the Other Insured 's life (without evidence of insurability).

Conditions to convert the rider:	•	Your request must be in writing, in good order, and sent to our mailing address.
	•	The Other Insured has not reached his/her 71st birthday.
	•	The new policy is any permanent insurance policy that we currently offer for conversion.
•
Subject to the minimum specified amount required for the new policy, the amount of the insurance under the new policy will equal the face amount in force under the rider as long as it meets the minimum specified amount requirements of the original Policy.

	•	We will base the premium for the new policy on the Other Insured 's underwriting class under the rider.

Termination of the rider:		The rider will terminate on the earliest of:
	•	The Policy anniversary on or following the Other Insured's 79th birthday; or
	•	The date the Policy terminates for any reason except for death of the primary insured; or
	•	31 days after the death of the primary insured; or
	•	The date of conversion of this rider; or
	•	The effective date of the Extended Term Insurance Benefit, if elected; or
	•	The Monthiversary when the rider terminates upon the owner’s written request.

Children's Insurance Rider

This rider provides insurance on the primary insured’s children who are between the ages of 15 days and 18 years old on the effective date of the rider or when later added to the rider due to birth or legal adoption. The coverage for any insured child will terminate on the Monthiversary following that child’s 25th birthday (or that child’s death, if sooner).

Our minimum face amount for this rider is $5,000 and the maximum face amount is $20,000. We will pay a death benefit once we receive proof, in good order, at our mailing address that the insured child died while the rider was in force for that child. At each insured child’s age 25, this rider may be converted to a new policy for up to five times the face amount of the rider. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child for an amount equal to the face amount of the rider.

Accidental Death Benefit Rider

Available to primary insureds issue ages 15 to 59 years ; our current minimum specified amount for this rider is $10,000. The maximum specified amount available for this rider is the lesser of: (i) $150,000 or (ii) 150% of the Policy’s specified amount.

Subject to certain limitations, we will pay the specified amount if the death of the primary insured results solely from accidental bodily injury where:

•	The death is caused by external, violent, and accidental means.
•	The death occurs within 90 days of the accident.
•	The death occurs while the rider is in force.

The rider will terminate on the earliest of:

•	The Policy anniversary on or following the primary insured's 70th birthday; or
•	The date the Policy terminates; or
•	The effective date of the Extended Term Insurance Benefit, if elected; or
•	The Monthiversary when this rider is terminated upon the owner's written request.

Disability Waiver of Monthly Deductions Rider

Subject to certain conditions, we will waive the Policy's monthly deductions while the primary insured is disabled. You may purchase this rider if the primary insured's issue age is between 15 and 55 years at the time the rider is purchased. This rider is not available together with the Disability Waiver of Premium Rider.

Before we waive any monthly deductions, we must receive proof, in good order, at our mailing address that:

•	The primary insured is totally disabled.
•	The primary insured's total disability began before the Policy anniversary on or following the primary insured's 60th birthday.
•	The primary insured's total disability has existed continuously for at least six months.

We will not waive any deduction that becomes due more than one year before we receive written notice of your claim, after the primary insured's recovery from disability, or after termination of this rider.  While the primary insured is totally disabled and receiving benefits under this rider, no grace period will begin for the Policy provided that the cash value, minus loans and accrued loan interest remains positive.  It is possible that additional premium payments will be required to keep the Policy in force while the waiver of monthly deduction benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

	•	The Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
•
The date of recovery from disability (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

	•	The date the Policy terminates; or
	•	The effective date of the Extended Term Insurance Benefit, if elected; or
	•	The Monthiversary when this rider terminates upon the owner’s written request.

If we are paying benefits under the rider on the Policy anniversary after the insured's 60th birthday, then the rider will not terminate and benefits will continue until the date the primary insured is no longer totally disabled.

Disability Waiver of Premium Rider

Subject to certain conditions, we will apply the waiver of premium benefit, as shown on the Policy schedule page, as if it is a premium payment into the Policy while the primary insured is totally disabled, as defined in the rider.  The waiver of premium benefit is generally equal to the annual planned premium for the Policy, but the maximum payment is the lesser of $12,000 or the maximum annual premium payable under the Guideline Premium Test. We will allocate the resulting net premium into the Policy’s cash value. You may purchase this rider if the primary insured’s issue age is between 15 and 55 years. This rider is not available in combination with the Disability Waiver of Monthly Deductions Rider.

  Before paying a benefit, we must receive proof, in good order, at our mailing address that:

•	The primary insured is totally disabled.
•	The primary insured became totally disabled before the Policy anniversary on or following the primary insured’s 60th birthday.
•	The primary insured’s total disability has existed continuously for at least six months.

Upon meeting the requirements above, we will also make a retroactive payment equal to six months of benefits under the rider.  We will apply the benefit each month on the Monthiversary.  We may not pay any benefit that becomes due more than one year before we receive written notice of your claim, after the primary insured’s recovery from disability, or after termination of this rider.  It is possible that additional premium payments will be required to keep the Policy in force while the waiver of premium benefit is being paid.

Termination of the rider:	The rider will terminate on the earliest of:

	•	The Policy anniversary on or following the primary insured’s 60th birthday, unless the primary insured is totally disabled; or
•
The later of the date of recovery from disability or the Policy anniversary on or following the insured’s 100th birthday (with respect to benefits accruing during the continuance of an existing total disability after the Policy anniversary on or following the primary insured’s 60th birthday); or

	•	The date the Policy terminates; or
	•	The effective date of the Extended Term Insurance Benefit, if elected; or
	•	The Monthiversary when this rider terminates upon the owner’s written request.

Terminal Illness Accelerated Death Benefit Rider

This rider allows us to pay all or a portion of the death benefit once we receive proof, in good order, at our mailing address that the primary insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a single-sum benefit equal to:

•	The death benefit on the date we pay the single-sum benefit; multiplied by
•	The election percentage of the death benefit you elect to receive; divided by
•	1 + i ("i" equals the current yield on 90-day U.S. Treasury bills or 3%, whichever is greater) (“discount factor”); minus
•	Any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

•	The death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus
•	The benefit available under any PIR Plus in force.

A single-sum benefit may not exceed $500,000.

You elect the election percentage. It may not be greater than 100%.

The rider terminates at the earliest of:

•	The date the Policy terminates.
•	The date a settlement option takes effect.
•	The date we pay a single-sum benefit.
•	The effective date of the Extended Term Insurance Benefit, if elected.
•	The date you terminate the rider.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

We do not assess an administrative charge for this rider; if the rider is exercised, however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

For example, suppose before the owner elects the single sum benefit, a Policy has a $400,000 death benefit and a $10,000 loan balance.  Suppose that the current yield on 90-day U.S. Treasury bills is 6.00%.  Because 6% is greater than 3% the interest rate that will be used to discount the single sum benefit is 6%. The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $183,679.25, which is ($400,000 x 0.50/1.06) – ($10,000 x 0.50).  After the acceleration, the remaining death benefit is $200,000, which is 50% of $400,000, and all Policy values will be reduced by 50%.

Note: Before adding this rider to a Policy or requesting payout under the rider, you should consult a tax advisor to discuss the tax consequences of doing so.

Inflation Fighter Rider Level Premium

This rider provides scheduled annual increases to the Policy's specified amount, starting on the first Policy anniversary and continuing each Policy anniversary until the Policy's 20th anniversary, without an additional application or evidence of insurability.  The rider is available only at issue of the Policy for issue ages 0-65, and only if Death Benefit Option A is chosen on the application. If you select the Inflation Fighter Rider Level Premium, we will not recalculate your minimum monthly guarantee premium with each increase in specified amount generated by the rider.  You must elect this rider on the application.  The rider is not available to insureds in a substandard rating class.

Features of the rider:	•	The Policy's initial specified amount must be less than $1,000,000.
	•	Any change to the Policy's death benefit option will cause the rider to terminate and annual specified amount increases to stop.
	•	Any withdrawal or requested decrease in specified amount of the Policy will cause the rider to terminate and annual scheduled specified amount increases to stop.
	•	If you decline any scheduled specified amount increase under the rider, the rider will terminate and further scheduled specified amount increases will stop.
•
Future scheduled specified amount increases under the rider apply only to the Policy's specified amount on the Policy date plus any previous scheduled specified amount increases under the rider.  Further increases under the rider do not apply to increases in specified amount requested by you after the Policy date.

•
The Policy's surrender charge period and surrender charges apply separately to each scheduled increase in specified amount.  Upon a surrender of the Policy, total surrender charges will be the sum of any surrender charges applicable to the Policy and to each annual increase amount effected under the rider.

	•	The no lapse guarantee for the Policy will continue to be measured from the Policy date, and will not change each time a scheduled increase in specified amount is effected under the rider.
•
Each time a scheduled increase in specified amount is made under the rider, the tests we apply to qualify the Policy as life insurance under Code Section 7702, and for MEC purposes will be recalculated.

•
 Scheduled annual increases in specified amount generated by this rider will increase the cost of insurance charges and increase the amount and duration of the monthly per unit charges and surrender charges under the Policy. Each new layer of surrender charges and monthly per unit charges resulting from the scheduled annual increase in specified amount will be based on the amount of increase , the insured’s issue age at time of increase and the Policy duration from date of increase.  Each new layer of cost of insurance charge is based on, among other factors, the  insured ’s issue age at Policy issue and the duration of the Policy at the time of the increase.

•
Banding of specified amounts for purposes of applying cost of insurance rates is determined by adding the Policy's specified amount and the sum of the specified amounts created by operation of the rider.  The resulting cost of insurance rates, according to the appropriate specified amount band, will then apply to both the Policy's specified amount and to each of the specified amount increases generated by the rider.

•
Any requested decreases in specified amount are applied on a "last-in-first-out" basis, such that the last increase in specified amount created by operation of the rider will be eliminated first, and so on.

Termination of the rider:	The rider will terminate on the earliest of the following:

	•	The processing date of a requested decrease in the specified amount of the Policy.
	•	The date an automatic increase, under the terms of the rider, is declined by the owner.
	•	The day following the 20th anniversary of the Policy.
	•	A cash withdrawal from the Policy.
	•	Any change in death benefit option.
	•	The date the primary insured dies.
	•	The date the Policy terminates for any reason other than the death of the primary insured.
	•	The effective date of the Extended Term Insurance Benefit, if elected.
	•	The date we receive your written request at our mailing address to terminate the Policy or the rider.

Under the rider, the Policy's specified amount will increase on a compounded basis by 3.53%. As a courtesy, you will receive a notice of the date and amount of each scheduled increase from us on or prior to each Policy anniversary. You may, at that time, decline in writing to us an increase within 45 days of the date of the notice. If you decline a scheduled increase in specified amount, the rider will terminate and further scheduled increases under the rider will be canceled.

Additional Information

Unclaimed and Abandoned Property

 Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for [owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Sending Forms and Transaction Requests in Good Order

We cannot process your instructions to process a transaction relating to the Policy until we have received your instructions in good order at our mailing address (or our administrative office, as appropriate).  "Good order" means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents, if applicable) we require in order to effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Sale of the Policies

Distribution and Principal Underwriting Agreement.   We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (“TCI”) for the distribution and sale of the Policies.  We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws.  The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies.  We pay commissions through TCI to the selling firms for their sales of the Policies.

A limited number of affiliated and unaffiliated broker-dealers, including Transamerica Financial Advisors, Inc. (“ TFA ”) , may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms.  We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

The selling firms are paid commissions for the promotion and sale of the Policies according to one or more schedules.  The amount and timing of commissions may vary depending on the selling agreement. The sales commission paid to broker-dealers during 201 3 was, on average, 64 % of all premiums paid during the first Policy year, plus 3% of all premiums paid during Policy years 2 – 10.  We will pay an additional trail commission of up to 0.30% of the Policy's subaccount value (excluding the fixed account) on the Policy anniversary if the cash value (minus amounts attributable to loans) equals at least $5,000. Additional sales commissions may also be payable on premiums paid as a result of an increase in specified amount.  Some selling firms may be required to return first year commissions (less surrender charge) if the Policy is not continued through the first two Policy years.

To the extent permitted by FINRA rules, Transamerica Financial, TFA, and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives.  These arrangements, which may be referred to as “revenue sharing,” are described further below.

The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its sales representative and the firm’s internal compensation program.  These programs may include other types of cash and non-cash compensation and other benefits.  Ask your sales representative for further information about the compensation your sales representative and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy.  Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation for Affiliated Wholesaling and Selling Firms.  Our parent company provides paid-in capital to TCI and pays for TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Transamerica Financial’s main distribution channel is TFA, an affiliate, which sells Transamerica Financial products.  Transamerica Financial covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and employee benefits that are provided directly to TFA.  These facilities and services are necessary for TFA’s administration and operation, and Transamerica Financial is compensated by TFA for these expenses based on TFA’s usage.  In addition, Transamerica Financial and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

Sales representatives and their supervisors at certain affiliated firms may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates.  Additional compensation or reimbursement arrangements may include payments in connection with the firm’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties, to assist a firm or representative in connection with systems, operating, marketing, and other business expenses.  The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, supervisors and/or sales representatives of those affiliated firms who meet certain productivity standards may be eligible for additional compensation.  Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash or non-cash benefits, and may provide such persons with special incentive to sell our Policies.  For example, certain sales representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of A egon N.V. (Transamerica Financial’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.  A portion of the contributions of commissions by the representatives may be matched by the firm .   Certain sales representatives may also be eligible to participate in a stock option and award plan.  Registered representatives who meet certain production goals will be issued options on the stock of A egon N.V.

Additional Compensation that We Pay to Selected Selling Firms.  We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives.  In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates.  To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms.   S pecial compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.

Special compensation arrangements are not offered to all selling firms and the terms of such arrangements are not the same at all selling firms . Overrides were offered for certain products as incentives to our affiliates, TFA and Life Investors Financial Group, in 201 3 .

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above.  We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell the Policy to you.  You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

 We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business.  Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate.  In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.  Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased Policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations had been or will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

Financial Statements

The financial statements of Transamerica Financial and the separate account are included in the SAI.

Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office
Our administrative office address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-322-7353; our facsimile numbers are 1-727-299-1648 (for subaccount transfers only) and 1-727-299-1620 (for all other requests).  Our administrative office serves as the recipient of all facsimile and telephonic transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g. payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday- Friday from 8:30 a.m. – 7:00 p.m. Eastern Time.  Please do not send any checks, claims, or correspondence or notices to this address; send them to the mailing address (see below).

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or the date of each increase in specified amount.

Base Policy	The TFLIC Freedom Elite Builder IISM variable life insurance policy without any supplemental riders.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiary(ies).

cash value
At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds
The amount we will pay to the beneficiary(ies) on the insured's death.  We will reduce the death benefit proceeds by the amount of any outstanding loan, including any accrued loan interest and, if the insured dies during the grace period, any charges that are due and unpaid.

face amount	The dollar amount of coverage stated in any rider that you may add to your Policy.

fixed account
An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.  The fixed account is part of our general account.

free-look period	The period during which you may return the Policy and receive a refund as described in this prospectus. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

good order
An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents),  so that the Company does not need to exercise any discretion to follow such instruction.  All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

home office	Our home office address is 440 Mamaroneck Avenue, Harrison, New York 10528. Please do not send any money, correspondence or notices to this office; send them to the mailing address.

in force	While coverage under the Policy or a supplemental rider, if any, is active and the insured's life remains insured.

indebtedness	Outstanding loan amounts plus any accrued interest at the time your Policy lapsed.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule page of your Policy.

insured	The person whose life is insured by the Policy.

issue age
The insured's age on his or her birthday on or prior to the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or prior to the date that the increase in specified amount takes effect.  This age may be different from the attained age on other layers of specified amount coverage.

lapse
When life insurance coverage ends and the Policy terminates because you do not have enough net surrender value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address
Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499.  All premium payments and loan repayments made by check, and all claims, correspondence and notices must be sent to this address.

maximum fixed account value
The maximum amount that may be allocated to the fixed account at any   time without prior approval is the amount that would cause the fixed account to be $250,000, exclusive of loan requirements. (This restriction does not apply to transfers to the fixed account necessary in the exercise of conversion rights.)

minimum monthly guarantee premium
The amount shown on the Policy schedule page that we use during the no lapse period to determine whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, increase or decrease the specified amount, or add, increase or decrease a rider, and you may need to pay additional premiums in order to keep the no lapse guarantee in place.  A Policy with the Inflation Fighter Rider Level Premium initially has higher minimum monthly guarantee premiums than a Base Policy, but the minimum monthly guarantee premium does not increase annually.  A grace period will begin whenever your net surrender value is not enough to meet monthly deductions and the no lapse guarantee is no longer in effect.

Monthiversary
This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions
The monthly Policy charge, plus the monthly cost of insurance, plus the monthly per unit charge, plus the monthly charge for any riders added to the Policy, all of which are deducted from the Policy’s cash value on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value
The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any surrender charge as of such date and minus any outstanding loan amount and accrued loan interest as of such date.

no lapse date
For a Policy with issue ages 0-60, the no lapse date is either the anniversary on which the insured's attained age is 65 or the 20th Policy anniversary, whichever is earlier. For a Policy with issue ages 61-85, the no lapse date is the 5th Policy anniversary. The no lapse date is specified in your Policy.

no lapse period	The period of time between the Policy date and the no lapse date during which the Policy will not lapse as long as certain conditions are met.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy date
The date, generally, when our underwriting process is complete and full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions. The Policy date is shown on the schedule page of your Policy. If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date
The date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected on your application. We place your net premium in the reallocation account in the event you exercise your free-look right.  The reallocation date is the later of the Policy date or the record date, plus fifteen days.

record date	The date we record your Policy on our books and your Policy is issued. The record date is generally the Policy date, unless the Policy is backdated.

separate account
The TFLIC Series Life Account. It is a separate investment account that is divided into subaccounts. We established the separate account under the laws of New York to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount (may be referred to as “face amount” in riders)
The initial specified amount of life insurance that you have selected shown on the Base Policy's schedule page that you receive when the Policy is issued. The in force specified amount is the initial specified amount, adjusted for any increases or decreases in the Base Policy's specified amount (including any increase in specified amount generated by the Inflation Fighter Rider Level Premium). Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose Option A or if you choose Option C death benefit and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

surrender charge
If, during the first 10 Policy years (or during the 10-year period subsequent to an increase in specified amount), you fully surrender the Policy, we will deduct a surrender charge from your cash value.

termination	When the insured's life is no longer insured under the Policy or any rider, and neither the Policy (nor any rider) is in force.

valuation date
Each day the New York Stock Exchange is open for normal trading.  Transamerica Financial is open for business whenever the New York Stock Exchange is open.  Please Note: Any day that Transamerica Financial is open for business, but the New York Stock Exchange is not open for normal trading, is not considered a valuation date.

valuation period
The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our, the Company (Transamerica Financial)	Transamerica Financial Life Insurance Company.

written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete and in good order, it must: (1) be in a form we accept; (2) contain the information and documentation that we determine we need to take the action you request; and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

APPENDI X ES A-1, A-1-a, B-1 & C-1

FOR POLICIES APPLIED FOR ON or AFTER NOVEMBER 18, 2008
(BASED ON THE 2001 C.S.O. MORTALITY TABLES)

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Appendix A-1
Surrender Charge Per Thousand of Specified Amount Layer
(Based on the gender and underwriting class of the insured)

Issue Age	Male Juvenile	Male Tobacco	Male Non-Tobacco	Female Juvenile	Female Tobacco	Female Non-Tobacco
0	12.08			11.58
1	12.17			11.66
2	12.28			11.77
3	12.41			11.88
4	12.56			11.99
5	12.72			12.11
6	12.88			12.24
7	13.05			12.39
8	13.23			12.52
9	13.42			12.68
10	13.62			12.84
11	13.84			13.01
12	14.05			13.19
13	14.29			13.37
14	14.53			13.57
15	14.77			13.78
16	15.03			13.98
17	15.29			14.21
18		15.56	13.98		14.44	13.12
19		15.82	14.16		14.69	13.30
20		16.10	14.37		14.94	13.47
21		16.39	14.57		15.20	13.67
22		16.70	14.79		15.49	13.87
23		17.01	15.03		15.78	14.08
24		17.34	15.27		16.09	14.31
25		17.69	15.54		16.42	14.54
26		18.05	15.82		16.76	14.78
27		18.38	16.05		17.06	14.99
28		18.78	16.35		17.43	15.25
29		19.21	16.68		17.83	15.55
30		19.59	16.95		18.19	15.79
31		20.08	17.32		18.64	16.11
32		20.60	17.71		19.11	16.45
33		21.15	18.13		19.61	16.80
34		21.67	18.52		20.06	17.11
35		22.29	18.99		20.60	17.51
36		22.89	19.42		21.12	17.86
37		23.58	19.93		21.72	18.30
38		24.27	20.44		22.29	18.70
39		25.05	21.03		22.98	19.19

Issue Age	Male Juvenile	Male Tobacco	Male Non-Tobacco	Female Juvenile	Female Tobacco	Female Non-Tobacco
40		26.12	21.79		23.88	19.80
41		26.88	22.47		24.66	20.35
42		27.50	23.12		25.43	20.88
43		28.21	23.87		26.30	21.51
44		28.91	24.61		26.93	22.11
45		30.00	25.46		27.92	22.81
46		30.84	26.35		28.67	23.55
47		31.72	27.30		29.46	24.33
48		32.64	28.16		30.29	25.15
49		33.63	28.94		31.16	26.03
50		34.82	29.85		32.20	26.95
51		35.96	30.74		33.18	27.91
52		37.18	31.69		34.20	28.66
53		38.47	32.69		35.28	29.44
54		39.84	33.77		36.41	30.28
55		41.76	35.31		38.04	31.52
56		43.27	36.52		39.29	32.46
57		44.85	37.79		40.61	33.45
58		46.53	39.15		42.00	34.48
59		48.34	40.62		43.43	35.58
60		50.31	42.19		44.94	36.74
61		52.33	43.88		46.54	37.97
62		54.45	45.68		48.23	39.27
63		56.67	47.59		50.01	40.65
64		57.00	49.61		51.91	42.13
65		57.00	51.74		53.94	43.70
66		57.00	53.99		56.09	45.38
67		57.00	56.40		57.00	47.18
68		57.00	57.00		57.00	49.10
69		57.00	57.00		57.00	51.16
70		57.00	57.00		57.00	53.45
71		57.00	57.00		57.00	55.82
72		57.00	57.00		57.00	57.00
73		57.00	57.00		57.00	57.00
74		57.00	57.00		57.00	57.00
75		57.00	57.00		57.00	57.00
76		57.00	57.00		57.00	57.00
77		57.00	57.00		57.00	57.00
78		57.00	57.00		57.00	57.00
79		57.00	57.00		57.00	57.00
80		57.00	57.00		57.00	57.00
81		57.00	57.00		57.00	57.00
82		56.73	57.00		57.00	57.00
83		56.55	57.00		57.00	57.00
84		56.35	56.74		57.00	57.00
85		56.14	56.54		57.00	57.00

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Appendix A-1-a
Surrender Charge Factors

	Factor for Issue Ages
End of Policy Year*	0 – 39	40 - 44	45 – 49	50 - 54	55 - 59	60 - 64	65 - 69	70 - 74	75 – 85
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	0.99
1	1.00	0.98	0.97	0.96	0.94	0.92	0.91	0.91	0.89
2	0.95	0.89	0.89	0.88	0.88	0.88	0.88	0.87	0.84
3	0.88	0.87	0.86	0.86	0.85	0.85	0.85	0.84	0.80
4	0.79	0.78	0.77	0.77	0.76	0.76	0.75	0.74	0.74
5	0.68	0.67	0.65	0.64	0.64	0.64	0.63	0.62	0.62
6	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55
7	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
8	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25
9	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
10+	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

*
The factor on any date other than a Policy anniversary or anniversary, of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender, and the factor at the end of the year of surrender.

•
Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $16.95. This is multiplied by the surrender charge factor of 0.68.

The surrender charge	=	The surrender charge per $1,000 ($16.95)
	x	The number of thousands of initial specified amount (100)
	x	The surrender charge factor 0.68
	=	$1,152.60

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Appendix B-1
Inflation Fighter Rider Level Premium Surrender Charge and Monthly Per Unit Charge Tables

These charts show the surrender charge and annualized monthly per unit charge associated with the Inflation Fighter Rider Level Premium.  These are based on a female, issue age 30, Preferred Elite underwriting class with an initial specified amount of $300,000.

The chart below shows the base Policy surrender charge and the surrender charge that applies to each scheduled annual increase.  The base Policy and each of the scheduled annual increases has a surrender charge that applies for 10 Policy years from the issue date or the date of the scheduled increase.  The surrender charge declines rapidly over the first 10 Policy years, increases over the next 11 years, and grades down to zero over the next nine years.
Year	Age	Specified Amount	Total Surrender Charge (in Dollars)
1	30	300,000	4,737
2	31	310,590	4,671
3	32	321,554	4,511
4	33	332,905	4,254
5	34	344,657	3,897
6	35	356,823	3,436
7	36	369,419	2,866
8	37	382,459	2,280
9	38	395,960	1,676
10	39	409,937	1,290
11	40	424,408	1,363
12	41	439,390	1,430
13	42	454,900	1,516
14	43	470,958	1,610
15	44	487,583	1,710
16	45	504,795	1,817
17	46	522,614	1,937
18	47	541,062	2,063
19	48	560,161	2,199
20	49	579,935	2,343
21	50	600,407	2,501
22	51	600,407	2,104
23	52	600,407	1,733
24	53	600,407	1,347
25	54	600,407	983
26	55	600,407	674
27	56	600,407	397
28	57	600,407	189
29	58	600,407	55
30	59	600,407	0

The chart below shows the current base Policy annualized monthly per unit charge and the annualized monthly per unit charge that applies to each scheduled annual increase.  The base Policy and each of the scheduled increases has a monthly per unit charge that applies for 10 Policy years from the issue date or the date of the scheduled increase.  The monthly per unit charge increases over the first 10 Policy years, has a significant drop at the start of year 11, then increases until the end of year 21.  After year 21 the monthly per unit charge decreases each year until they become zero in years 31 and beyond.

Year	Age	Specified Amount	Total Per Unit Charge (in dollars)
1	30	300,000	360
2	31	310,590	373
3	32	321,554	386
4	33	332,905	399
5	34	344,657	415
6	35	356,823	431
7	36	369,419	449
8	37	382,459	468
9	38	395,960	489
10	39	409,937	511
11	40	424,408	175
12	41	439,390	188
13	42	454,900	202
14	43	470,958	218
15	44	487,583	234
16	45	504,795	251
17	46	522,614	267
18	47	541,062	284
19	48	560,161	299
20	49	579,935	316
21	50	600,407	331
22	51	600,407	305
23	52	600,407	277
24	53	600,407	249
25	54	600,407	217
26	55	600,407	184
27	56	600,407	149
28	57	600,407	114
29	58	600,407	77
30	59	600,407	39
31	60	600,407	0

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008

Appendix C-1
Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time.  In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%.  The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans.  The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

The first illustration that follows is based on a Policy for an insured who is a 30 year old female in the Preferred Elite underwriting class (the “representative insured”), annual premium paid on the first day of each Policy year of $2,250, a $300,000 initial specified amount and death benefit Option A and using the Guideline Premium Life Insurance Compliance Test .  That illustration also assumes cost of insurance charges based on our current cost of insurance rates.

The second illustration that follows is based on the same factors as those reflected in the first illustration except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the 2001 Commissioners Standard Ordinary Mortality Table).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy.  The current illustration uses the current charges for a Policy.  The guaranteed illustration uses the guaranteed charges for a Policy. These charges are:

(1)
The daily charge for assuming mortality and expense risks assessed against each subaccount.  This charge is equivalent to an annual charge of 0.75% of the average net assets of the subaccounts during the first 10 Policy years.  We may reduce this charge to 0.60% for Policy years 11 – 15, 0.30% for Policy years 16 – 20 and 0.00% for Policy years 21+, but we do not guarantee that we will do so.  We guarantee that this charge will be no more than 0.90% annually for all Policy years;

(2)
Estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.21 % of the portfolios’ gross average daily net assets.  The 1.21 % gross average portfolio expense level assumes an equal allocation of amounts among the 66 subaccounts available to new investors.  We used annualized actual audited expenses incurred during 201 3 for the portfolios to calculate the gross average annual expense level;

(3)
The premium expense charge (6% of all premium payments in the first 10 Policy years for Policies with a specified amount of less than $250,000 and 3.0% of all premium payments in the first 10 Policy years on Policies with specified amount of $250,000 - $499,999, and 2.5% of all premiums paid thereafter and cash value charges for the cost of insurance, the monthly Policy charge and the monthly per unit charge; and

(4)
The surrender charge per $1,000 of the initial specified amount or each increase in specified amount (whether requested or generated by the Inflation Fighter Rider Level Premium) applied to full surrenders during the first 10 Policy years or during the first 10 Policy years from the date of any increase in specified amount.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Tax charges that may be attributable to the separate account are not reflected because we are not currently assessing such charges.  If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%.  Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return. The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features.  Contact your registered representative or our administrative office.  (See prospectus back cover, “Inquiries.”)

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008
TFLIC FREEDOM ELITE BUILDER II
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
FEMALE ISSUE AGE 30
Specified Amount   $300,000                                                                                                Preferred Elite Class
Annual Premium                                 $2,250                                                                           Option Type A
Using Current Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.21% (Net)	6% (Gross) 4.79% (Net)	10% (Gross) 8.79% (Net)	0% (Gross) -1.21% (Net)	6% (Gross) 4.79% (Net)	10% (Gross) 8.79% (Net)
1	300,000	300,000	300,000	1,501	1,611	1,685
2	300,000	300,000	300,000	2,963	3,278	3,495
3	300,000	300,000	300,000	4,388	5,003	5,442
4	300,000	300,000	300,000	5,774	6,786	7,534
5	300,000	300,000	300,000	7,118	8,627	9,780
6	300,000	300,000	300,000	8,420	10,527	12,191
7	300,000	300,000	300,000	9,681	12,488	14,781
8	300,000	300,000	300,000	10,904	14,515	17,566
9	300,000	300,000	300,000	12,111	16,633	20,585
10	300,000	300,000	300,000	13,313	18,856	23,867
15	300,000	300,000	300,000	21,033	33,859	47,488
20	300,000	300,000	300,000	28,134	52,680	83,356
25	300,000	300,000	300,000	34,624	76,672	138,836
30 (Age 60)	300,000	300,000	300,000	39,808	106,319	223,413
35 (Age 65)	300,000	300,000	429,984	43,338	143,090	352,446
40 (Age 70)	300,000	300,000	635,863	44,677	189,094	548,158
45 (Age 75)	300,000	300,000	904,493	42,396	247,382	845,321
50 (Age 80)	300,000	338,879	1,362,088	32,659	322,742	1,297,227
55 (Age 85)	300,000	438,153	2,077,290	8,286	417,289	1,978,372
60 (Age 90)	*	560,692	3,148,478	*	533,992	2,998,550
65 (Age 95)	*	687,737	4,589,436	*	680,928	4,543,996
70 (Age 100)	*	872,372	6,937,885	*	872,372	6,937,885

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.21% (Net)	6% (Gross) 4.79% (Net)	10% (Gross) 8.79% (Net)	End of Policy Year	0% (Gross) -1.21% (Net)	6% (Gross) 4.79% (Net)	10% (Gross) 8.79% (Net)
1	-	-	-	20	28,134	52,680	83,356
2	-	-	-	25	34,624	76,672	138,836
3	220	834	1,274	30 (Age 60)	39,808	106,319	223,413
4	2,031	3,044	3,792	35 (Age 65)	43,338	143,090	352,446
5	3,897	5,406	6,559	40 (Age 70)	44,677	189,094	548,158
6	5,815	7,922	9,586	45 (Age 75)	42,396	247,382	845,321
7	7,786	10,593	12,886	50 (Age 80)	32,659	322,742	1,297,227
8	9,719	13,330	16,381	55 (Age 85)	8,286	417,289	1,978,372
9	11,637	16,159	20,111	60 (Age 90)	*	533,992	2,998,550
10	13,313	18,856	23,867	65 (Age 95)	*	680,928	4,543,996
15	21,033	33,859	47,488	70 (Age 100)	*	872,372	6,937,885
* In the absence of an additional payment, the Policy would lapse.

FOR POLICIES APPLIED FOR ON OR AFTER NOVEMBER 18, 2008
TFLIC FREEDOM ELITE BUILDER II
TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
FEMALE ISSUE AGE 30
Specified Amount   $300,000                                                                                               Preferred Elite Class
Annual Premium                                $2,250                                                                           Option Type A
Using Guaranteed Cost of Insurance Rates

	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.21% (Net)	6% (Gross) 4.79% (Net)	10% (Gross) 8.79% (Net)	0% (Gross) -1.21% (Net)	6% (Gross) 4.79% (Net)	10% (Gross) 8.79% (Net)
1	300,000	300,000	300,000	1,498	1,608	1,682
2	300,000	300,000	300,000	2,932	3,245	3,462
3	300,000	300,000	300,000	4,326	4,937	5,373
4	300,000	300,000	300,000	5,644	6,645	7,386
5	300,000	300,000	300,000	6,917	8,404	9,541
6	300,000	300,000	300,000	8,144	10,211	11,846
7	300,000	300,000	300,000	9,327	12,071	14,315
8	300,000	300,000	300,000	10,468	13,987	16,964
9	300,000	300,000	300,000	11,573	15,965	19,811
10	300,000	300,000	300,000	12,638	18,005	22,867
15	300,000	300,000	300,000	19,066	31,178	44,128
20	300,000	300,000	300,000	23,844	46,117	74,301
25	300,000	300,000	300,000	26,249	62,407	117,072
30 (Age 60)	300,000	300,000	300,000	25,422	79,565	178,593
35 (Age 65)	300,000	300,000	328,855	20,516	97,302	269,554
40 (Age 70)	300,000	300,000	466,479	9,573	114,816	402,137
45 (Age 75)	*	300,000	635,710	*	129,898	594,121
50 (Age 80)	*	300,000	917,796	*	138,293	874,092
55 (Age 85)	*	300,000	1,336,329	*	128,294	1,272,694
60 (Age 90)	*	300,000	1,921,142	*	65,106	1,829,659
65 (Age 95)	*	*	2,659,204	*	*	2,632,875
70 (Age 100)	*	*	3,861,873	*	*	3,861,873

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.21% (Net)	6% (Gross) 4.79% (Net)	10% (Gross) 8.79% (Net)	End of Policy Year	0% (Gross) -1.21% (Net)	6% (Gross) 4.79% (Net)	10% (Gross) 8.79% (Net)
1	-	-	-	20	23,844	46,117	74,301
2	-	-	-	25	26,249	62,407	117,072
3	158	768	1,205	30 (Age 60)	25,422	79,565	178,593
4	1,902	2,903	3,643	35 (Age 65)	20,516	97,302	269,554
5	3,696	5,183	6,319	40 (Age 70)	9,573	114,816	402,137
6	5,539	7,606	9,241	45 (Age 75)	*	129,898	594,121
7	7,432	10,176	12,421	50 (Age 80)	*	138,293	874,092
8	9,284	12,802	15,780	55 (Age 85)	*	128,294	1,272,694
9	11,099	15,491	19,337	60 (Age 90)	*	65,106	1,829,659
10	12,638	18,005	22,867	65 (Age 95)	*	*	2,632,875
15	19,066	31,178	44,128	70 (Age 100)	*	*	3,861,873
 *In the absence of an additional payment, the Policy would lapse.

APPENDI X ES A-2 & A-2-a

FOR POLICIES APPLIED FOR BEFORENOVEMBER 18, 2008 and ISSUED BEFORE JANUARY 1, 2009
(BASED ON THE 1980 C.S.O. MORTALITY TABLES)

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008 and ISSUED BEFORE JANUARY 1, 2009

Appendix A-2
Surrender Charge Per Thousand of Specified Amount Layer
(Based on the gender and underwriting class of the insured)

Issue Age	Male Tobacco	Male Non-Tobacco	Male/Female Juvenile	Female Tobacco	Female Non-Tobacco
0	N/A	N/A	16.46	N/A	N/A
1	N/A	N/A	11.42	N/A	N/A
2	N/A	N/A	11.42	N/A	N/A
3	N/A	N/A	11.09	N/A	N/A
4	N/A	N/A	10.75	N/A	N/A
5	N/A	N/A	10.75	N/A	N/A
6	N/A	N/A	10.75	N/A	N/A
7	N/A	N/A	10.75	N/A	N/A
8	N/A	N/A	10.75	N/A	N/A
9	N/A	N/A	10.75	N/A	N/A
10	N/A	N/A	10.75	N/A	N/A
11	N/A	N/A	10.75	N/A	N/A
12	N/A	N/A	10.75	N/A	N/A
13	N/A	N/A	11.09	N/A	N/A
14	N/A	N/A	11.42	N/A	N/A
15	N/A	N/A	11.76	N/A	N/A
16	N/A	N/A	11.93	N/A	N/A
17	N/A	N/A	12.43	N/A	N/A
18	12.88	12.21		12.88	12.21
19	13.05	12.38		13.05	12.38
20	13.22	12.54		13.22	12.54
21	13.83	12.82		13.50	12.82
22	14.06	13.05		13.72	13.05
23	14.34	13.33		14.00	13.33
24	14.56	13.55		14.56	13.55
25	15.18	13.83		14.84	13.83
26	15.71	14.70		15.37	14.37
27	16.23	15.24		15.90	14.90
28	16.70	15.70		16.70	15.37
29	17.54	16.55		17.21	16.22
30	18.04	17.06		17.71	16.73
31	18.97	17.67		18.32	17.34
32	19.51	18.54		19.19	18.22
33	20.42	19.14		19.78	18.81
34	21.27	19.67		20.63	19.35
35	21.84	20.56		21.20	20.25
36	22.45	20.90		21.83	20.59
37	23.09	21.59		22.49	20.98
38	23.86	22.11		22.69	21.52
39	24.60	22.61		23.18	21.76

Issue	Male	Male	Female	Female
Age	Tobacco	Non-Tobacco	Tobacco	Non-Tobacco

40	24.60	22.61	23.18	21.76
41	25.92	23.80	24.33	22.75
42	27.76	25.39	26.18	24.33
43	29.79	26.88	27.86	25.47
44	32.08	28.61	28.50	26.25
45	34.14	29.64	29.47	27.05
46	35.80	30.43	30.18	27.77
47	36.91	31.27	30.93	28.43
48	38.08	32.16	31.71	29.12
49	39.32	33.10	32.54	29.85
50	40.85	34.22	33.60	30.76
51	42.27	35.30	34.53	31.59
52	43.77	36.44	35.53	32.47
53	45.37	37.66	36.57	33.40
54	47.06	38.96	37.67	34.38
55	48.98	40.58	38.96	35.62
56	50.85	42.06	40.18	36.73
57	52.82	43.62	41.47	37.91
58	54.91	45.30	42.85	39.18
59	57.14	47.09	44.33	40.53
60	60.00	49.30	46.28	42.23
61	60.00	51.37	48.02	43.82
62	60.00	53.59	49.92	45.54
63	60.00	55.98	51.95	47.39
64	60.00	58.52	54.10	49.36
65	60.00	60.00	56.37	51.45
66	60.00	60.00	58.76	53.67
67	60.00	60.00	60.00	56.04
68	60.00	60.00	60.00	58.58
69 and over	60.00	60.00	60.00	60.00

FOR POLICIES APPLIED FOR BEFORE NOVEMBER 18, 2008 AND ISSUED BEFORE JANUARY 1, 2009

Appendix A-2-a
Surrender Charge Factors

	Factor for Issue Ages
End of Policy Year*	0 – 39	40 - 44	45 – 49	50 - 54	55 - 59	60 - 64	65 - 69	70 - 74	75 – 85
At Issue	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00	1.00
1	1.00	0.96	0.95	0.95	0.94	0.92	0.91	0.91	0.89
2	0.95	0.91	0.90	0.89	0.89	0.89	0.88	0.87	0.84
3	0.87	0.85	0.84	0.84	0.84	0.84	0.84	0.84	0.80
4	0.78	0.78	0.77	0.77	0.76	0.76	0.75	0.74	0.74
5	0.68	0.67	0.65	0.64	0.64	0.64	0.63	0.62	0.62
6	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55	0.55
7	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40	0.40
8	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25
9	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10	0.10
10+	0	0	0	0	0	0	0	0	0
*
The factor on any date other than a Policy anniversary or anniversary, of an increase in specified amount, will be determined proportionately using the factor at the end of the year prior to surrender, and the factor at the end of the year of surrender.

•
Surrender Charge Example: Assume a male non-tobacco user purchases the Policy at issue age 30 with a specified amount of $100,000. The Policy is surrendered at the end of Policy year 5. The surrender charge per $1,000 of specified amount is $17.06. This is multiplied by the surrender charge factor of 0.68.

The surrender charge	=	The surrender charge per $1,000 ($17.06)
	x	The number of thousands of initial specified amount (100)
	x	The surrender charge factor (0.68)
	=	$1,160.08

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

To help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus.  The SAI has been filed with the SEC and is incorporated herein by reference.  For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative or send it to our mailing address at:,

Transamerica Financial
4333 Edgewood Rd. NE
Cedar Rapids, IA 52499
1-800-322-7353
Facsimile:   1-727-299-1620
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern Time)
www.tflic.com/ny

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090.  You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Industry Regulatory Authority ("FINRA") describing its Public Disclosure Program.

SEC File No. 333-113442/811-08878

05/201 4

PART B

INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

May 1, 201 4

STATEMENT OF ADDITIONAL INFORMATION

TFLIC FREEDOM ELITE BUILDER IISM
issued through
TFLIC Series Life Account
by
Transamerica Financial Life Insurance Company
440 Mamaroneck Avenue
Harrison, New York 10528
Please direct transactions, claim forms, payments and other correspondence and notices as follows:
Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-322-7353 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.tflic.com/ny
All payments made by check, and all claims, correspondence and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the TFLIC Freedom Elite Builder IISM flexible premium variable life insurance policy offered by Transamerica Financial Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 201 4 , by calling our administrative office at 1-800-322-7353 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern Time), or by writing to the mailing address at, Transamerica, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.  The prospectus sets forth information that a prospective investor should know before investing in a Policy.  Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Transamerica Series Trust - Initial Class, Fidelity Variable Insurance Products – Service Class 2 Shares, the ProFunds, the Access One Trust, the AllianceBernstein Variable Products Series Fund, and the Franklin Templeton Variable Insurance Products Trust.

AG13001-05/201 4

Table of Contents

Contents
The Policy – General Provisions
Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Addition, Deletion, or Substitution of Portfolios
Death Benefit
Additional Information
Additional Information about Transamerica Financial and the Separate Account
Legal Matters
Personalized Illustrations of Policy Benefits
Sale of the Policies
Reports to Owners
Records
Independent Registered Public Accounting Firm
Experts
Underwriters
Underwriting Standards
Performance Data
Other Performance Data in Advertising Sales Literature
Transamerica Financial's Published Ratings
Hypothetical In  Force Illustration
Financial Statements
TFLIC Series Life Account
Transamerica Financial Life Insurance Company
Appendix A

1 1 2 2 2 2 2 3 4 4 4 4 5 5 5 5 6 6 6 6 6 6 7 7 7 S-1 G-1

In order to supplement the description in the prospectus, the following provides additional information about Transamerica Financial and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change the owner by providing written notice, in good order, to us at our mailing address at any time while the insured is alive and the Policy is in force.
	•	Change is effective as of the date that the written notice is accepted by us, in good order, at our mailing address.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary	•	The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
	•	If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
	•	If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
	•	If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us, in good order, at our mailing address.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

	•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Selecting the tax test	•
The owner may elect either the guideline premium test or the cash value accumulation test.  Your election may affect the amount of the death benefit payable under your Policy, the amount of premiums you may pay, and the amount of your monthly deduction.

1

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy for two years from the Policy date. For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

A new two year contestability period shall apply to each increase in specified amount that requires evidence of insurability (excluding automatic increases generated by the Inflation Fighter Rider Level Premium), beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy or requested increase that requires evidence of insurability, has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.  For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the Policy date of the Policy that was converted or the latest effective date of reinstatement of the converted policy.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in specified amount that requires evidence of insurability, our liability with respect to such increase will be its cost of insurance charges and any monthly per unit charges.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge and per unit charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

Shares of the portfolios are sold to other separate accounts that we (or our affiliates) establish to support other variable annuity contracts and variable life insurance policies we (or our affiliates) issue. Shares of some portfolios are also sold to separate accounts of unaffiliated life insurance companies.  It is possible in the future that you may be disadvantaged when the separate account invests in a portfolio that also (1) invests in separate accounts of unaffiliated life insurance companies, and (2) invests in separate accounts (including those of our affiliates) funding variable annuity contracts.

2

Neither we nor the funds currently foresee that you would be disadvantaged in this manner.  Each fund’s board of directors/trustees monitors its fund to identify any material conflicts that may arise between the interests of owners of variable annuity contracts and those of owners of variable life insurance policies, as well as between the interests of owners of contracts issued by different unaffiliated life insurance companies (“material conflicts”).  Such boards of directors/trustees are obligated to determine what action, if any, must be taken to resolve any material conflicts that arise. Such action could include requiring the separate account, or separate accounts of affiliated or unaffiliated insurance companies, to withdraw their investments in a portfolio and such withdrawals could have adverse consequences to owners.  In addition, we have entered into an agreement with each fund on behalf of the separate account governing the separate account’s investment in that fund’s portfolios (the “participation agreement”). The participation agreement contains provisions designed to protect owners in the event of material conflicts.

Material conflicts affecting owners could result in a number of situations including: (1) differences in state insurance law applicable to different life insurance companies whose separate accounts are invested in a portfolio; (2) changes in tax law or regulations that result in changes to a portfolio that have a disparate effect on different life insurance companies whose separate accounts are invested in the portfolio, or on different types of variable contracts invested in the portfolio; (3) actions or omissions by a fund that operate to the advantage of one group of variable contract owners at the expense of another group or groups; (4) changes to a portfolio approved at a shareholders’ meeting as a result of voting by one group of variable contract owners to the disadvantage of another group or groups;  and (5) disparate provisions in the participation agreements of different unaffiliated insurance companies or the pursuit of remedies under such an agreement by one insurance company to the detriment of one or more other insurance companies.

Notwithstanding our reasonable efforts and those of the funds, there is the risk that actions or omissions of the fund in response to material conflicts may disadvantage our policyowners.  If we believe that a fund’s response to any of these events or conflicts is insufficient to protect our policyowners, we will undertake appropriate actions on our own, which may include withdrawing the separate account’s investments in the fund.

If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Transamerica will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase securities from other portfolios for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives.  We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant.  We will make any new subaccounts available to existing owners on a basis we determine.  We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change.  If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

3

Death Benefit

To qualify as “life insurance” under the federal tax laws, this Policy must provide a minimum death benefit. The minimum death benefit will be determined as of the date of death of the insured.  Under current federal tax law, either the “guideline premium” test or the “cash value accumulation” test may be used to determine whether the Policy qualifies as “life insurance” under the Internal Revenue Code.

The “guideline premium” test limits the dollar amount of payments you may make under a Policy.
There are no legal limits on the amount of premium payments under the “cash value accumulation” test although we may apply our own limits. The factors used to determine the minimum death benefit applicable to a given cash value are different under the two tests.

You must elect one of the tax tests at the time of application for the Policy.  You may not change tests.  You should consult a qualified tax advisor in choosing between the “guideline premium” and the “cash value accumulation” tests and in choosing a death benefit option.

The minimum death benefit is computed by multiplying the cash value as of the date of the insured’s death by a limitation percentage for the insured’s age. Under the cash value accumulation test, the cash value in this calculation is reduced by any applicable net single premium for riders that are qualified additional benefits before multiplying by the limitation percentage.  The minimum death benefit factors will be adjusted to conform to any changes in federal tax laws.

Additional Information

Additional Information about Transamerica Financial and the Separate Account

Transamerica Financial is a stock life insurance company that is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, a public company under Dutch law. Transamerica Financial's home office is located at 440 Mamaroneck Avenue, Harrison, New York 10528 and the mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

Transamerica Financial was incorporated in 1947 under the laws of New York and is subject to regulation by the Superintendent of Insurance of the State of New York, as well as by the insurance departments of all other states and jurisdictions in which it does business. Transamerica Financial is licensed to sell insurance in 49 states (including New York) and in the District of Columbia. Transamerica Financial submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Transamerica Financial established the separate account as a separate investment account under New York law in 1994. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Transamerica Financial, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Transamerica Financial holds the assets of the separate account physically segregated and apart from the general account. Transamerica Financial maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Transamerica. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of TCI to a limit of $10 million.

Legal Matters

All matters relating to federal securities laws and New York law pertaining to the Policy have been passed upon by Arthur D. Woods, Esq., Vice President of Transamerica Financial.

4

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Transamerica Capital, Inc. ("TCI") serves as principal underwriter for the Policies. TCI’s home office is located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237. TCI is an affiliate of Transamerica Financial and, like Transamerica Financial, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”).  TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI.  Sales representatives are appointed as our insurance agents.

During fiscal year 201 3 , 201 2 and 201 1 , the amounts paid to TCI in connection with all Policies sold through the separate account were $650,620.70, $692,249.44, and 1,029,706.69,  respectively.  TCI passes through to selling firms commissions it receives to selling firms for their sales, and does not retain any portion of any commissions.   Our parent company provides capital distributions to TCI and pays for TCI's operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or Transamerica Financial Advisors, Inc. (“TFA”) may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other expenses incurred by them.  These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	outstanding loans	>	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

5

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The financial statements of the Separate Account at December 31, 201 3 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Transamerica at December 31, 201 3 and 201 2 , and for each of the three years in the period ended December 31, 201 3 , appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in the firm’s respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Experts

Actuarial matters included in this SAI have been examined by Donald Morden , Assistant Vice President and Associate Actuary of Transamerica, located at 570 Carillon Parkway, St. Petersburg, Florida  33716, as stated in the opinion filed as an exhibit to the registration statement.

Underwriters

Underwriting Standards

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age.

Your cost of insurance charge is based on a number of factors, including, but not limited to, the insured's gender, issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, length of time from the Policy date or from the date of any requested increase in specified amount,  underwriting class. We currently place insureds into the following underwriting classes:

•	preferred elite;
•	preferred plus;
•	preferred;
•	non-tobacco;
•	preferred tobacco;
•	tobacco; and
•	juvenile – under 18.

The preferred rate classes are not available for Policies issued with a specified amount at a level for which our underwriting requirements do not require a blood test.  We also place insureds in various sub-standard underwriting classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of:
•	other variable life issuers in general;
•
variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

>
Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>
indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Nasdaq 100 Index, NYSE Acra Oil Index, Morgan Stanley High-Technology 35 Index, PHLX Gold/Silver Index, or S&P 100 Index).

6

Transamerica Financial's Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch, Inc. . These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

Hypothetical In  Force Illustration

Appendix A contains a sample hypothetical  In Force illustration that shows how the selected death benefit option, specified amount, cost of insurance rates, hypothetical rates of return, withdrawals and loans affect the policyowner’s death benefit levels, cash and surrender values.

Financial Statements

Transamerica Financial's statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these statutory-basis financial statements and schedules only as bearing upon Transamerica Financial's ability to meet its obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Transamerica Financial's statutory-basis financial statements and schedules at December 31, 201 3 and 201 2 and for each of the three years in the period ended December 31, 201 3 , have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

The separate account’s financial statements for the period ended December 31, 201 3 , which included the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

7

The Board of Directors and Contract Owners Of TFLIC Series Life Account Transamerica Financial Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Transamerica Financial Life Insurance Company TFLIC Series Life Account (the Separate Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2013, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Transamerica Financial Life Insurance Company TFLIC Series Life Account, at December 31, 2013, the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

Des Moines, Iowa April 8, 2014

Transamerica Financial Life Insurance Company TFLIC Series Life Account Statements of Assets and Liabilities December 31, 2013

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

AllianceBernstein Balanced Wealth Strategy Class B Shares	1,733.880	$ 21,017	$ 23,667	$ 1	$ 23,668	1,405	$ 16.479057	$ 17.059747
Fidelity® VIP Contrafund® Service Class 2	17,754.375	442,455	599,565	(11)	599,554	30,848	19.435684	19.435684
Fidelity® VIP Equity-Income Service Class 2	15,266.838	307,890	349,305	(1)	349,304	20,086	17.390761	17.390761
Fidelity® VIP Growth Opportunities Service Class 2	7,999.346	120,296	237,421	8	237,429	18,516	12.822915	12.822915
Fidelity® VIP Index 500 Service Class 2	2,800.762	408,786	516,909	(18)	516,891	27,442	18.170013	20.355573
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares	7,220.731	61,026	54,444	-	54,444	2,846	18.601421	19.256863
Access VP High Yield	3,037.580	88,271	91,158	(65)	91,093	5,452	16.617864	16.992770
ProFund VP Asia 30	3,900.670	195,409	218,360	(46)	218,314	21,480	8.977163	17.740759
ProFund VP Basic Materials	1,367.367	66,727	75,807	(12)	75,795	6,976	10.170911	19.356425
ProFund VP Bull	65.848	1,915	2,494	(5)	2,489	155	14.359645	18.736778
ProFund VP Consumer Services	2,288.697	101,339	130,685	(2)	130,683	6,163	19.312003	27.201509
ProFund VP Emerging Markets	3,836.788	91,516	91,622	1	91,623	13,280	6.860433	14.518729
ProFund VP Europe 30	336.207	7,576	8,698	(6)	8,692	720	10.077904	16.476409
ProFund VP Falling U.S. Dollar	2,571.324	71,436	71,431	(4)	71,427	8,621	8.265404	9.185632
ProFund VP Financials	5,214.322	107,867	145,897	(13)	145,884	15,274	9.192863	15.235730
ProFund VP International	743.253	15,434	17,838	(7)	17,831	1,871	9.143276	15.506774
ProFund VP Japan	4,275.796	70,967	80,813	(10)	80,803	8,464	9.507379	15.151366
ProFund VP Mid-Cap	4,992.502	148,021	170,793	(3)	170,790	11,318	14.737739	22.378570
ProFund VP Money Market	274,093.410	274,093	274,093	(1)	274,092	27,274	9.269513	10.128987
ProFund VP NASDAQ-100	5,327.464	128,118	162,381	(5)	162,376	7,677	20.670705	24.433438
ProFund VP Oil & Gas	4,673.448	221,916	249,936	(61)	249,875	21,179	10.781515	16.484254
ProFund VP Pharmaceuticals	2,985.492	88,593	102,074	(7)	102,067	5,794	16.555338	19.810990
ProFund VP Precious Metals	7,485.440	189,152	176,282	3	176,285	35,650	4.370272	10.741433
ProFund VP Short Emerging Markets	2,663.334	35,695	34,543	1	34,544	6,808	2.949496	5.088346
ProFund VP Short International	2,839.596	39,851	36,517	(1)	36,516	7,771	3.105361	4.709862
ProFund VP Short NASDAQ-100	6,330.882	36,033	30,705	(1)	30,704	10,475	2.256596	2.934480
ProFund VP Short Small-Cap	17,462.268	83,184	74,913	(7)	74,906	28,553	1.999345	2.641239
ProFund VP Small-Cap	6,115.908	210,344	243,474	3	243,477	15,459	15.585715	21.717026
ProFund VP Small-Cap Value	4,925.905	181,072	205,804	(5)	205,799	13,186	15.565351	21.413817
ProFund VP Telecommunications	3,173.920	26,077	27,835	1	27,836	1,769	12.198288	16.251911
ProFund VP U.S. Government Plus	2,792.340	58,577	49,452	-	49,452	3,996	11.244677	12.583334
ProFund VP UltraNASDAQ-100(1)	1,443.867	56,693	74,374	(2)	74,372	4,486	16.442301	16.646800
ProFund VP UltraSmall-Cap	2,772.511	52,751	69,036	(2)	69,034	4,035	15.672330	35.906104
ProFund VP Utilities	1,450.223	49,610	50,874	(7)	50,867	4,239	11.190626	15.050234
TA Aegon Active Asset Allocation - Conservative Initial Class	3,819.194	40,797	42,049	-	42,049	3,790	10.943511	11.162243
TA Aegon Active Asset Allocation - Moderate Initial Class	3,418.433	37,016	39,620	(1)	39,619	3,461	11.292449	11.518163
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	104,607.227	1,030,929	1,244,826	-	1,244,826	105,621	11.622154	11.854474
TA Aegon High Yield Bond Initial Class	42,847.325	352,139	351,348	(2)	351,346	17,484	18.031148	20.429424
TA Aegon Money Market Initial Class	708,968.150	708,968	708,968	6	708,974	59,973	9.296150	11.916095
TA Aegon U.S. Government Securities Initial Class	10,396.779	129,186	128,192	2	128,194	8,904	11.804472	14.663319
TA AllianceBernstein Dynamic Allocation Initial Class	4,229.428	33,574	38,615	(6)	38,609	2,349	14.854163	16.846779
TA Asset Allocation - Conservative Initial Class	58,723.017	568,312	663,570	(1)	663,569	37,910	15.729978	17.538227

See accompanying notes.

Transamerica Financial Life Insurance Company TFLIC Series Life Account Statements of Assets and Liabilities December 31, 2013

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values

TA Asset Allocation - Growth Initial Class	1,805,578.207	$ 15,834,984	$ 20,403,034	$ (16)	$ 20,403,018	1,097,810	$ 17.666471	$ 18.715521
TA Asset Allocation - Moderate Initial Class	405,512.670	4,285,844	4,906,703	(14)	4,906,689	268,454	16.615390	18.416772
TA Asset Allocation - Moderate Growth Initial Class	1,622,283.246	17,697,469	20,700,334	(5)	20,700,329	1,112,926	17.370886	18.790517
TA Barrow Hanley Dividend Focused Initial Class	62,451.512	928,337	1,198,445	(8)	1,198,437	56,514	17.892618	21.671307
TA BlackRock Global Allocation Initial Class	9,452.881	93,545	98,594	(2)	98,592	8,580	11.328843	11.551092
TA BlackRock Tactical Allocation Initial Class	4,869.461	51,584	53,126	1	53,127	4,475	11.663657	11.892420
TA BNP Paribas Large Cap Growth Initial Class	12,399.002	232,283	285,673	(1)	285,672	12,404	22.478032	23.270343
TA Clarion Global Real Estate Securities Initial Class	90,789.690	1,014,123	1,059,516	(1)	1,059,515	33,914	17.336410	35.700930
TA Hanlon Income Initial Class	48,989.923	547,285	546,238	(1)	546,237	46,406	11.466761	11.870941
TA International Moderate Growth Initial Class	119,537.353	1,000,445	1,194,178	(5)	1,194,173	102,627	11.409891	16.408706
TA Janus Balanced Initial Class	12,051.557	126,756	152,573	(52)	152,521	12,437	12.019044	12.427270
TA Jennison Growth Initial Class	19,928.868	176,043	213,438	(1)	213,437	12,870	16.258279	16.707326
TA JPMorgan Core Bond Initial Class	45,306.774	586,059	571,771	1	571,772	29,590	12.845207	20.071894
TA JPMorgan Enhanced Index Initial Class	14,061.095	182,288	247,335	(1)	247,334	12,885	18.445405	20.874961
TA JPMorgan Mid Cap Value Initial Class	16,974.590	217,867	356,806	-	356,806	12,182	22.910606	29.289970
TA JPMorgan Tactical Allocation Initial Class	80,688.444	1,000,105	1,071,543	1	1,071,544	50,241	12.168769	21.565900
TA MFS International Equity Initial Class	186,391.107	1,231,228	1,625,330	(2)	1,625,328	109,175	11.892127	18.621311
TA Morgan Stanley Capital Growth Initial Class	125,199.282	1,321,583	1,894,265	(4)	1,894,261	70,098	21.403412	27.078318
TA Morgan Stanley Mid-Cap Growth Initial Class	261,333.037	6,757,581	9,914,975	(57)	9,914,918	486,729	20.212563	27.476321
TA Multi-Managed Balanced Initial Class	71,595.901	844,222	971,556	(3)	971,553	45,906	19.844230	21.225314
TA PIMCO Tactical - Balanced Initial Class	9,343.677	100,856	108,293	1	108,294	9,325	11.311108	11.709847
TA PIMCO Tactical - Conservative Initial Class	13,486.316	142,681	147,945	-	147,945	13,535	10.716114	11.093900
TA PIMCO Tactical - Growth Initial Class	29,006.352	309,340	332,123	1	332,124	28,865	11.206195	11.601267
TA PIMCO Total Return Initial Class	31,170.991	373,239	354,102	1	354,103	22,520	13.444705	16.404917
TA Systematic Small/Mid Cap Value Initial Class	219,242.194	4,257,269	5,189,463	(43)	5,189,420	173,440	27.197745	30.121576
TA T. Rowe Price Small Cap Initial Class	147,249.518	1,670,946	2,096,833	(1)	2,096,832	77,862	26.764031	29.427323
TA Vanguard ETF - Balanced Initial Class	430.075	4,622	5,083	(3)	5,080	326	12.575156	15.584740
TA Vanguard ETF - Growth Initial Class	11,928.729	124,740	132,886	(7)	132,879	10,122	12.832856	17.681347
TA WMC Diversified Growth Initial Class	459,291.050	10,561,787	14,623,827	(10)	14,623,817	713,760	18.309261	20.523353

See accompanying notes.

Transamerica Financial Life Insurance Company TFLIC Series Life Account Statements of Operations and Change in Net Assets Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
AllianceBernstein Balanced Wealth Strategy Class B Shares
	$10,962	$222	$107	$115	$0	($11)	($11)	$1,237	$1,226	$1,341	$3,640	$4,981	$15,943
Fidelity® VIP Contrafund® Service Class 2
	426,754	5,204	4,261	943	-	5,244	5,244	58,570	63,814	64,757	(20,823)	43,934	470,688
Fidelity® VIP Equity-Income Service Class 2
	250,843	8,223	2,485	5,738	17,855	(1,533)	16,322	18,347	34,669	40,407	(1,310)	39,097	289,940
Fidelity® VIP Growth Opportunities Service Class 2
	145,120	277	1,586	(1,309)	-	6,596	6,596	21,620	28,216	26,907	8,775	35,682	180,802
Fidelity® VIP Index 500 Service Class 2
	184,856	4,950	2,153	2,797	2,664	6,775	9,439	14,907	24,346	27,143	66,669	93,812	278,668
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares
	4,037	130	43	87	-	212	212	400	612	699	1,821	2,520	6,557
Access VP High Yield
	6,149	751	153	598	-	332	332	740	1,072	1,670	18,305	19,975	26,124
ProFund VP Asia 30
	81,683	-	947	(947)	-	(7,585)	(7,585)	21,832	14,247	13,300	6,552	19,852	101,535
ProFund VP Basic Materials
	45,499	265	591	(326)	-	(7,979)	(7,979)	9,703	1,724	1,398	61,238	62,636	108,135
ProFund VP Bull
	12,208	-	45	(45)	-	1,563	1,563	(380)	1,183	1,138	(11,592)	(10,454)	1,754
ProFund VP Consumer Services
	34,051	-	445	(445)	168	463	631	8,142	8,773	8,328	33,577	41,905	75,956
ProFund VP Emerging Markets
	76,540	950	918	32	-	(1,751)	(1,751)	5,081	3,330	3,362	88,908	92,270	168,810
ProFund VP Europe 30
	6,415	137	58	79	-	(390)	(390)	1,228	838	917	2,889	3,806	10,221
ProFund VP Falling U.S. Dollar
	11,031	-	94	(94)	-	(115)	(115)	84	(31)	(125)	13,073	12,948	23,979
ProFund VP Financials
	40,870	62	587	(525)	-	1,342	1,342	12,755	14,097	13,572	19,827	33,399	74,269
ProFund VP International
	12,601	-	169	(169)	-	(1,018)	(1,018)	4,651	3,633	3,464	20,544	24,008	36,609
ProFund VP Japan
	57,461	-	73	(73)	-	(2,314)	(2,314)	3,108	794	721	(49,401)	(48,680)	8,781
ProFund VP Mid-Cap
	122,447	-	1,679	(1,679)	-	(1,981)	(1,981)	35,054	33,073	31,394	91,296	122,690	245,137
ProFund VP Money Market
	62,483	34	1,443	(1,409)	-	-	-	-	-	(1,409)	(11,021)	(12,430)	50,053
ProFund VP NASDAQ-100
	272,275	-	1,789	(1,789)	-	58,684	58,684	(10,379)	48,305	46,516	(138,229)	(91,713)	180,562
ProFund VP Oil & Gas
	163,473	181	1,578	(1,397)	13,172	(12,382)	790	3,045	3,835	2,438	30,008	32,446	195,919

See Accompanying Notes. (1) See Footnote 1

Transamerica Financial Life Insurance Company TFLIC Series Life Account Statements of Operations and Change in Net Assets Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012

ProFund VP Pharmaceuticals
$30,683	$461	$426	$35	$0	$2,395	$2,395	$1,556	$3,951	$3,986	$10,888	$14,874	$45,557
ProFund VP Precious Metals
217,168	-	1,224	(1,224)	-	(7,967)	(7,967)	1,555	(6,412)	(7,636)	(82,101)	(89,737)	127,431
ProFund VP Short Emerging Markets
1,543	-	177	(177)	-	(1,586)	(1,586)	(14)	(1,600)	(1,777)	1,599	(178)	1,365
ProFund VP Short International
361	-	252	(252)	48	(4,117)	(4,069)	(3)	(4,072)	(4,324)	3,963	(361)	-
ProFund VP Short NASDAQ-100
27,479	-	271	(271)	-	(12,309)	(12,309)	659	(11,650)	(11,921)	(1,089)	(13,010)	14,469
ProFund VP Short Small-Cap
32,282	-	571	(571)	-	(16,244)	(16,244)	3,227	(13,017)	(13,588)	10,082	(3,506)	28,776
ProFund VP Small-Cap
68,437	-	1,572	(1,572)	4,075	(1,287)	2,788	8,560	11,348	9,776	171,933	181,709	250,146
ProFund VP Small-Cap Value
41,841	-	1,308	(1,308)	-	(390)	(390)	7,972	7,582	6,274	175,841	182,115	223,956
ProFund VP Telecommunications
4,752	428	200	228	-	105	105	1,167	1,272	1,500	15,553	17,053	21,805
ProFund VP U.S. Government Plus
152,909	-	1,103	(1,103)	15,596	7,427	23,023	(28,464)	(5,441)	(6,544)	(44,130)	(50,674)	102,235
ProFund VP UltraNASDAQ-100(1)
-	-	70	(70)	-	(3,870)	(3,870)	(1,226)	(5,096)	(5,166)	63,570	58,404	58,404
ProFund VP UltraSmall-Cap
16,507	-	299	(299)	-	12,023	12,023	4,935	16,958	16,659	309	16,968	33,475
ProFund VP Utilities
77,410	1,682	725	957	-	5,631	5,631	(6,693)	(1,062)	(105)	(39,627)	(39,732)	37,678
TA AEGON Active Asset Allocation - Conservative Initial Class
45,569	145	406	(261)	187	642	829	1,705	2,534	2,273	(7,911)	(5,638)	39,931
TA AEGON Active Asset Allocation - Moderate Initial Class
5,156	13	109	(96)	9	30	39	723	762	666	13,016	13,682	18,838
TA AEGON Active Asset Allocation - Moderate Growth Initial Class
806,317	5,948	8,623	(2,675)	-	9,410	9,410	78,564	87,974	85,299	53,476	138,775	945,092
TA AEGON High Yield Bond Initial Class
123,183	11,667	1,973	9,694	-	975	975	17,018	17,993	27,687	149,745	177,432	300,615
TA AEGON Money Market Initial Class
790,963	44	7,607	(7,563)	-	-	-	-	-	(7,563)	(40,414)	(47,977)	742,986
TA AEGON U.S. Government Securities Initial Class
134,020	1,701	964	737	2,476	1,937	4,413	(1,405)	3,008	3,745	(47,197)	(43,452)	90,568
TA AllianceBernstein Dynamic Allocation Initial Class
41,291	365	382	(17)	-	54	54	2,147	2,201	2,184	909	3,093	44,384
TA Asset Allocation - Conservative Initial Class
592,707	19,778	5,652	14,126	-	3,887	3,887	20,659	24,546	38,672	(2,216)	36,456	629,163

See Accompanying Notes. (1) See Footnote 1

Transamerica Financial Life Insurance Company TFLIC Series Life Account Statements of Operations and Change in Net Assets Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
TA Asset Allocation - Growth Initial Class
	$14,599,554	$215,609	$143,871	$71,738	$0	($523,418)	($523,418)	$2,142,893	$1,619,475	$1,691,213	($18,215)	$1,672,998	$16,272,552
TA Asset Allocation - Moderate Initial Class
	4,074,920	116,750	38,974	77,776	-	1,716	1,716	266,471	268,187	345,963	88,866	434,829	4,509,749
TA Asset Allocation - Moderate Growth Initial Class
	15,396,890	416,801	151,990	264,811	-	(63,294)	(63,294)	1,300,466	1,237,172	1,501,983	489,233	1,991,216	17,388,106
TA Barrow Hanley Dividend Focused Initial Class
	1,110,659	20,352	10,100	10,252	-	89,233	89,233	29,084	118,317	128,569	81,345	209,914	1,320,573
TA BlackRock Global Allocation Initial Class
	21,772	1,914	372	1,542	1,327	689	2,016	(174)	1,842	3,384	36,207	39,591	61,363
TA BlackRock Tactical Allocation Initial Class
	21,764	951	259	692	1,440	1,022	2,462	(717)	1,745	2,437	20,308	22,745	44,509
TA BNP Paribas Large Cap Growth Initial Class
	128,303	1,443	1,218	225	-	17,016	17,016	5,137	22,153	22,378	(12,670)	9,708	138,011
TA Clarion Global Real Estate Securities Initial Class
	802,288	32,762	8,437	24,325	-	(13,741)	(13,741)	180,832	167,091	191,416	73,038	264,454	1,066,742
TA Hanlon Income Initial Class
	542,232	12,774	5,044	7,730	-	1,500	1,500	5,518	7,018	14,748	(15,227)	(479)	541,753
TA International Moderate Growth Initial Class
	1,018,310	29,124	8,922	20,202	-	(30,867)	(30,867)	120,327	89,460	109,662	(99,781)	9,881	1,028,191
TA Janus Balanced Initial Class
	133,710	-	1,465	(1,465)	-	864	864	16,191	17,055	15,590	(13,833)	1,757	135,467
TA Jennison Growth Initial Class
	331,508	263	2,629	(2,366)	26,883	31,760	58,643	11,096	69,739	67,373	(162,146)	(94,773)	236,735
TA JPMorgan Core Bond Initial Class
	646,243	17,376	6,259	11,117	267	16,330	16,597	(1,587)	15,010	26,127	(6,540)	19,587	665,830
TA JPMorgan Enhanced Index Initial Class
	113,548	1,383	1,116	267	-	(3,300)	(3,300)	20,317	17,017	17,284	24,980	42,264	155,812
TA JPMorgan Mid Cap Value Initial Class
	271,345	2,151	2,592	(441)	-	5,869	5,869	45,372	51,241	50,800	(30,422)	20,378	291,723
TA JPMorgan Tactical Allocation Initial Class
	1,142,401	7,074	10,364	(3,290)	-	(69,015)	(69,015)	147,343	78,328	75,038	58,772	133,810	1,276,211
TA MFS International Equity Initial Class
	1,155,020	21,724	11,345	10,379	-	(46,860)	(46,860)	278,753	231,893	242,272	4,869	247,141	1,402,161
TA Morgan Stanley Capital Growth Initial Class
	1,229,846	-	12,173	(12,173)	254,640	(25,508)	229,132	(33,901)	195,231	183,058	(56,040)	127,018	1,356,864
TA Morgan Stanley Mid-Cap Growth Initial Class
	7,246,286	-	66,810	(66,810)	366,762	380,975	747,737	(133,204)	614,533	547,723	(596,412)	(48,689)	7,197,597
TA Multi-Managed Balanced Initial Class
	840,309	14,626	8,122	6,504	135,432	13,566	148,998	(58,616)	90,382	96,886	(20,027)	76,859	917,168
TA PIMCO Tactical - Balanced Initial Class
	158,417	3,409	1,426	1,983	-	(921)	(921)	(587)	(1,508)	475	13,476	13,951	172,368
See Accompanying Notes. (1) See Footnote 1

Transamerica Financial Life Insurance Company TFLIC Series Life Account Statements of Operations and Change in Net Assets Year Ended December 31, 2012, Except as Noted

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations:
Subaccount	Net Assets as of January 1, 2012:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2012
TA PIMCO Tactical - Conservative Initial Class
	$175,846	$2,320	$1,593	$727	$0	($5,056)	($5,056)	$6,380	$1,324	$2,051	($14,838)	($12,787)	$163,059
TA PIMCO Tactical - Growth Initial Class
	252,590	2,219	2,529	(310)	-	(5,216)	(5,216)	5,104	(112)	(422)	10,306	9,884	262,474
TA PIMCO Total Return Initial Class
	191,856	10,634	2,415	8,219	-	4,379	4,379	2,154	6,533	14,752	145,773	160,525	352,381
TA Systematic Small/Mid Cap Value Initial Class
	1,493,124	8,950	16,240	(7,290)	433,181	62,898	496,079	(242,478)	253,601	246,311	337,618	583,929	2,077,053
TA T. Rowe Price Small Cap Initial Class
	925,385	-	11,319	(11,319)	107,417	93,725	201,142	(64,461)	136,681	125,362	38,283	163,645	1,089,030
TA Vanguard ETF - Balanced Initial Class
	3,511	76	70	6	141	35	176	137	313	319	2,183	2,502	6,013
TA Vanguard ETF - Growth Initial Class
	19,088	477	196	281	2,161	21	2,182	(159)	2,023	2,304	3,753	6,057	25,145
TA WMC Diversified Growth Initial Class
	10,958,246	37,065	107,054	(69,989)	-	(53,205)	(53,205)	1,457,231	1,404,026	1,334,037	(573,239)	760,798	11,719,044

See Accompanying Notes. (1) See Footnote 1

Transamerica Financial Life Insurance Company TFLIC Series Life Account Statements of Operations and Change in Net Assets Year Ended December 31, 2013

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
AllianceBernstein Balanced Wealth Strategy Class B Shares
	$15,943	$486	$205	$281	$0	$192	$192	$2,247	$2,439	$2,720	$5,005	$7,725	$23,668
Fidelity® VIP Contrafund® Service Class 2
	470,688	4,521	4,741	(220)	158	9,035	9,193	128,617	137,810	137,590	(8,724)	128,866	599,554
Fidelity® VIP Equity-Income Service Class 2
	289,940	7,475	2,896	4,579	22,007	516	22,523	48,102	70,625	75,204	(15,840)	59,364	349,304
Fidelity® VIP Growth Opportunities Service Class 2
	180,802	97	1,872	1,775)	112	9,497	9,609	56,328	65,937	64,162	(7,535)	56,627	237,429
Fidelity® VIP Index 500 Service Class 2
	278,668	7,857	4,245	3,612	3,609	16,280	19,889	81,331	101,220	104,832	133,391	238,223	516,891
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares
	6,557	5,473	317	5,156	9,063	(1,025)	8,038	(7,107)	931	6,087	41,800	47,887	54,444
Access VP High Yield
	26,124	1,423	512	911	1,019	669	1,688	1,972	3,660	4,571	60,398	64,969	91,093
ProFund VP Asia 30
	101,535	71	1,473	(1,402)	-	(2,429)	(2,429)	22,691	20,262	18,860	97,919	116,779	218,314
ProFund VP Basic Materials
	108,135	943	814	129	-	3,107	3,107	7,214	10,321	10,450	(42,790)	(32,340)	75,795
ProFund VP Bull
	1,754	-	22	(22)	22	39	61	481	542	520	215	735	2,489
ProFund VP Consumer Services
	75,956	232	1,086	(854)	264	13,338	13,602	20,110	33,712	32,858	21,869	54,727	130,683
ProFund VP Emerging Markets
	168,810	1,006	1,819	(813)	-	(40,588)	(40,588)	(2,312)	(42,900)	(43,713)	(33,474)	(77,187)	91,623
ProFund VP Europe 30
	10,221	89	559	(470)	-	(5,809)	(5,809)	885	(4,924)	(5,394)	3,865	(1,529)	8,692
ProFund VP Falling U.S. Dollar
	23,979	-	189	(189)	-	(269)	(269)	546	277	88	47,360	47,448	71,427
ProFund VP Financials
	74,269	455	1,148	(693)	-	2,294	2,294	29,098	31,392	30,699	40,916	71,615	145,884
ProFund VP International
	36,609	-	211	(211)	1,129	2,542	3,671	319	3,990	3,779	(22,557)	(18,778)	17,831
ProFund VP Japan
	8,781	-	239	(239)	-	3,686	3,686	8,736	12,422	12,183	59,839	72,022	80,803
ProFund VP Mid-Cap
	245,137	-	2,682	(2,682)	17,418	54,063	71,481	4,867	76,348	73,666	(148,013)	(74,347)	170,790
ProFund VP Money Market
	50,053	32	1,355	(1,323)	-	-	-	-	-	(1,323)	225,362	224,039	274,092
ProFund VP NASDAQ-100
	180,562	-	1,245	(1,245)	-	248	248	40,852	41,100	39,855	(58,041)	(18,186)	162,376
ProFund VP Oil & Gas
	195,919	977	2,236	(1,259)	8,673	4,776	13,449	34,546	47,995	46,736	7,220	53,956	249,875

See Accompanying Notes. (1) See Footnote 1

Transamerica Financial Life Insurance Company TFLIC Series Life Account Statements of Operations and Change in Net Assets Year Ended December 31, 2013

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
ProFund VP Pharmaceuticals
	$45,557	$1,502	$854	$648	$4,075	$4,165	$8,240	$9,239	$17,479	$18,127	$38,383	$56,510	$102,067
ProFund VP Precious Metals
	127,431	-	1,468	(1,468)	-	(73,239)	(73,239)	(5,104)	(78,343)	(79,811)	128,665	48,854	176,285
ProFund VP Short Emerging Markets
	1,365	-	189	(189)	-	(290)	(290)	(1,059)	(1,349)	(1,538)	34,717	33,179	34,544
ProFund VP Short International
	-	-	198	(198)	-	(2,846)	(2,846)	(3,333)	(6,179)	(6,377)	42,893	36,516	36,516
ProFund VP Short NASDAQ-100
	14,469	-	219	(219)	-	(3,306)	(3,306)	(5,365)	(8,671)	(8,890)	25,125	16,235	30,704
ProFund VP Short Small-Cap
	28,776	-	543	(543)	-	(14,546)	(14,546)	(7,172)	(21,718)	(22,261)	68,391	46,130	74,906
ProFund VP Small-Cap
	250,146	-	1,186	(1,186)	2,234	16,249	18,483	27,255	45,738	44,552	(51,221)	(6,669)	243,477
ProFund VP Small-Cap Value
	223,956	498	1,369	(871)	-	38,362	38,362	17,501	55,863	54,992	(73,149)	(18,157)	205,799
ProFund VP Telecommunications
	21,805	1,463	415	1,048	2,213	(2,237)	(24)	343	319	1,367	4,664	6,031	27,836
ProFund VP U.S. Government Plus
	102,235	136	635	(499)	5,449	(23,306)	(17,857)	(7,102)	(24,959)	(25,458)	(27,325)	(52,783)	49,452
ProFund VP UltraNASDAQ-100
(1)	58,404	-	359	(359)	-	6,227	6,227	18,905	25,132	24,773	(8,805)	15,968	74,372
ProFund VP UltraSmall-Cap
	33,475	-	440	(440)	-	14,839	14,839	11,762	26,601	26,161	9,398	35,559	69,034
ProFund VP Utilities
	37,678	2,749	884	1,865	-	(5,504)	(5,504)	1,609	(3,895)	(2,030)	15,219	13,189	50,867
TA Aegon Active Asset Allocation - Conservative Initial Class
	39,931	837	493	344	840	3,216	4,056	(774)	3,282	3,626	(1,508)	2,118	42,049
TA Aegon Active Asset Allocation - Moderate Initial Class
	18,838	244	312	(68)	232	833	1,065	1,823	2,888	2,820	17,961	20,781	39,619
TA Aegon Active Asset Allocation - Moderate Growth Initial Class
	945,092	10,253	10,440	(187)	-	16,874	16,874	143,684	160,558	160,371	139,363	299,734	1,244,826
TA Aegon High Yield Bond Initial Class
	300,615	20,381	3,822	16,559	-	12,109	12,109	(12,046)	63	16,622	34,109	50,731	351,346
TA Aegon Money Market Initial Class
	742,986	37	6,542	(6,505)	-	-	-	-	-	(6,505)	(27,507)	(34,012)	708,974
TA Aegon U.S. Government Securities Initial Class
	90,568	841	733	108	786	(3,657)	(2,871)	(629)	(3,500)	(3,392)	41,018	37,626	128,194
TA AllianceBernstein Dynamic Allocation Initial Class
	44,384	426	361	65	-	2,388	2,388	113	2,501	2,566	(8,341)	(5,775)	38,609
TA Asset Allocation - Conservative Initial Class
	629,163	20,831	5,818	15,013	1,028	11,770	12,798	23,985	36,783	51,796	(17,390)	34,406	663,569

See Accompanying Notes. (1) See Footnote 1

Transamerica Financial Life Insurance Company TFLIC Series Life Account Statements of Operations and Change in Net Assets Year Ended December 31, 2013

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
TA Asset Allocation - Growth Initial Class
	$16,272,552	$222,620	$164,458	$58,162	$0	($513,687)	($513,687)	$4,620,808	$4,107,121	$4,165,283	($34,817)	$4,130,466	$20,403,018
TA Asset Allocation - Moderate Initial Class
	4,509,749	114,732	42,061	72,671	-	(909)	(909)	479,795	478,886	551,557	(154,617)	396,940	4,906,689
TA Asset Allocation - Moderate Growth Initial Class
	17,388,106	439,663	173,334	266,329	-	58,218	58,218	2,870,805	2,929,023	3,195,352	116,871	3,312,223	20,700,329
TA Barrow Hanley Dividend Focused Initial Class
	1,320,573	28,950	11,077	17,873	-	121,715	121,715	166,983	288,698	306,571	(428,707)	(122,136)	1,198,437
TA BlackRock Global Allocation Initial Class
	61,363	1,516	652	864	924	1,394	2,318	5,221	7,539	8,403	28,826	37,229	98,592
TA BlackRock Tactical Allocation Initial Class
	44,509	1,048	304	744	1,106	888	1,994	1,775	3,769	4,513	4,105	8,618	53,127
TA BNP Paribas Large Cap Growth Initial Class
	138,011	1,763	1,751	12	-	5,391	5,391	46,963	52,354	52,366	95,295	147,661	285,672
TA Clarion Global Real Estate Securities Initial Class
	1,066,742	60,328	10,442	49,886	-	74,292	74,292	(89,919)	(15,627)	34,259	(41,486)	(7,227)	1,059,515
TA Hanlon Income Initial Class
	541,753	24,614	5,100	19,514	-	779	779	(8,926)	(8,147)	11,367	(6,883)	4,484	546,237
TA International Moderate Growth Initial Class
	1,028,191	22,493	9,804	12,689	-	1,345	1,345	108,741	110,086	122,775	43,207	165,982	1,194,173
TA Janus Balanced Initial Class
	135,467	1,138	1,486	(348)	-	2,786	2,786	21,406	24,192	23,844	(6,790)	17,054	152,521
TA Jennison Growth Initial Class
	236,735	461	1,687	(1,226)	13,301	4,704	18,005	42,024	60,029	58,803	(82,101)	(23,298)	213,437
TA JPMorgan Core Bond Initial Class
	665,830	17,861	5,692	12,169	-	7,149	7,149	(37,745)	(30,596)	(18,427)	(75,631)	(94,058)	571,772
TA JPMorgan Enhanced Index Initial Class
	155,812	1,367	1,849	(482)	1,422	3,897	5,319	48,721	54,040	53,558	37,964	91,522	247,334
TA JPMorgan Mid Cap Value Initial Class
	291,723	1,600	2,951	(1,351)	3,836	8,270	12,106	76,036	88,142	86,791	(21,708)	65,083	356,806
TA JPMorgan Tactical Allocation Initial Class
	1,276,211	13,120	10,077	3,043	-	(42,999)	(42,999)	88,429	45,430	48,473	(253,140)	(204,667)	1,071,544
TA MFS International Equity Initial Class
	1,402,161	17,183	14,230	2,953	-	(32,406)	(32,406)	269,025	236,619	239,572	(16,405)	223,167	1,625,328
TA Morgan Stanley Capital Growth Initial Class
	1,356,864	10,430	13,708	(3,278)	6,837	(20,883)	(14,046)	622,453	608,407	605,129	(67,732)	537,397	1,894,261
TA Morgan Stanley Mid-Cap Growth Initial Class
	7,197,597	68,949	75,651	(6,702)	172,584	285,297	457,881	2,258,949	2,716,830	2,710,128	7,193	2,717,321	9,914,918
TA Multi-Managed Balanced Initial Class
	917,168	15,108	8,668	6,440	30,980	19,792	50,772	92,828	143,600	150,040	(95,655)	54,385	971,553
TA PIMCO Tactical - Balanced Initial Class
	172,368	611	1,229	(618)	-	606	606	14,969	15,575	14,957	(79,031)	(64,074)	108,294

See Accompanying Notes. (1) See Footnote 1

Transamerica Financial Life Insurance Company TFLIC Series Life Account Statements of Operations and Change in Net Assets Year Ended December 31, 2013

		Investment Income:	Investment Expense:	Increase (Decrease) in Net Assets from Operations
Subaccount	Net Assets as of January 1, 2013:	Reinvested Dividends	Mortality and Expense Risk and Administrative Charges	Net Investment Income (Loss)	Capital Gain Distributions	Realized Gain (Loss) on Investments	Net Realized Capital Gains (Losses) on Investments	Net Change in Unrealized Appreciation (Depreciation)	Net Gain (Loss) on Investment	Net Increase (Decrease) in Net Assets Resulting from Operations	Increase (Decrease) in Net Assets from Contract Transactions	Total Increase (Decrease) in Net Assets	Net Assets as of December 31, 2013
TA PIMCO Tactical - Conservative Initial Class
	$163,059	$1,010	$1,576	($566)	$0	($1,522)	($1,522)	$13,621	$12,099	$11,533	($26,647)	($15,114)	$147,945
TA PIMCO Tactical - Growth Initial Class
	262,474	2,754	2,796	(42)	-	(139)	(139)	44,013	43,874	43,832	25,818	69,650	332,124
TA PIMCO Total Return Initial Class
	352,381	8,788	3,911	4,877	4,995	(6,643)	(1,648)	(21,631)	(23,279)	(18,402)	20,124	1,722	354,103
TA Systematic Small/Mid Cap Value Initial Class
	2,077,053	19,438	36,988	(17,550)	9,348	120,392	129,740	1,040,455	1,170,195	1,152,645	1,959,722	3,112,367	5,189,420
TA T. Rowe Price Small Cap Initial Class
	1,089,030	1,322	14,695	(13,373)	76,508	57,050	133,558	448,594	582,152	568,779	439,023	1,007,802	2,096,832
TA Vanguard ETF - Balanced Initial Class
	6,013	74	82	(8)	83	246	329	233	562	554	(1,487)	(933)	5,080
TA Vanguard ETF - Growth Initial Class
	25,145	1,574	720	854	2,274	326	2,600	8,682	11,282	12,136	95,598	107,734	132,879
TA WMC Diversified Growth Initial Class
	11,719,044	138,031	117,793	20,238	-	124,404	124,404	3,435,263	3,559,667	3,579,905	(675,132)	2,904,773	14,623,817

See Accompanying Notes. (1) See Footnote 1

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements December 31, 2013

1. Organization and Summary of Significant Accounting Policies

Organization

The TFLIC Series Life Account (the Separate Account) is a segregated investment account of Transamerica Financial Life Insurance Company (TFLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940.  The Separate Account consists of multiple investment subaccounts.  Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.  Activity in these specified investment subaccounts is available to contract owners of TFLIC Financial Freedom Builder, TFLIC Freedom Elite Builder, TFLIC Freedom Elite Builder II, and TFLIC Freedom Wealth Protector.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Access One Trust	Access One Trust
Access VP High Yield	Access VP High Yield
AllianceBernstein Variable Products Series Fund	AllianceBernstein Variable Products Series Fund
AllianceBernstein Balanced Wealth Strategy Class B Shares	AllianceBernstein Balanced Wealth Strategy Portfolio Class B Shares
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund - Service Class 2
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares	Franklin Templeton VIP Founding Funds Allocation Fund Class 4 Shares
ProFunds	ProFunds
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP Money Market	ProFund VP Money Market
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
ProFunds	ProFunds
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP UltraNASDAQ-100	ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities
Transamerica Series Trust	Transamerica Series Trust
TA Aegon Active Asset Allocation - Conservative Initial Class	Transamerica Aegon Active Asset Allocation - Conservative VP Initial Class
TA Aegon Active Asset Allocation - Moderate Initial Class	Transamerica Aegon Active Asset Allocation - Moderate VP Initial Class
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	Transamerica Aegon Active Asset Allocation - Moderate Growth VP Initial Class
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon Money Market Initial Class	Transamerica Aegon Money Market VP Initial Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA AllianceBernstein Dynamic Allocation Initial Class	Transamerica AllianceBernstein Dynamic Allocation VP Initial Class
TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class
TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA BlackRock Global Allocation Initial Class	Transamerica BlackRock Global Allocation VP Initial Class
TA BlackRock Tactical Allocation Initial Class	Transamerica BlackRock Tactical Allocation VP Initial Class
TA BNP Paribas Large Cap Growth Initial Class	Transamerica BNP Paribas Large Cap Growth VP Initial Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA Hanlon Income Initial Class	Transamerica Hanlon Income VP Initial Class
TA International Moderate Growth Initial Class	Transamerica International Moderate Growth VP Initial Class
TA Janus Balanced Initial Class	Transamerica Janus Balanced VP Initial Class
TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class
TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond VP Initial Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value VP Initial Class
TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Mid-Cap Growth Initial Class	Transamerica Morgan Stanley Mid-Cap Growth VP Initial Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA PIMCO Tactical - Balanced Initial Class	Transamerica PIMCO Tactical - Balanced VP Initial Class
TA PIMCO Tactical - Conservative Initial Class	Transamerica PIMCO Tactical - Conservative VP Initial Class
TA PIMCO Tactical - Growth Initial Class	Transamerica PIMCO Tactical - Growth VP Initial Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA Systematic Small/Mid Cap Value Initial Class	Transamerica Systematic Small/Mid Cap Value VP Initial Class
TA BNP Paribas Large Cap Growth Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA Vanguard ETF - Balanced Initial Class	Transamerica Vanguard ETF - Balanced VP Initial Class
TA Vanguard ETF - Growth Initial Class	Transamerica Vanguard ETF - Growth VP Initial Class
TA WMC Diversified Growth Initial Class	Transamerica WMC Diversified Growth VP Initial Class

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
ProFund VP UltraNASDAQ-100	April 30, 2012
TA BlackRock Global Allocation Initial Class	May 19, 2011
TA BlackRock Tactical Allocation Initial Class	May 19, 2011
TA Aegon Active Asset Allocation - Conservative Initial Class	April 29, 2011
TA Aegon Active Asset Allocation - Moderate Initial Class	April 29, 2011
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	April 29, 2011
TA Jennison Growth Initial Class	April 29, 2010
TA Janus Balanced Initial Class	July 1, 2009
AllianceBernstein Balanced Wealth Strategy Class B Shares	May 1, 2009
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares	May 1, 2009
TA Hanlon Income Initial Class	May 1, 2009
TA BNP Paribas Large Cap Growth Initial Class	May 1, 2009
TA PIMCO Tactical - Balanced Initial Class	May 1, 2009
TA PIMCO Tactical - Conservative Initial Class	May 1, 2009
TA PIMCO Tactical - Growth Initial Class	May 1, 2009

The following subaccount name changes were made effective during the fiscal year ended December 31, 2013:

Subaccount	Formerly
TA Barrow Hanley Dividend Focused Initial Class	TA BlackRock Large Cap Value Initial Class
TA BNP Paribas Large Cap Growth	TA Multi Managed Large Cap Core Initical Class
TA Vanguard ETF - Balanced Initial Class	TA Index 50 Initial Class
TA Vanguard ETF - Growth Initial Class	TA Index 75 Initial Class

During the current year the following subaccounts were liquidated and subsequently reinvested

Reinvested Subaccount	Liquidated Subaccount
TA Systematic Small/Mid Cap Value Initial Class	TA Third Avenue Value Initial Class
TA Vanguard ETF - Growth Initial Class	TA Efficient Markets Initial Class

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements December 31, 2013

1. Organization and Summary of Significant Accounting Policies (continued)

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2013.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts.  The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities.  Actual results could differ from those estimates.

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements December 31, 2013

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2013 were as follows:

Subaccount	Purchases	Sales
AllianceBernstein Balanced Wealth Strategy Class B Shares	$ 7,518	$ 2,231
Fidelity® VIP Contrafund® Service Class 2	34,016	42,798
Fidelity® VIP Equity-Income Service Class 2	43,277	32,531
Fidelity® VIP Growth Opportunities Service Class 2	9,010	18,211
Fidelity® VIP Index 500 Service Class 2	197,127	56,514
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares	65,727	9,708
Access VP High Yield	72,760	10,374
ProFund VP Asia 30	126,744	30,201
ProFund VP Basic Materials	88,650	131,309
ProFund VP Bull	429	213
ProFund VP Consumer Services	69,379	48,109
ProFund VP Emerging Markets	499,045	533,350
ProFund VP Europe 30	234,103	230,707
ProFund VP Falling U.S. Dollar	104,607	57,433
ProFund VP Financials	61,456	21,229
ProFund VP International	5,144	26,784
ProFund VP Japan	120,621	61,019
ProFund VP Mid-Cap	161,904	295,190
ProFund VP Money Market	598,946	374,930
ProFund VP NASDAQ-100	85,912	145,276
ProFund VP Oil & Gas	139,485	124,797
ProFund VP Pharmaceuticals	95,806	52,697
ProFund VP Precious Metals	431,068	303,869
ProFund VP Short Emerging Markets	163,801	129,273
ProFund VP Short International	93,059	50,363
ProFund VP Short NASDAQ-100	115,539	90,631
ProFund VP Short Small-Cap	286,186	218,341
ProFund VP Small-Cap	165,493	215,684
ProFund VP Small-Cap Value	264,871	338,905
ProFund VP Telecommunications	39,386	31,462
ProFund VP U.S. Government Plus	150,242	172,591
ProFund VP UltraNASDAQ-100(1)	137,562	146,727
ProFund VP UltraSmall-Cap	67,879	58,952
ProFund VP Utilities	366,604	349,518
TA Aegon Active Asset Allocation - Conservative Initial Class	62,376	62,699
TA Aegon Active Asset Allocation - Moderate Initial Class	28,132	10,004

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements December 31, 2013

2. Investments (continued)

Subaccount	Purchases	Sales
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	$ 253,583	$ 114,407
TA Aegon High Yield Bond Initial Class	250,646	199,979
TA Aegon Money Market Initial Class	155,084	188,930
TA Aegon U.S. Government Securities Initial Class	272,378	230,468
TA AllianceBernstein Dynamic Allocation Initial Class	7,426	15,700
TA Asset Allocation - Conservative Initial Class	99,321	100,670
TA Asset Allocation - Growth Initial Class	1,428,746	1,405,378
TA Asset Allocation - Moderate Initial Class	358,674	440,619
TA Asset Allocation - Moderate Growth Initial Class	1,610,616	1,227,446
TA Barrow Hanley Dividend Focused Initial Class	273,720	684,552
TA BlackRock Global Allocation Initial Class	69,027	38,411
TA BlackRock Tactical Allocation Initial Class	49,288	43,334
TA BNP Paribas Large Cap Growth Initial Class	128,723	33,414
TA Clarion Global Real Estate Securities Initial Class	370,147	361,782
TA Hanlon Income Initial Class	118,093	105,464
TA International Moderate Growth Initial Class	132,333	76,438
TA Janus Balanced Initial Class	21,669	28,756
TA Jennison Growth Initial Class	65,451	135,478
TA JPMorgan Core Bond Initial Class	86,703	150,166
TA JPMorgan Enhanced Index Initial Class	78,602	39,696
TA JPMorgan Mid Cap Value Initial Class	5,438	24,659
TA JPMorgan Tactical Allocation Initial Class	188,023	438,122
TA MFS International Equity Initial Class	492,710	506,161
TA Morgan Stanley Capital Growth Initial Class	157,791	221,962
TA Morgan Stanley Mid-Cap Growth Initial Class	934,151	761,118
TA Multi-Managed Balanced Initial Class	97,146	155,380
TA PIMCO Tactical - Balanced Initial Class	28,745	108,394
TA PIMCO Tactical - Conservative Initial Class	33,391	60,604
TA PIMCO Tactical - Growth Initial Class	88,542	62,764
TA PIMCO Total Return Initial Class	229,195	199,197
TA Systematic Small/Mid Cap Value Initial Class	3,029,833	1,078,175
TA T. Rowe Price Small Cap Initial Class	898,099	395,956
TA Vanguard ETF - Balanced Initial Class	574	1,986
TA Vanguard ETF - Growth Initial Class	107,706	8,980
TA WMC Diversified Growth Initial Class	479,995	1,135,191

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements
3. Change in Units
The change in units outstanding were as follows:

	Year Ended December 31, 2013			Year Ended December 31, 2012
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	UnitsRedeemed and Transferred to/from	Net Increase (Decrease)
AllianceBernstein Balanced Wealth Strategy Class B Shares	445	(130)	315	304	(51)	253
Fidelity® VIP Contrafund® Service Class 2	2,755	(3,338)	(583)	2,646	(4,015)	(1,369)
Fidelity® VIP Equity-Income Service Class 2	1,620	(2,655)	(1,035)	2,181	(2,258)	(77)
Fidelity® VIP Growth Opportunities Service Class 2	1,325	(2,029)	(704)	3,063	(2,086)	977
Fidelity® VIP Index 500 Service Class 2	11,927	(3,985)	7,942	7,470	(2,943)	4,527
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares	3,062	(635)	2,427	265	(141)	124
Access VP High Yield	4,450	(688)	3,762	2,184	(947)	1,237
ProFund VP Asia 30	14,365	(4,269)	10,096	5,403	(4,649)	754
ProFund VP Basic Materials	9,848	(15,166)	(5,318)	15,705	(9,019)	6,686
ProFund VP Bull	27	(16)	11	1,490	(2,570)	(1,080)
ProFund VP Consumer Services	3,967	(3,033)	934	2,494	(223)	2,271
ProFund VP Emerging Markets	69,034	(78,461)	(9,427)	21,300	(9,475)	11,825
ProFund VP Europe 30	27,783	(28,189)	(406)	727	(417)	310
ProFund VP Falling U.S. Dollar	12,920	(7,106)	5,814	1,845	(305)	1,540
ProFund VP Financials	7,702	(2,675)	5,027	10,816	(7,621)	3,195
ProFund VP International	484	(3,295)	(2,811)	3,995	(1,148)	2,847
ProFund VP Japan	14,612	(7,505)	7,107	763	(10,217)	(9,454)
ProFund VP Mid-Cap	12,193	(22,408)	(10,215)	22,826	(13,571)	9,255
ProFund VP Money Market	61,330	(39,017)	22,313	72,619	(73,768)	(1,149)
ProFund VP NASDAQ-100	5,415	(9,224)	(3,809)	19,914	(28,575)	(8,661)
ProFund VP Oil & Gas	13,597	(13,654)	(57)	14,511	(11,710)	2,801
ProFund VP Pharmaceuticals	5,857	(3,468)	2,389	2,600	(1,788)	812
ProFund VP Precious Metals	81,773	(62,609)	19,164	105,879	(114,290)	(8,411)
ProFund VP Short Emerging Markets	31,460	(24,919)	6,541	35,941	(35,934)	7
ProFund VP Short International	17,703	(9,932)	7,771	51,249	(51,297)	(48)
ProFund VP Short NASDAQ-100	32,336	(25,335)	7,001	34,979	(36,818)	(1,839)
ProFund VP Short Small-Cap	92,202	(71,155)	21,047	64,718	(63,975)	743

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements
3. Change in Units (continued)

Year Ended December 31, 2013	Year Ended December 31, 2012

Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Small-Cap	11,744	(17,950)	(6,206)	32,048	(17,096)	14,952
ProFund VP Small-Cap Value	20,484	(26,899)	(6,415)	32,309	(16,921)	15,388
ProFund VP Telecommunications	2,783	(2,552)	231	1,165	(56)	1,109
ProFund VP U.S. Government Plus	9,882	(12,492)	(2,610)	9,303	(12,526)	(3,223)
ProFund VP UltraNASDAQ-100(1)	12,489	(14,242)	(1,753)	21,133	(14,894)	6,239
ProFund VP UltraSmall-Cap	5,906	(5,589)	317	57,078	(55,858)	1,220
ProFund VP Utilities	32,901	(32,110)	791	11,044	(15,278)	(4,234)
TA Aegon Active Asset Allocation - Conservative Initial Class	6,359	(6,392)	(33)	1,753	(2,553)	(800)
TA Aegon Active Asset Allocation - Moderate Initial Class	2,701	(1,055)	1,646	1,390	(110)	1,280
TA Aegon Active Asset Allocation - Moderate Growth Initial Class	27,866	(15,129)	12,737	29,743	(24,103)	5,640
TA Aegon High Yield Bond Initial Class	12,946	(11,192)	1,754	13,282	(5,063)	8,219
TA Aegon Money Market Initial Class	17,120	(19,299)	(2,179)	45,274	(48,839)	(3,565)
TA Aegon U.S. Government Securities Initial Class	19,582	(16,868)	2,714	7,036	(10,234)	(3,198)
TA AllianceBernstein Dynamic Allocation Initial Class	513	(1,015)	(502)	367	(314)	53
TA Asset Allocation - Conservative Initial Class	6,913	(7,969)	(1,056)	8,789	(8,843)	(54)
TA Asset Allocation - Growth Initial Class	151,997	(154,220)	(2,223)	188,921	(189,969)	(1,048)
TA Asset Allocation - Moderate Initial Class	32,851	(41,732)	(8,881)	44,899	(39,250)	5,649
TA Asset Allocation - Moderate Growth Initial Class	147,514	(139,921)	7,593	192,319	(159,018)	33,301
TA Barrow Hanley Dividend Focused Initial Class	17,047	(40,627)	(23,580)	37,745	(31,540)	6,205
TA BlackRock Global Allocation Initial Class	6,378	(3,850)	2,528	7,113	(3,408)	3,705
TA BlackRock Tactical Allocation Initial Class	4,658	(4,375)	283	5,130	(3,177)	1,953
TA BNP Paribas Large Cap Growth Initial Class	6,338	(1,816)	4,522	7,333	(7,944)	(611)
TA Clarion Global Real Estate Securities Initial Class	14,316	(13,196)	1,120	13,236	(10,451)	2,785
TA Hanlon Income Initial Class	11,379	(12,010)	(631)	13,614	(14,939)	(1,325)
TA International Moderate Growth Initial Class	15,226	(11,544)	3,682	22,117	(32,922)	(10,805)
TA Janus Balanced Initial Class	2,442	(3,023)	(581)	4,456	(5,769)	(1,313)
TA Jennison Growth Initial Class	4,252	(10,813)	(6,561)	23,840	(35,640)	(11,800)

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements
3. Change in Units (continued)

Year Ended December 31, 2013	Year Ended December 31, 2012
Subaccount	Units Purchased	and Transferred to/from	Net Increase (Decrease)	Units Purchased	and Transferred to/from	Net Increase (Decrease)
TA JPMorgan Core Bond Initial Class	5,518	(9,204)	(3,686)	13,581	(13,699)	(118)
TA JPMorgan Enhanced Index Initial Class	4,767	(2,618)	2,149	3,353	(1,660)	1,693
TA JPMorgan Mid Cap Value Initial Class	-	(830)	(830)	212	(1,656)	(1,444)
TA JPMorgan Tactical Allocation Initial Class	12,281	(25,819)	(13,538)	21,803	(18,519)	3,284
TA MFS International Equity Initial Class	43,375	(44,740)	(1,365)	17,916	(17,608)	308
TA Morgan Stanley Capital Growth Initial Class	9,858	(13,661)	(3,803)	13,518	(16,238)	(2,720)
TA Morgan Stanley Mid-Cap Growth Initial Class	64,058	(65,417)	(1,359)	263,533	(306,726)	(43,193)
TA Multi-Managed Balanced Initial Class	4,872	(9,627)	(4,755)	6,240	(7,325)	(1,085)
TA PIMCO Tactical - Balanced Initial Class	3,569	(10,689)	(7,120)	5,903	(4,639)	1,264
TA PIMCO Tactical - Conservative Initial Class	3,967	(6,390)	(2,423)	6,891	(8,247)	(1,356)
TA PIMCO Tactical - Growth Initial Class	9,443	(7,033)	2,410	8,257	(7,262)	995
TA PIMCO Total Return Initial Class	15,182	(14,101)	1,081	18,619	(9,461)	9,158
TA Systematic Small/Mid Cap Value Initial Class	126,855	(47,320)	79,535	33,972	(17,831)	16,141
TA T. Rowe Price Small Cap Initial Class	40,949	(20,972)	19,977	59,487	(58,026)	1,461
TA Vanguard ETF - Balanced Initial Class	47	(171)	(124)	212	(58)	154
TA Vanguard ETF - Growth Initial Class	8,718	(819)	7,899	979	(638)	341
TA WMC Diversified Growth Initial Class	64,511	(101,658)	(37,147)	277,031	(313,294)	(36,263)

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements December 31, 2013

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
AllianceBernstein Balanced Wealth Strategy Class B Shares
	12/31/2013	1,405	$17.06	to	$16.48	$ 23,668	2.42%	0.75%	to	1.50%	15.41%	to	14.55%
	12/31/2012	1,090	14.78	to	14.39	15,943	1.84	0.75	to	1.50	12.53	to	11.69
	12/31/2011	837	13.14	to	12.88	10,962	2.45	0.75	to	1.50	(3.78)	to	(4.49)
	12/31/2010	-	13.65	to	13.48	-	-	0.75	to	1.50	9.48	to	8.67
	12/31/2009(1)	-	12.47	to	12.41	-	-	0.75	to	1.50	24.70	to	24.09
Fidelity® VIP Contrafund® Service Class 2
	12/31/2013	30,848	19.44	to	19.44	599,554	0.86	0.90	to	0.90	29.79	to	29.79
	12/31/2012	31,431	14.98	to	14.98	470,688	1.10	0.90	to	0.90	15.10	to	15.10
	12/31/2011	32,800	13.01	to	13.01	426,754	0.77	0.90	to	0.90	(3.65)	to	(3.65)
	12/31/2010	34,412	13.50	to	13.50	464,687	1.05	0.90	to	0.90	15.88	to	15.88
	12/31/2009	34,218	11.65	to	11.65	398,724	1.23	0.90	to	0.90	34.26	to	34.26
Fidelity® VIP Equity-Income Service Class 2
	12/31/2013	20,086	17.39	to	17.39	349,304	2.33	0.90	to	0.90	26.69	to	26.69
	12/31/2012	21,121	13.73	to	13.73	289,940	2.98	0.90	to	0.90	16.01	to	16.01
	12/31/2011	21,198	11.83	to	11.83	250,843	2.18	0.90	to	0.90	(0.24)	to	(0.24)
	12/31/2010	24,790	11.86	to	11.86	294,052	1.65	0.90	to	0.90	13.89	to	13.89
	12/31/2009	25,361	10.41	to	10.41	264,131	2.17	0.90	to	0.90	28.73	to	28.73
Fidelity® VIP Growth Opportunities Service Class 2
	12/31/2013	18,516	12.82	to	12.82	237,429	0.05	0.90	to	0.90	36.31	to	36.31
	12/31/2012	19,220	9.41	to	9.41	180,802	0.16	0.90	to	0.90	18.25	to	18.25
	12/31/2011	18,243	7.95	to	7.95	145,120	-	0.90	to	0.90	1.06	to	1.06
	12/31/2010	19,204	7.87	to	7.87	151,159	-	0.90	to	0.90	22.37	to	22.37
	12/31/2009	20,501	6.43	to	6.43	131,867	0.24	0.90	to	0.90	44.16	to	44.16
Fidelity® VIP Index 500 Service Class 2
	12/31/2013	27,442	18.28	to	20.36	516,891	1.98	0.75	to	1.50	30.93	to	29.96
	12/31/2012	19,500	13.97	to	15.66	278,668	2.26	0.75	to	1.50	14.77	to	13.91
	12/31/2011	14,973	12.17	to	13.75	184,856	1.82	0.75	to	1.50	1.03	to	0.28
	12/31/2010	13,549	12.05	to	13.71	163,832	1.97	0.75	to	1.50	13.88	to	13.03
	12/31/2009	11,507	10.58	to	12.13	121,683	2.76	0.75	to	1.50	25.36	to	24.43
Franklin Templeton VIP Founding Funds Allocation Class 4 Shares
	12/31/2013	2,846	19.26	to	18.60	54,444	15.78	0.75	to	1.50	22.76	to	21.85
	12/31/2012	419	15.69	to	15.27	6,557	2.46	0.75	to	1.50	14.31	to	13.46
	12/31/2011	295	13.72	to	13.45	4,037	-	0.75	to	1.50	(2.40)	to	(3.12)
	12/31/2010	-	14.06	to	13.89	-	-	0.75	to	1.50	9.42	to	8.61
	12/31/2009(1)	-	12.85	to	12.79	-	-	0.75	to	1.50	28.50	to	27.87
Access VP High Yield
	12/31/2013	5,452	16.76	to	16.99	91,093	2.81	0.75	to	1.50	9.20	to	8.39
	12/31/2012	1,690	15.35	to	15.68	26,124	5.17	0.75	to	1.50	13.27	to	12.43
	12/31/2011	453	13.55	to	13.94	6,149	0.84	0.75	to	1.50	1.98	to	1.23
	12/31/2010	290	13.29	to	13.77	3,852	12.28	0.75	to	1.50	15.51	to	14.66
	12/31/2009	238	11.50	to	12.01	2,734	10.17	0.75	to	1.50	16.04	to	15.19
ProFund VP Asia 30
	12/31/2013	21,480	9.06	to	17.74	218,314	0.05	0.75	to	1.50	14.12	to	13.27
	12/31/2012	11,384	7.94	to	15.66	101,535	-	0.75	to	1.50	14.61	to	13.76
	12/31/2011	10,630	6.92	to	13.77	81,683	0.03	0.75	to	1.50	(27.54)	to	(28.07)
	12/31/2010	8,354	9.56	to	19.14	81,645	0.06	0.75	to	1.50	13.06	to	12.22
	12/31/2009	21,498	8.45	to	17.06	181,242	0.80	0.75	to	1.50	53.05	to	51.92

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements December 31, 2013
4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Basic Materials
	12/31/2013	6,976	$10.26	to	$19.36	$ 75,795	1.07%	0.75%	to	1.50%	17.55%	to	16.68%
	12/31/2012	12,294	8.73	to	16.59	108,135	0.36	0.75	to	1.50	7.67	to	6.87
	12/31/2011	5,608	8.11	to	15.52	45,499	0.16	0.75	to	1.50	(16.77)	to	(17.39)
	12/31/2010	16,264	9.74	to	18.79	158,169	0.49	0.75	to	1.50	28.73	to	27.78
	12/31/2009	8,497	7.57	to	14.70	64,162	0.69	0.75	to	1.50	61.17	to	59.97
ProFund VP Bull
	12/31/2013	155	14.52	to	18.74	2,489	-	0.75	to	1.50	28.79	to	27.84
	12/31/2012	144	11.28	to	14.66	1,754	-	0.75	to	1.50	13.04	to	12.20
	12/31/2011	1,224	9.98	to	13.06	12,208	-	0.75	to	1.50	(0.74)	to	(1.47)
	12/31/2010	2,021	10.05	to	13.26	20,315	0.13	0.75	to	1.50	11.74	to	10.91
	12/31/2009	1,879	8.99	to	11.95	16,900	1.15	0.75	to	1.50	23.42	to	22.51
ProFund VP Consumer Services
	12/31/2013	6,163	19.48	to	27.20	130,683	0.22	0.75	to	1.50	38.83	to	37.80
	12/31/2012	5,229	14.03	to	19.74	75,956	-	0.75	to	1.50	21.19	to	20.29
	12/31/2011	2,958	11.58	to	16.41	34,051	-	0.75	to	1.50	4.71	to	3.94
	12/31/2010	689	11.06	to	15.79	7,588	-	0.75	to	1.50	20.49	to	19.60
	12/31/2009	409	9.18	to	13.20	3,739	-	0.75	to	1.50	29.83	to	28.87
ProFund VP Emerging Markets
	12/31/2013	13,280	6.92	to	14.52	91,623	0.50	0.75	to	1.50	(7.12)	to	(7.81)
	12/31/2012	22,707	7.45	to	15.75	168,810	0.89	0.75	to	1.50	5.77	to	4.99
	12/31/2011	10,882	7.04	to	15.00	76,540	-	0.75	to	1.50	(20.30)	to	(20.89)
	12/31/2010	69,344	8.84	to	18.96	610,714	-	0.75	to	1.50	8.95	to	8.15
	12/31/2009	31,175	8.11	to	17.53	252,291	0.12	0.75	to	1.50	61.15	to	59.96
ProFund VP Europe 30
	12/31/2013	720	10.17	to	16.48	8,692	0.15	0.75	to	1.50	20.73	to	19.84
	12/31/2012	1,126	8.42	to	13.75	10,221	2.56	0.75	to	1.50	15.72	to	14.86
	12/31/2011	816	7.28	to	11.97	6,415	0.74	0.75	to	1.50	(9.56)	to	(10.23)
	12/31/2010	151	8.05	to	13.33	1,442	1.23	0.75	to	1.50	1.87	to	1.12
	12/31/2009	83	7.90	to	13.19	650	6.56	0.75	to	1.50	31.31	to	30.34
ProFund VP Falling U.S. Dollar
	12/31/2013	8,621	8.34	to	9.19	71,427	-	0.75	to	1.50	(2.74)	to	(3.46)
	12/31/2012	2,807	8.57	to	9.51	23,979	-	0.75	to	1.50	(1.51)	to	(2.24)
	12/31/2011	1,267	8.70	to	9.73	11,031	-	0.75	to	1.50	(3.45)	to	(4.16)
	12/31/2010	711	9.01	to	10.16	6,402	-	0.75	to	1.50	(3.31)	to	(4.03)
	12/31/2009	890	9.32	to	10.58	8,291	7.07	0.75	to	1.50	2.55	to	1.79
ProFund VP Financials
	12/31/2013	15,274	9.27	to	15.24	145,884	0.38	0.75	to	1.50	31.09	to	30.13
	12/31/2012	10,247	7.07	to	11.71	74,269	0.10	0.75	to	1.50	23.80	to	22.88
	12/31/2011	7,052	5.71	to	9.53	40,870	-	0.75	to	1.50	(14.47)	to	(15.10)
	12/31/2010	5,925	6.68	to	11.22	39,412	0.27	0.75	to	1.50	10.10	to	9.29
	12/31/2009	4,329	6.07	to	10.27	26,195	1.74	0.75	to	1.50	14.15	to	13.31
ProFund VP International
	12/31/2013	1,871	9.22	to	15.51	17,831	-	0.75	to	1.50	18.60	to	17.73
	12/31/2012	4,682	7.78	to	13.17	36,609	-	0.75	to	1.50	15.07	to	14.21
	12/31/2011	1,835	6.76	to	11.53	12,601	-	0.75	to	1.50	(14.98)	to	(15.60)
	12/31/2010	2,338	7.95	to	13.66	19,180	-	0.75	to	1.50	7.00	to	6.21
	12/31/2009	1,755	7.43	to	12.87	13,036	0.03	0.75	to	1.50	23.72	to	22.80
ProFund VP Japan
	12/31/2013	8,464	9.59	to	15.15	80,803	-	0.75	to	1.50	47.13	to	46.05
	12/31/2012	1,357	6.52	to	10.37	8,781	-	0.75	to	1.50	22.03	to	21.12
	12/31/2011	10,811	5.34	to	8.57	57,461	-	0.75	to	1.50	(19.14)	to	(19.74)
	12/31/2010	775	6.61	to	10.67	5,101	-	0.75	to	1.50	(7.23)	to	(7.91)
	12/31/2009	-	7.12	to	11.59	-	-	0.75	to	1.50	9.51	to	8.70

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements December 31, 2013
4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Mid-Cap
	12/31/2013	11,318	$14.87	to	$22.38	$ 170,790	0%	0.75%	to	1.50%	29.82%	to	28.86%
	12/31/2012	21,533	11.45	to	17.37	245,137	-	0.75	to	1.50	14.68	to	13.82
	12/31/2011	12,278	9.99	to	15.26	122,447	-	0.75	to	1.50	(4.90)	to	(5.60)
	12/31/2010	17,429	10.50	to	16.16	182,513	-	0.75	to	1.50	23.12	to	22.22
	12/31/2009	49,112	8.53	to	13.22	417,801	-	0.75	to	1.50	31.89	to	30.91
ProFund VP Money Market
	12/31/2013	27,274	10.13	to	9.27	274,092	0.02	0.75	to	1.50	(0.72)	to	(1.46)
	12/31/2012	4,961	10.20	to	9.41	50,053	0.02	0.75	to	1.50	(0.73)	to	(1.47)
	12/31/2011	6,110	10.28	to	9.55	62,483	0.02	0.75	to	1.50	(0.72)	to	(1.45)
	12/31/2010	2,066	10.35	to	9.69	21,309	0.03	0.75	to	1.50	(0.72)	to	(1.46)
	12/31/2009	2,837	10.43	to	9.83	29,546	0.07	0.75	to	1.50	(0.71)	to	(1.45)
ProFund VP NASDAQ-100
	12/31/2013	7,677	20.90	to	24.43	162,376	-	0.75	to	1.50	33.27	to	32.29
	12/31/2012	11,486	15.69	to	18.47	180,562	-	0.75	to	1.50	15.36	to	14.51
	12/31/2011	20,147	13.60	to	16.13	272,275	-	0.75	to	1.50	0.70	to	(0.04)
	12/31/2010	4,109	13.50	to	16.14	55,172	-	0.75	to	1.50	17.36	to	16.50
	12/31/2009	3,368	11.50	to	13.85	38,552	-	0.75	to	1.50	50.88	to	49.76
ProFund VP Oil & Gas
	12/31/2013	21,179	10.88	to	16.48	249,875	0.42	0.75	to	1.50	23.15	to	22.24
	12/31/2012	21,236	8.83	to	13.49	195,919	0.11	0.75	to	1.50	2.13	to	1.37
	12/31/2011	18,435	8.65	to	13.30	163,473	0.15	0.75	to	1.50	1.49	to	0.74
	12/31/2010	12,945	8.52	to	13.21	110,786	0.33	0.75	to	1.50	16.89	to	16.02
	12/31/2009	5,131	7.29	to	11.38	37,320	-	0.75	to	1.50	14.64	to	13.79
ProFund VP Pharmaceuticals
	12/31/2013	5,794	16.70	to	19.81	102,067	1.89	0.75	to	1.50	30.65	to	29.68
	12/31/2012	3,405	12.78	to	15.28	45,557	1.13	0.75	to	1.50	11.02	to	10.19
	12/31/2011	2,593	11.51	to	13.86	30,683	1.26	0.75	to	1.50	15.27	to	14.42
	12/31/2010	383	9.99	to	12.12	4,002	4.93	0.75	to	1.50	(0.27)	to	(1.01)
	12/31/2009	388	10.02	to	12.24	3,873	1.90	0.75	to	1.50	16.03	to	15.17
ProFund VP Precious Metals
	12/31/2013	35,650	4.41	to	10.74	176,285	-	0.75	to	1.50	(38.41)	to	(38.86)
	12/31/2012	16,486	7.16	to	17.57	127,431	-	0.75	to	1.50	(15.19)	to	(15.82)
	12/31/2011	24,897	8.44	to	20.87	217,168	-	0.75	to	1.50	(19.82)	to	(20.41)
	12/31/2010	12,201	10.52	to	26.22	129,362	-	0.75	to	1.50	31.94	to	30.97
	12/31/2009	12,187	7.98	to	20.02	97,088	0.84	0.75	to	1.50	34.32	to	33.33
ProFund VP Short Emerging Markets
	12/31/2013	6,808	5.09	to	2.95	34,544	-	0.75	to	1.50	(0.97)	to	(1.70)
	12/31/2012	267	5.14	to	3.00	1,365	-	0.75	to	1.50	(13.69)	to	(14.34)
	12/31/2011	260	5.95	to	3.50	1,543	-	0.75	to	1.50	9.84	to	9.03
	12/31/2010	200	5.42	to	3.21	1,083	-	0.75	to	1.50	(19.03)	to	(19.63)
	12/31/2009	178	6.69	to	4.00	1,191	-	0.75	to	1.50	(49.10)	to	(49.47)
ProFund VP Short International
	12/31/2013	7,771	4.71	to	3.11	36,516	-	0.75	to	1.50	(21.60)	to	(22.18)
	12/31/2012	-	6.01	to	3.99	-	-	0.75	to	1.50	(20.75)	to	(21.34)
	12/31/2011	48	7.58	to	5.07	361	-	0.75	to	1.50	1.05	to	0.30
	12/31/2010	1,866	7.50	to	5.06	13,887	-	0.75	to	1.50	(15.33)	to	(15.96)
	12/31/2009	24	8.86	to	6.02	212	-	0.75	to	1.50	(30.80)	to	(31.31)
ProFund VP Short NASDAQ-100
	12/31/2013	10,475	2.93	to	2.26	30,704	-	0.75	to	1.50	(29.93)	to	(30.45)
	12/31/2012	3,474	4.19	to	3.24	14,469	-	0.75	to	1.50	(19.40)	to	(20.00)
	12/31/2011	5,313	5.20	to	4.06	27,479	-	0.75	to	1.50	(11.14)	to	(11.80)
	12/31/2010	3,244	5.85	to	4.60	18,959	-	0.75	to	1.50	(21.77)	to	(22.35)
	12/31/2009	493	7.48	to	5.92	3,680	0.32	0.75	to	1.50	(41.10)	to	(41.54)

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements December 31, 2013
4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Short Small-Cap
	12/31/2013	28,553	$2.64	to	$2.00	$ 74,906	0%	0.75%	to	1.50%	-31.76%	to	-32.27%
	12/31/2012	7,506	3.87	to	2.95	28,776	-	0.75	to	1.50	(19.57)	to	(20.17)
	12/31/2011	6,763	4.81	to	3.70	32,282	-	0.75	to	1.50	(9.77)	to	(10.43)
	12/31/2010	7,504	5.33	to	4.13	39,791	-	0.75	to	1.50	(29.47)	to	(30.00)
	12/31/2009	4,052	7.56	to	5.90	30,484	-	0.75	to	1.50	(32.88)	to	(33.37)
ProFund VP Small-Cap
	12/31/2013	15,459	15.76	to	21.72	243,477	-	0.75	to	1.50	36.16	to	35.16
	12/31/2012	21,665	11.58	to	16.07	250,146	-	0.75	to	1.50	13.89	to	13.04
	12/31/2011	6,713	10.16	to	14.21	68,437	-	0.75	to	1.50	(6.36)	to	(7.05)
	12/31/2010	3,857	10.85	to	15.29	41,625	-	0.75	to	1.50	23.86	to	22.95
	12/31/2009	2,719	8.76	to	12.44	23,699	-	0.75	to	1.50	25.13	to	24.21
ProFund VP Small-Cap Value
	12/31/2013	13,186	15.70	to	21.41	205,799	0.31	0.75	to	1.50	36.65	to	35.64
	12/31/2012	19,601	11.49	to	15.79	223,956	-	0.75	to	1.50	15.29	to	14.43
	12/31/2011	4,213	9.97	to	13.80	41,841	-	0.75	to	1.50	(4.82)	to	(5.52)
	12/31/2010	4,903	10.47	to	14.60	51,169	0.14	0.75	to	1.50	21.19	to	20.30
	12/31/2009	13,995	8.64	to	12.14	120,606	0.07	0.75	to	1.50	19.51	to	18.62
ProFund VP Telecommunications
	12/31/2013	1,769	12.30	to	16.25	27,836	4.49	0.75	to	1.50	11.23	to	10.41
	12/31/2012	1,538	11.06	to	14.72	21,805	2.99	0.75	to	1.50	15.65	to	14.79
	12/31/2011	429	9.57	to	12.82	4,752	3.64	0.75	to	1.50	1.11	to	0.36
	12/31/2010	1,248	9.46	to	12.78	11,823	3.00	0.75	to	1.50	14.82	to	13.98
	12/31/2009	1,132	8.24	to	11.21	9,300	14.19	0.75	to	1.50	6.52	to	5.73
ProFund VP U.S. Government Plus
	12/31/2013	3,996	12.58	to	11.24	49,452	0.18	0.75	to	1.50	(19.71)	to	(20.31)
	12/31/2012	6,606	15.67	to	14.11	102,235	-	0.75	to	1.50	0.22	to	(0.53)
	12/31/2011	9,829	15.64	to	14.18	152,909	0.06	0.75	to	1.50	42.45	to	41.40
	12/31/2010	4,545	10.98	to	10.03	49,697	0.46	0.75	to	1.50	9.30	to	8.49
	12/31/2009	733	10.04	to	9.25	7,340	0.06	0.75	to	1.50	(33.12)	to	(33.62)
ProFund VP UltraNASDAQ-100(1)
	12/31/2013	4,486	16.65	to	16.44	74,372	-	0.75	to	1.50	77.71	to	76.40
	12/31/2012(1)	6,239	9.37	to	9.32	58,404	-	0.75	to	1.50	-	to	-
	12/31/2011
	12/31/2010
	12/31/2009(1)
ProFund VP UltraSmall-Cap
	12/31/2013	4,035	15.81	to	35.91	69,034	-	0.75	to	1.50	85.27	to	83.90
	12/31/2012	3,718	8.53	to	19.52	33,475	-	0.75	to	1.50	28.55	to	27.59
	12/31/2011	2,498	6.64	to	15.30	16,507	-	0.75	to	1.50	(19.44)	to	(20.03)
	12/31/2010	240	8.24	to	19.14	1,971	-	0.75	to	1.50	47.34	to	46.25
	12/31/2009	-	5.59	to	13.08	-	-	0.75	to	1.50	39.13	to	38.10
ProFund VP Utilities
	12/31/2013	4,239	11.29	to	15.05	50,867	3.08	0.75	to	1.50	12.47	to	11.64
	12/31/2012	3,448	10.04	to	13.48	37,678	2.24	0.75	to	1.50	(0.61)	to	(1.35)
	12/31/2011	7,682	10.10	to	13.67	77,410	2.43	0.75	to	1.50	16.64	to	15.78
	12/31/2010	910	8.66	to	11.80	7,868	2.10	0.75	to	1.50	5.16	to	4.38
	12/31/2009	657	8.23	to	11.31	5,404	4.87	0.75	to	1.50	9.91	to	9.10
TA Aegon Active Asset Allocation - Conservative Initial Class
	12/31/2013	3,790	11.16	to	10.94	42,049	1.63	0.75	to	1.50	6.49	to	5.70
	12/31/2012	3,823	10.48	to	10.35	39,931	0.34	0.75	to	1.50	6.19	to	5.40
	12/31/2011(1)	4,623	9.87	to	9.82	45,569	-	0.75	to	1.50	(1.29)	to	(1.77)

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements December 31, 2013
4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Aegon Active Asset Allocation - Moderate Initial Class
	12/31/2013	3,461	$11.52	to	$11.29	$ 39,619	0.79%	0.75%	to	1.50%	10.49%	to	9.67%
	12/31/2012	1,815	10.43	to	10.30	18,838	0.13	0.75	to	1.50	7.90	to	7.10
	12/31/2011(1)	535	9.66	to	9.61	5,156	-	0.75	to	1.50	(3.38)	to	(3.85)
	12/31/2010
12/31/2009(1)
TA Aegon Active Asset Allocation - Moderate Growth Initial Class
	12/31/2013	105,621	11.85	to	11.62	1,244,826	0.95	0.75	to	1.50	16.09	to	15.23
	12/31/2012	92,884	10.21	to	10.09	945,092	0.66	0.75	to	1.50	10.34	to	9.53
	12/31/2011(1)	87,244	9.25	to	9.21	806,317	-	0.75	to	1.50	(7.46)	to	(7.91)
	12/31/2010
12/31/2009(1)
TA Aegon High Yield Bond Initial Class
	12/31/2013	17,484	18.03	to	19.99	351,346	5.79	0.75	to	1.50	5.80	to	5.02
	12/31/2012	15,730	17.04	to	19.03	300,615	5.81	0.75	to	1.50	16.49	to	15.63
	12/31/2011	7,511	14.63	to	16.46	123,183	8.49	0.75	to	1.50	3.99	to	3.22
	12/31/2010	6,277	14.07	to	15.95	99,214	14.53	0.75	to	1.50	11.60	to	10.78
	12/31/2009	5,731	12.61	to	14.40	81,663	10.90	0.75	to	1.50	46.14	to	45.06
TA Aegon Money Market Initial Class
	12/31/2013	59,973	10.87	to	9.30	708,974	0.01	0.75	to	1.50	(0.74)	to	(1.47)
	12/31/2012	62,152	10.95	to	9.44	742,986	0.01	0.75	to	1.50	(0.74)	to	(1.48)
	12/31/2011	65,717	11.03	to	9.58	790,963	0.01	0.75	to	1.50	(0.74)	to	(1.47)
	12/31/2010	82,697	11.11	to	9.72	1,004,474	-	0.75	to	1.50	(0.74)	to	(1.47)
	12/31/2009	77,956	11.20	to	9.87	958,856	0.16	0.75	to	1.50	(0.62)	to	(1.35)
TA Aegon U.S. Government Securities Initial Class
	12/31/2013	8,904	13.60	to	11.80	128,194	1.00	0.75	to	1.50	(2.96)	to	(3.68)
	12/31/2012	6,190	14.01	to	12.26	90,568	1.64	0.75	to	1.50	4.36	to	3.58
	12/31/2011	9,388	13.43	to	11.83	134,020	3.45	0.75	to	1.50	6.81	to	6.02
	12/31/2010	4,172	12.57	to	11.16	56,433	4.24	0.75	to	1.50	3.63	to	2.86
	12/31/2009	2,827	12.13	to	10.85	37,166	2.01	0.75	to	1.50	3.69	to	2.92
TA AllianceBernstein Dynamic Allocation Initial Class
	12/31/2013	2,349	14.85	to	15.67	38,609	1.03	0.75	to	1.50	6.39	to	5.60
	12/31/2012	2,851	13.96	to	14.84	44,384	0.84	0.75	to	1.50	5.35	to	4.56
	12/31/2011	2,798	13.25	to	14.19	41,291	0.80	0.75	to	1.50	1.06	to	0.31
	12/31/2010	2,970	13.12	to	14.14	43,869	5.53	0.75	to	1.50	8.48	to	7.68
	12/31/2009	2,589	12.09	to	13.14	35,635	3.87	0.75	to	1.50	30.32	to	29.36
TA Asset Allocation - Conservative Initial Class
	12/31/2013	37,910	15.73	to	15.75	663,569	3.21	0.75	to	1.50	8.55	to	7.75
	12/31/2012	38,966	14.49	to	14.62	629,163	3.19	0.75	to	1.50	6.66	to	5.86
	12/31/2011	39,020	13.59	to	13.81	592,707	2.74	0.75	to	1.50	1.89	to	1.14
	12/31/2010	39,056	13.33	to	13.65	583,045	3.21	0.75	to	1.50	8.12	to	7.32
	12/31/2009	39,750	12.33	to	12.72	549,683	4.51	0.75	to	1.50	24.29	to	23.37
TA Asset Allocation - Growth Initial Class
	12/31/2013	1,097,810	17.67	to	18.72	20,403,018	1.23	0.75	to	1.50	25.87	to	24.94
	12/31/2012	1,100,033	14.04	to	14.98	16,272,552	1.36	0.75	to	1.50	11.75	to	10.92
	12/31/2011	1,101,081	12.56	to	13.50	14,599,554	1.22	0.75	to	1.50	(6.12)	to	(6.81)
	12/31/2010	1,083,058	13.38	to	14.49	15,322,892	1.11	0.75	to	1.50	14.10	to	13.25
	12/31/2009	1,039,343	11.73	to	12.80	12,909,664	2.85	0.75	to	1.50	28.85	to	27.90
TA Asset Allocation - Moderate Initial Class
	12/31/2013	268,454	16.77	to	16.62	4,906,689	2.46	0.75	to	1.50	12.66	to	11.82
	12/31/2012	277,335	14.88	to	14.86	4,509,749	2.70	0.75	to	1.50	8.62	to	7.81
	12/31/2011	271,686	13.70	to	13.78	4,074,920	2.30	0.75	to	1.50	(0.16)	to	(0.90)
	12/31/2010	273,515	13.73	to	13.91	4,116,517	3.02	0.75	to	1.50	9.55	to	8.75
	12/31/2009	275,031	12.53	to	12.79	3,782,902	4.33	0.75	to	1.50	25.46	to	24.53
TA Asset Allocation - Moderate Growth Initial Class
	12/31/2013	1,112,926	17.37	to	17.64	20,700,329	2.32	0.75	to	1.50	18.49	to	17.62
	12/31/2012	1,105,333	14.66	to	14.99	17,388,106	2.50	0.75	to	1.50	9.82	to	9.00
	12/31/2011	1,072,032	13.35	to	13.76	15,396,890	2.10	0.75	to	1.50	(2.74)	to	(3.46)
	12/31/2010	1,033,924	13.73	to	14.25	15,308,548	2.26	0.75	to	1.50	11.89	to	11.06
	12/31/2009	987,930	12.27	to	12.83	13,103,944	3.43	0.75	to	1.50	27.20	to	26.26

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements December 31, 2013
4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Barrow Hanley Dividend Focused Initial Class
	12/31/2013	56,514	$18.56	to	$17.89	$ 1,198,437	2.38%	0.75%	to	1.50%	29.27%	to	28.32%
	12/31/2012	80,094	14.36	to	13.94	1,320,573	1.81	0.75	to	1.50	10.89	to	10.06
	12/31/2011	73,889	12.95	to	12.67	1,110,659	1.72	0.75	to	1.50	1.97	to	1.22
	12/31/2010	55,031	12.70	to	12.52	815,766	0.85	0.75	to	1.50	9.62	to	8.81
	12/31/2009	32,529	11.58	to	11.50	440,787	1.43	0.75	to	1.50	13.14	to	12.31
TA BlackRock Global Allocation Initial Class
	12/31/2013	8,580	11.55	to	11.33	98,592	2.17	0.75	to	1.50	13.76	to	12.92
	12/31/2012	6,052	10.15	to	10.03	61,363	4.26	0.75	to	1.50	9.45	to	8.64
	12/31/2011(1)	2,347	9.28	to	9.24	21,772	-	0.75	to	1.50	(7.22)	to	(7.65)
	12/31/2010
	12/31/2009(1)
TA BlackRock Tactical Allocation Initial Class
	12/31/2013	4,475	11.89	to	11.66	53,127	2.79	0.75	to	1.50	11.79	to	10.97
	12/31/2012	4,192	10.64	to	10.51	44,509	3.07	0.75	to	1.50	9.41	to	8.60
	12/31/2011(1)	2,239	9.72	to	9.68	21,764	-	0.75	to	1.50	(2.77)	to	(3.21)
	12/31/2010
	12/31/2009(1)
TA BNP Paribas Large Cap Growth Initial Class
	12/31/2013	12,404	23.27	to	22.48	285,672	0.95	0.75	to	1.50	32.11	to	31.13
	12/31/2012	7,882	17.61	to	17.14	138,011	1.08	0.75	to	1.50	16.25	to	15.39
	12/31/2011	8,493	15.15	to	14.85	128,303	0.76	0.75	to	1.50	(2.99)	to	(3.71)
	12/31/2010	7,863	15.62	to	15.43	122,605	0.57	0.75	to	1.50	18.28	to	17.41
	12/31/2009(1)	2,347	13.20	to	13.14	30,961	0.53	0.75	to	1.50	32.05	to	31.39
TA Clarion Global Real Estate Securities Initial Class
	12/31/2013	33,914	17.34	to	17.89	1,059,515	5.41	0.75	to	1.50	3.12	to	2.36
	12/31/2012	32,794	16.81	to	17.48	1,066,742	3.50	0.75	to	1.50	24.32	to	23.39
	12/31/2011	30,009	13.52	to	14.17	802,288	7.00	0.75	to	1.50	(6.44)	to	(7.13)
	12/31/2010	32,028	14.45	to	15.25	924,864	6.10	0.75	to	1.50	14.81	to	13.96
	12/31/2009	32,642	12.59	to	13.38	818,354	-	0.75	to	1.50	32.42	to	31.45
TA Hanlon Income Initial Class
	12/31/2013	46,406	11.87	to	11.47	546,237	4.48	0.75	to	1.50	2.42	to	1.66
	12/31/2012	47,037	11.59	to	11.28	541,753	2.32	0.75	to	1.50	2.95	to	2.18
	12/31/2011	48,362	11.26	to	11.04	542,232	1.57	0.75	to	1.50	2.40	to	1.64
	12/31/2010	50,303	11.00	to	10.86	551,812	0.18	0.75	to	1.50	(0.36)	to	(1.09)
	12/31/2009(1)	41,855	11.03	to	10.98	461,550	-	0.75	to	1.50	10.35	to	9.80
TA International Moderate Growth Initial Class
	12/31/2013	102,627	11.54	to	16.41	1,194,173	2.06	0.75	to	1.50	11.88	to	11.05
	12/31/2012	98,945	10.32	to	14.78	1,028,191	2.93	0.75	to	1.50	11.96	to	11.13
	12/31/2011	109,750	9.21	to	13.30	1,018,310	2.09	0.75	to	1.50	(8.06)	to	(8.74)
	12/31/2010	96,202	10.02	to	14.57	964,592	2.75	0.75	to	1.50	9.68	to	8.87
	12/31/2009	93,325	9.14	to	13.38	849,342	2.76	0.75	to	1.50	28.73	to	27.78
TA Janus Balanced Initial Class
	12/31/2013	12,437	12.43	to	12.02	152,521	0.79	0.75	to	1.50	18.38	to	17.51
	12/31/2012	13,018	10.50	to	10.23	135,467	-	0.75	to	1.50	11.91	to	11.08
	12/31/2011	14,331	9.38	to	9.21	133,710	0.22	0.75	to	1.50	(11.27)	to	(11.92)
	12/31/2010	13,644	10.57	to	10.45	143,894	0.17	0.75	to	1.50	2.62	to	1.87
	12/31/2009(1)	8,076	10.30	to	10.26	83,159	-	0.75	to	1.50	3.01	to	2.63
TA Jennison Growth Initial Class
	12/31/2013	12,870	16.71	to	16.26	213,437	0.25	0.75	to	1.50	36.68	to	35.67
	12/31/2012	19,431	12.22	to	11.98	236,735	0.09	0.75	to	1.50	14.90	to	14.05
	12/31/2011	31,231	10.64	to	10.51	331,508	0.12	0.75	to	1.50	(1.37)	to	(2.09)
	12/31/2010(1)	13,109	10.79	to	10.73	141,252	0.07	0.75	to	1.50	7.86	to	7.32

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements December 31, 2013
4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA JPMorgan Core Bond Initial Class
	12/31/2013	29,590	$14.77	to	$12.85	$ 571,772	2.87%	0.75%	to	1.50%	-2.57%	to	-3.29%
	12/31/2012	33,276	15.16	to	13.28	665,830	2.58	0.75	to	1.50	4.20	to	3.42
	12/31/2011	33,394	14.55	to	12.84	646,243	4.49	0.75	to	1.50	6.73	to	5.94
	12/31/2010	28,150	13.64	to	12.12	516,307	5.94	0.75	to	1.50	7.44	to	6.64
	12/31/2009	27,887	12.69	to	11.37	480,815	4.52	0.75	to	1.50	8.77	to	7.96
TA JPMorgan Enhanced Index Initial Class
	12/31/2013	12,885	18.45	to	20.87	247,334	0.69	0.75	to	1.50	31.53	to	30.56
	12/31/2012	10,736	14.02	to	15.99	155,812	1.10	0.75	to	1.50	15.48	to	14.62
	12/31/2011	9,043	12.14	to	13.95	113,548	1.31	0.75	to	1.50	(0.01)	to	(0.75)
	12/31/2010	6,252	12.14	to	14.05	78,811	1.35	0.75	to	1.50	14.32	to	13.47
	12/31/2009	5,663	10.62	to	12.39	62,540	2.08	0.75	to	1.50	28.63	to	27.68
TA JPMorgan Mid Cap Value Initial Class
	12/31/2013	12,182	22.91	to	29.29	356,806	0.49	0.75	to	0.90	30.83	to	30.64
	12/31/2012	13,012	17.51	to	22.42	291,723	0.75	0.75	to	0.90	19.62	to	19.45
	12/31/2011	14,456	14.64	to	18.77	271,345	1.11	0.75	to	0.90	1.26	to	1.11
	12/31/2010	15,685	14.46	to	18.56	291,197	1.83	0.75	to	0.90	22.07	to	21.89
	12/31/2009	17,921	11.84	to	15.23	272,948	1.83	0.75	to	0.90	25.47	to	25.28
TA JPMorgan Tactical Allocation Initial Class
	12/31/2013	50,241	12.17	to	12.53	1,071,544	1.16	0.75	to	1.50	4.72	to	3.95
	12/31/2012	63,779	11.62	to	12.05	1,276,211	0.61	0.75	to	1.50	6.91	to	6.12
	12/31/2011	60,495	10.87	to	11.36	1,142,401	1.75	0.75	to	1.50	2.86	to	2.10
	12/31/2010	51,209	10.57	to	11.12	958,975	3.77	0.75	to	1.50	(0.85)	to	(1.59)
	12/31/2009	51,920	10.66	to	11.30	982,925	3.21	0.75	to	1.50	3.42	to	2.65
TA MFS International Equity Initial Class
	12/31/2013	109,175	11.89	to	18.62	1,625,328	1.09	0.75	to	1.50	17.21	to	16.35
	12/31/2012	110,540	10.15	to	16.01	1,402,161	1.72	0.75	to	1.50	21.24	to	20.34
	12/31/2011	110,232	8.37	to	13.30	1,155,020	1.23	0.75	to	1.50	(10.73)	to	(11.38)
	12/31/2010	114,147	9.37	to	15.01	1,344,108	1.40	0.75	to	1.50	9.67	to	8.86
	12/31/2009	112,224	8.55	to	13.79	1,209,324	2.81	0.75	to	1.50	31.70	to	30.72
TA Morgan Stanley Capital Growth Initial Class
	12/31/2013	70,098	21.40	to	24.03	1,894,261	0.68	0.75	to	1.50	47.15	to	46.06
	12/31/2012	73,901	14.55	to	16.45	1,356,864	-	0.75	to	1.50	14.68	to	13.83
	12/31/2011	76,621	12.68	to	14.45	1,229,846	-	0.75	to	1.50	(6.51)	to	(7.20)
	12/31/2010	73,726	13.57	to	15.57	1,269,291	0.86	0.75	to	1.50	26.49	to	25.55
	12/31/2009	71,806	10.73	to	12.40	979,853	2.62	0.75	to	1.50	26.96	to	26.02
TA Morgan Stanley Mid-Cap Growth Initial Class
	12/31/2013	486,729	24.24	to	27.48	9,914,918	0.82	0.75	to	1.50	38.11	to	37.09
	12/31/2012	488,088	17.55	to	20.04	7,197,597	-	0.75	to	1.50	8.27	to	7.46
	12/31/2011	531,281	16.21	to	18.65	7,246,286	0.30	0.75	to	1.50	(7.40)	to	(8.09)
	12/31/2010	362,442	17.51	to	20.29	5,336,439	0.12	0.75	to	1.50	32.90	to	31.92
	12/31/2009	351,804	13.17	to	15.38	3,899,954	-	0.75	to	1.50	59.36	to	58.19
TA Multi-Managed Balanced Initial Class
	12/31/2013	45,906	19.84	to	20.00	971,553	1.59	0.75	to	1.50	17.21	to	16.35
	12/31/2012	50,661	16.93	to	17.19	917,168	1.63	0.75	to	1.50	11.73	to	10.90
	12/31/2011	51,746	15.15	to	15.50	840,309	2.31	0.75	to	1.50	3.26	to	2.50
	12/31/2010	51,419	14.67	to	15.12	809,942	0.67	0.75	to	1.50	23.20	to	22.29
	12/31/2009	4,594	11.91	to	12.37	58,735	1.78	0.75	to	1.50	25.36	to	24.43
TA PIMCO Tactical - Balanced Initial Class
	12/31/2013	9,325	11.71	to	11.31	108,294	0.44	0.75	to	1.50	11.32	to	10.50
	12/31/2012	16,445	10.52	to	10.24	172,368	2.04	0.75	to	1.50	0.53	to	(0.22)
	12/31/2011	15,181	10.46	to	10.26	158,417	1.35	0.75	to	1.50	(3.92)	to	(4.62)
	12/31/2010	14,971	10.89	to	10.76	162,788	0.37	0.75	to	1.50	(4.00)	to	(4.71)
	12/31/2009(1)	8,227	11.34	to	11.29	93,269	-	0.75	to	1.50	13.43	to	12.87

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements December 31, 2013
4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA PIMCO Tactical - Conservative Initial Class
	12/31/2013	13,535	$11.09	to	$10.72	$ 147,945	0.66%	0.75%	to	1.50%	7.63%	to	6.83%
	12/31/2012	15,958	10.31	to	10.03	163,059	1.42	0.75	to	1.50	0.94	to	0.19
	12/31/2011	17,314	10.21	to	10.01	175,846	1.44	0.75	to	1.50	(7.84)	to	(8.52)
	12/31/2010	13,458	11.08	to	10.94	148,713	0.64	0.75	to	1.50	(2.58)	to	(3.30)
	12/31/2009(1)	6,106	11.37	to	11.32	69,381	-	0.75	to	1.50	13.73	to	13.17
TA PIMCO Tactical - Growth Initial Class
	12/31/2013	28,865	11.60	to	11.21	332,124	0.91	0.75	to	1.50	16.16	to	15.30
	12/31/2012	26,455	9.99	to	9.72	262,474	0.82	0.75	to	1.50	0.23	to	(0.52)
	12/31/2011	25,460	9.97	to	9.77	252,590	1.44	0.75	to	1.50	(12.03)	to	(12.68)
	12/31/2010	30,817	11.33	to	11.19	348,248	0.88	0.75	to	1.50	(1.18)	to	(1.91)
	12/31/2009(1)	29,713	11.46	to	11.41	340,349	-	0.75	to	1.50	14.63	to	14.06
TA PIMCO Total Return Initial Class
	12/31/2013	22,520	14.70	to	13.44	354,103	2.22	0.75	to	1.50	(3.27)	to	(3.99)
	12/31/2012	21,439	15.19	to	14.00	352,381	4.14	0.75	to	1.50	6.75	to	5.95
	12/31/2011	12,281	14.23	to	13.22	191,856	2.27	0.75	to	1.50	5.48	to	4.70
	12/31/2010	11,524	13.50	to	12.62	172,534	4.36	0.75	to	1.50	6.40	to	5.61
	12/31/2009	12,740	12.68	to	11.95	177,274	6.13	0.75	to	1.50	15.17	to	14.32
TA Systematic Small/Mid Cap Value Initial Class
	12/31/2013	173,440	29.89	to	27.20	5,189,420	0.48	0.75	to	1.50	35.30	to	34.30
	12/31/2012	93,905	22.09	to	20.25	2,077,053	0.51	0.75	to	1.50	15.52	to	14.66
	12/31/2011	77,764	19.12	to	17.66	1,493,124	0.16	0.75	to	1.50	(3.38)	to	(4.09)
	12/31/2010	65,024	19.79	to	18.42	1,298,555	0.92	0.75	to	1.50	29.44	to	28.49
	12/31/2009	48,314	15.29	to	14.33	747,842	3.34	0.75	to	1.50	42.15	to	41.10
TA T. Rowe Price Small Cap Initial Class
	12/31/2013	77,862	26.86	to	29.43	2,096,832	0.08	0.75	to	1.50	43.00	to	41.94
	12/31/2012	57,885	18.78	to	20.73	1,089,030	-	0.75	to	1.50	14.83	to	13.97
	12/31/2011	56,424	16.36	to	18.19	925,385	-	0.75	to	1.50	0.94	to	0.19
	12/31/2010	69,530	16.21	to	18.16	1,128,179	-	0.75	to	1.50	33.42	to	32.44
	12/31/2009	49,998	12.15	to	13.71	608,667	-	0.75	to	1.50	37.67	to	36.65
TA Vanguard ETF - Balanced Initial Class
	12/31/2013	326	12.68	to	15.58	5,080	1.25	0.75	to	1.50	10.93	to	10.11
	12/31/2012	450	11.43	to	14.15	6,013	1.44	0.75	to	1.50	7.86	to	7.06
	12/31/2011	296	10.60	to	13.22	3,511	1.25	0.75	to	1.50	0.81	to	0.07
	12/31/2010	226	10.51	to	13.21	2,529	2.63	0.75	to	1.50	10.25	to	9.43
	12/31/2009	-	9.54	to	12.07	-	-	0.75	to	1.50	15.75	to	14.90
TA Vanguard ETF - Growth Initial Class
	12/31/2013	10,122	12.94	to	17.68	132,879	1.92	0.75	to	1.50	18.20	to	17.33
	12/31/2012	2,223	10.95	to	15.07	25,145	2.10	0.75	to	1.50	10.95	to	10.13
	12/31/2011	1,882	9.87	to	13.68	19,088	1.53	0.75	to	1.50	(1.59)	to	(2.32)
	12/31/2010	1,652	10.03	to	14.01	16,779	0.82	0.75	to	1.50	12.31	to	11.48
	12/31/2009	-	8.93	to	12.57	-	-	0.75	to	1.50	22.76	to	21.85
TA WMC Diversified Growth Initial Class
	12/31/2013	713,760	18.31	to	19.58	14,623,817	1.05	0.75	to	1.50	31.48	to	30.51
	12/31/2012	750,907	13.93	to	15.00	11,719,044	0.31	0.75	to	1.50	12.32	to	11.49
	12/31/2011	787,170	12.40	to	13.46	10,958,246	0.37	0.75	to	1.50	(4.45)	to	(5.15)
	12/31/2010	624,917	12.98	to	14.19	9,120,447	0.54	0.75	to	1.50	16.93	to	16.07
	12/31/2009	650,292	11.10	to	12.22	8,131,239	0.98	0.75	to	1.50	28.23	to	27.29

(1)   See footnote 1

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements December 31, 2013

4. Financial Highlights (continued)

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

** These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated.  These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.  Investment options with a date notation indicate the effective date of that investment option in the variable account.  The total return is calculated for each period indicated or from the effective date through the end of the reporting period.  Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return.  Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements December 31, 2013

5.  Administrative and Mortality and Expense Risk Charges

Under some forms of the policies, a sales charge and premium taxes are deducted by TFLIC prior to allocation of policy owner payments to the subaccounts.  Contingent surrender charges may also apply.  Under all forms of the policy, monthly charges against policy cash values are made to compensate TFLIC for costs of insurance provided.  A daily charge equal to an annual rate of .75%, .90% or 1.50% of average daily net assets is assessed to compensate TFLIC for assumption of mortality and expense risks in connection with the issuance and administration of the policies.  This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

6.  Income Tax

Operations of the Separate Account form a part of TFLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code).   The operations of the Separate Account are accounted for separately from other operations of TFLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TFLIC.  Under existing federal income tax laws, the income of the Separate Account is not taxable to TFLIC, as long as earnings are credited under the variable annuity contracts.

7.  Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account.   Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

Transamerica Financial Life Insurance Company TFLIC Series Life Account Notes to Financial Statements December 31, 2013

8.  Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique.    The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)  Quoted prices for similar assets or liabilities in active markets

b)  Quoted prices for identical or similar assets or liabilities in non-active markets c)  Inputs other than quoted market prices that are observable
d)  Inputs that are derived principally from or corroborated by observable market data

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9.  Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued.  During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Auditors

The Board of Directors
Transamerica Financial Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Financial Life Insurance Company, which comprise the balance sheets as of December 31, 2013 and 2012, the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2013, and the related notes to the financial statements. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1, to meet the requirements of New York the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

TFLIC 2013 SEC

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Financial Life Insurance Company at December 31, 2013 and 2012, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2013.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Financial Life Insurance Company at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services. Also in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

April 11, 2014

TFLIC 2013 SEC

Transamerica Financial Life Insurance Company
Balance Sheets – Statutory Basis
(Dollars in Thousands, Except per Share Data)

Transamerica Financial Life Insurance Company
Balance Sheets – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

December 31 2013	December 31 2012
Liabilities and capital and surplus		
Liabilities:		
Aggregate reserves for policies and contracts:		
Life	$ 915,424	$ 842,238
Annuity	6,261,077	6,685,096
Accident and health	131,076	125,546
Policy and contract claim reserves:		
Life	24,337	15,509
Annuity	407	437
Accident and health	11,283	11,356
Liability for deposit-type contracts	57,553	61,391
Other policyholders' funds	1,158	968
Federal income taxes payable	4,010	37,507
Transfers from separate accounts due or accrued	(128,528)	(109,165)
Amounts withheld or retained	11,203	14,876
Remittances and items not allocated	109,543	197,241
Borrowed money	20,029	67,407
Asset valuation reserve	135,159	118,108
Interest maintenance reserve	91,711	102,036
Funds held under coinsurance and other reinsurance treaties	162	201
Reinsurance in unauthorized companies	488	518
Commissions and expense allowances payable on reinsurance assumed	10,152	12,497
Payable for securities	–	2
Payable to parent, subsidiaries and affiliates	365	–
Derivatives	53,183	12,704
Payable for securities lending	430,678	258,143
Taxes, licenses and fees due or accrued	9,264	33,603
Payable for derivative cash collateral	1,301	20,334
Deferred gain on assumption of reinsurance transaction	15,559	17,984
Other liabilities	7,993	6,043
Separate account liabilities	20,293,227	17,590,139
Total liabilities	28,467,814	26,122,719
Capital and surplus:		
Common stock, $125 per share par value, 16,466 shares authorized, issued and outstanding	2,058	2,058
Preferred stock, $10 per share par value, 44,175 shares authorized, issued and outstanding	442	442
Surplus notes	150,000	150,000
Paid-in surplus	849,460	849,460
Special surplus	8,085	6,660
Unassigned deficit	(75,468)	(172,605)
Total capital and surplus	934,577	836,015
Total liabilities and capital and surplus	$ 29,402,391	$ 26,958,734

See accompanying notes.

Transamerica Financial Life Insurance Company
Statements of Operations – Statutory Basis
(Dollars in Thousands)

Year Ended December 31		
	2013	2012	2011
Revenues:			
Premiums and other considerations, net of reinsurance:			
Life	$ **140,211**	$ 127,077	$ (378,419)
Annuity	**5,023,344**	4,733,483	4,738,804
Accident and health	**83,115**	79,788	66,085
Net investment income	**406,880**	427,128	463,530
Amortization of interest maintenance reserve	**17,702**	17,065	16,416
Commissions and expense allowances on reinsurance ceded	**61,037**	58,516	(52,546)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	**139,374**	125,160	114,076
Consideration on reinsurance transaction	**770**	–	75,821
Income from fees associated with investment management and administration for general account	**32,592**	22,885	35,591
IMR adjustment due to reinsurance	–	–	13,086
Other income	**35,019**	28,867	24,308
	5,940,044	5,619,969	5,116,752
Benefits and expenses:			
Benefits paid or provided for:			
Life and accident and health benefits	**107,202**	82,522	145,511
Annuity benefits	**115,999**	121,593	105,868
Surrender benefits	**4,252,300**	4,039,973	3,671,197
Other benefits	**6,946**	5,689	8,152
Increase (decrease) in aggregate reserves for policies and contracts:			
Life	**73,186**	56,740	(379,626)
Annuity	**(424,019)**	(243,529)	193,394
Accident and health	**5,530**	4,893	1,742
	4,137,144	4,067,881	3,746,238
Insurance expenses:			
Commissions	**160,838**	161,079	152,964
General insurance expenses	**125,854**	120,202	143,542
Taxes, licenses and fees	**7,507**	10,206	18,065
Net transfers to separate accounts	**1,194,031**	942,930	1,143,898
Experience refunds	**450**	476	85,372
Interest on surplus notes	**9,375**	9,375	9,375
Consideration on reinsurance recaptured and novated	–	12,732	–
Other benefits	**(3,347)**	(5,002)	(3,715)
	1,494,708	1,251,998	1,549,501
Total benefits and expenses	**5,631,852**	5,319,879	5,295,739
Gain (loss) from operations before federal income tax expense and net realized capital gains (losses) on investments	$ **308,192**	$ 300,090	$ (178,987)

Transamerica Financial Life Insurance Company
Statements of Operations – Statutory Basis (continued)
(Dollars in Thousands)

Transamerica Financial Life Insurance Company
Statements of Changes in Capital and
Surplus – Statutory Basis
(Dollars in Thousands)

Transamerica Financial Life Insurance Company
Statements of Changes in Capital and
Surplus – Statutory Basis (continued)
(Dollars in Thousands)

Transamerica Financial Life Insurance Company
Statements of Cash Flow – Statutory Basis
(Dollars in Thousands)

Transamerica Financial Life Insurance Company
Statements of Cash Flow – Statutory Basis (continued)
(Dollars in Thousands)

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis
(Dollars in Thousands, Except per Share Data)

December 31, 2013

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Financial Life Insurance Company (the Company) is a stock life insurance company and is majority owned by Aegon USA, LLC. (Aegon) and minority owned by Transamerica Life Insurance Company (TLIC). Both Aegon and TLIC are indirect, wholly owned subsidiaries of Aegon N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company sells fixed and variable pension and annuity products, group life coverages, life insurance, investment contracts, structured settlements and guaranteed interest contracts and funding agreements. The Company is licensed in 50 states and the District of Columbia. Sales of the Company’s products are primarily through brokers.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York Department of Financial Services (formerly known as the Department of Insurance of the State of New York), which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indexes, third party pricing services, brokers,

TFLIC 2013 SEC

Transamerica Financial Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)
(Dollars in Thousands, Except per Share Data)

external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An other-than-temporary impairment is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.
Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with Statement of Statutory Accounting Principle (SSAP) No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.
Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost, as required or permitted by New York Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2013 and 2012, the Company excluded investment income due and accrued of $902 and $568, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities receive fair value accounting.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a U.S. dollar (USD) denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global equity market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company may purchase foreign denominated assets or issue foreign denominated liabilities and use forward rate agreements to hedge foreign currency risk associated with these products. These forward agreements are marked to the current forward rate on the financial statements and cash payments and/or receipts are recognized as realized gains or losses.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a highly rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

Separate Accounts

The majority of the separate accounts held by the Company represent funds which are administered for pension plans. The assets in the managed separate accounts consist of common stock, long-term bonds, real estate and short-term investments. The non-managed separate accounts are invested by the Company in a corresponding portfolio of Diversified Investors Portfolios. The portfolios are registered under the Investment Company Act of 1940, as amended, as open-ended, diversified, management investment companies.

Except for some guaranteed separate accounts, which are carried at amortized cost, the assets are carried at fair value, and the investment risks associated with fair value changes are borne entirely by the policyholder. Some of the guaranteed separate accounts provide a guarantee of principal and some include an interest guarantee of 4% or less, so long as the contract is in effect. Separate account asset performance less than guaranteed requirements is transferred from the general account and reported in the statements of operations.

Assets held in trust for purchases of separate account contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $4,481,656, $4,163,452 and $4,218,991, in 2013, 2012 and 2011, respectively. In addition, the Company received $139,375, $125,160 and $114,076, in 2013, 2012 and 2011, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law.
The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the date of death.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners’ Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.00 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Method. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.50 to 11.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed interest contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with a cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. On group annuity deposit funds not involving life contingencies, tabular interest has been determined by adjusting the interest credited to group annuity deposits. On other funds not involving life contingencies, tabular interest has been determined by formula.

During 2011, the Company implemented a new actuarial valuation system, ARCVAL. This system allows for a more accurate calculation of continuous reserves and the use of select factors in calculating deficiency reserves. As a result of implementing the new system, the Company recorded a decrease in deficiency and non-deduction reserves of $520, which had a corresponding adjustment to unassigned surplus.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Considerations received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

The Company’s unpaid claims reserve was decreased by $5,347 and $8,194 for the years ended December 31, 2013 and 2012, respectively, for health claims that occurred prior to those balance sheet dates. The change in 2013 and 2012 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2013 and 2012 was $740 and $714, respectively. The Company incurred $1,305 and paid $1,279 of claim adjustment expenses during 2013, of which $626 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $473 and paid $580 of claim adjustment expenses during 2012, of which $264 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2013 or 2012.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

During 2011, the Company entered into a retrocession reinsurance contract and subsequent novation agreements with respect to each of the unaffiliated retroceded reinsurance contracts. The retrocession reinsurance contract transferred the Company’s liabilities to SCOR SE (SCOR), a Societas Europaea organized under the laws of France, and subsequently facilitated the ultimate novation of third party retrocession reinsurance contracts in support of the exiting of the reinsurance operations. No additional net consideration was contemplated upon execution of the novation agreements. Therefore, the Company had the same net retained risk of zero both prior to and subsequent to the execution of the novations.

SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance, defines novation agreements as one which extinguishes one entity’s liability and moves it to another entity, which is applicable under this situation. The retrocession agreement had all references to the Company removed and replaced with SCOR upon completion of the novations. SSAP No. 61 does not specifically address novation and releases related to retrocession agreements, however as both cedents and retrocessionaires in this situation are a party to the agreement, the intent of the novation and release appears to be consistent with the application for direct cedents application of the standard. Therefore, the Company reported the novation and release similar to a novation, as outlined in paragraphs 53-56 of SSAP No. 61, with direct adjustments to the balance sheet.

Recent Accounting Pronouncements

Effective December 31, 2013, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments – Revised which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision did not impact the financial position or results of operations of the Company as revisions relate to disclosures only. See Note 16 for further discussion.

Effective January 1, 2013, the Company adopted SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89. In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants. The adoption of these standards did not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan. See Note 11 for further discussion of the Company’s pension plan and other postretirement plans as sponsored by Aegon.

Effective January 1, 2013, the Company adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in Accounting Standards Update (ASU) 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The adoption of this standard did not impact the financial position or results of operations of the Company.

Effective January 1, 2013, the Company adopted non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision did not impact the financial position or results of operations of the Company.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to require disclosure of embedded credit derivatives within a financial instrument that expose the holder to the possibility of making future payments, and adopted guidance from Accounting Standards Update (ASU) 2010-11, Derivatives and Hedging – Scope Exception Related to Embedded Credit Derivatives, to clarify that seller credit derivative disclosures do not apply to embedded derivative features related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another. The adoption of these revisions had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to move one aspect of the criteria for a hedged forecasted transaction and incorporate it as criteria for a fair value hedge. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, which clarifies that embedded derivatives, which are not separately recognized as derivatives under statutory accounting, are included in the disclosures of financial instruments with off-balance-sheet risk. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 1, Disclosures of Accounting Policies, Risks and Uncertainties and Other Disclosures. These revisions require reference to the accounting policy and procedure footnote that describes permitted or prescribed practices when an individual note is impacted by such practices. The adoption of this requirement had no impact to the Company’s results of operation or financial position, but did require additional disclosures. See Note 8 Policy and Contract Attributes for further details.

Effective January 1, 2012, the Company adopted revisions to SSAP No. 100, Fair Value Measurements (SSAP No. 100). These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy. The adoption of these revisions had no impact to the Company’s results of operations or financial position, but did require additional disclosures. See Note 4 Fair Values of Financial Instruments for further details.

Effective January 1, 2012, the Company began computing current and deferred income taxes in accordance with SSAP No. 101. This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The adoption of this statement resulted in the transfer of $27,930 at December 31, 2011, from Aggregate Write-ins for Other than Special Surplus Funds to Unassigned Funds and updates to the Company’s income tax disclosures. See Note 7 Income Taxes for further details.

For the year ended December 31, 2011, the Company adopted SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10 (SSAP No. 10R). This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The SSAP temporarily superseded SSAP No. 10, Income Taxes. SSAP No. 10R allowed an entity to elect to admit additional deferred tax assets (DTAs) utilizing a three year loss carryback provision, plus the lesser of a look-forward of three years on gross DTAs expected to be realized or 15% of statutory capital and surplus if the entity’s risk-based capital is above the 250% risk-based capital level where an action level could occur as a result of a trend test utilizing the old SSAP No. 10 provisions to calculate the DTA. Prior to the adoption of SSAP No. 10R, the admitted DTA was calculated by taking into consideration a one year loss carryback and look-forward on gross DTAs that can be expected to be realized and a 10% capital and surplus limit on the admitted amount of the DTA. The Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R and as a result, the cumulative effect of the adoption of this standard was the difference between the calculation of the admitted DTA per SSAP No.10R and the old SSAP No. 10 methodology at December 31, 2011. This change in accounting principle increased surplus by a net amount of $27,930, at December 31, 2011, which has been recorded within the statements of changes in capital and surplus.

Effective December 31, 2011, the Company adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets – Revised. The revisions require the Company to recognize a liability equal to the greater of (a) the fair value of the guarantee at its inception, even if the likelihood of payment under the guarantee is remote or (b) the contingent liability amount required to be recognized if it is probable that a liability has been incurred at the financial statement date and the amount of loss can reasonably be determined. While this guidance does not exclude guarantees issued as intercompany transactions or between related parties from the initial liability recognition requirement, there are a couple exceptions. Guarantees made to/or on behalf of a wholly-owned subsidiary and related party guarantees that are considered “unlimited” (for example, in response to a rating agency’s requirement to provide a commitment to support) are exempt from the initial liability recognition. Additional disclosures are also required under this new guidance for all guarantees, whether or not they meet the criteria for initial liability recognition. The adoption of this new accounting principle had no material impact to the Company’s results of operations or financial position and did not require any additional disclosures.

Effective December 31, 2011, the Company adopted non-substantive revisions to SSAP No. 100 to incorporate the provisions of ASU 2010-06, Improving Disclosures about Fair Value Measurements. This revision requires a new disclosure for assets and liabilities for which fair value is not measured and reported in the statement of financial position but is otherwise disclosed. The adoption of these revisions had no impact to the Company’s results of operations or financial position. See Note 4 for further details.

Effective December 31, 2011, the Company adopted non-substantive changes to SSAP No. 32, Investments in Preferred Stock (including investments in preferred stock of subsidiary, controlled, or affiliated entities). The amendment was made to clarify the definition of preferred stock. Under the revised SSAP No. 32, a preferred stock is defined as any class or series of shares the holders of which have any preference, either as to the payment of dividends or distribution of assets on liquidation, over the holder of common stock [as defined in SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities)] issued by an entity. This revised definition had no impact to the Company.

Effective January 1, 2011, the Company adopted SSAP No. 35R, Guaranty Fund and Other Assessments – Revised. This statement modified the conditions required for recognizing a liability for insurance-related assessments and required additional disclosures. See Note 14 for disclosures related to guaranty fund assessments. The adoption of this accounting principle had no financial impact to the Company.

Effective January 1, 2011, the Company adopted revisions to certain paragraphs of SSAP No. 43R, Loan-backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR. The revisions clarify that an AVR/IMR bifurcation analysis should be performed when SSAP No. 43R securities are sold (not just as a result of impairment). These changes were applied on a prospective basis and had no financial impact to the Company upon adoption.

Effective January 1, 2011, the Company adopted revisions to SSAP No. 43R to clarify the definitions of loan-backed and structured securities. The clarified guidance was applied prospectively and had no financial impact to the Company upon adoption.

Effective January 1, 2014, the Company will adopt SSAP No. 105, Working Capital finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard had no impact to the financial position or results of operations of the Company.

Effective December 31, 2014, the Company will adopt revisions of SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision is expected to be immaterial to the financial position and results of operations of the Company.

2. Prescribed and Permitted Statutory Accounting Practices

The New York Department of Financial Services recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the New York Insurance Law.

The State of New York has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to the reported value of the assets supporting the Company’s guaranteed separate accounts. As prescribed by Section 1414 of the New York Insurance Law, the Commissioner found that the Company is entitled to value the assets of the guaranteed separate account at amortized cost, whereas the assets would be required to be reported at fair value under SSAP No. 56, Separate Accounts, of the NAIC SAP. There is no impact to the Company’s income or surplus as a result of utilizing this prescribed practice.

3. Accounting Changes and Correction of Errors

During 2013, the Company discovered an investment in a guaranteed investment contract within the Company’s separate account was not included in the calculation of the AVR as of December 31, 2012. The impact of this omission was an understatement of the asset valuation reserve and overstatement of capital and surplus of $5,080 as of December 31, 2012. This was corrected in 2013 and is reflected as a correction of an error in the capital and surplus accounts of the Summary of Operations.

During 2012, the Company determined that the model used for a particular guaranteed minimum withdrawal benefit product was not appropriately calculating the correct policyholder benefit guarantee values which are used when determining benefit reserves. The correction of this error resulted in an increase in the reserves associated with this product in the amount of $19,946 as of December 31, 2011, and is presented as a separate charge in capital and surplus within the statement of changes in capital and surplus.

The Company incorrectly calculated the mortgages component of the AVR as of December 31, 2010. The maximum Mortgage Experience Adjustment Factor (MEAF) was used in the calculation when lower factors should have been used. As a result, the AVR balance was overstated by $6,248. This was corrected in 2011, and the Company reflected the surplus impact of the correction as a separate change in unassigned surplus within the statement of changes in capital and surplus.

During 2011, the Company determined that too many contracts were novated to TLIC, an affiliated company, in a reinsurance transaction that was effective January 1, 2010. Correcting this error resulted in a reduction in the initial gain recognized on the novation of $7,765, partially offset by an adjustment to the statement of operations for retention of the policies that should have been retained by the Company of $5,175. The net amount of $2,590 is reflected as a separate change in unassigned surplus within the statement of changes in capital and surplus.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values. Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.
Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of level one and level two values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indexes, third party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps are based on pricing models or formulas using current assumptions. The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parents, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third party pricing services or are valued in the same manner as the general account assets as further described in this note. However, some separate account assets are valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilizes input that are not market observable. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company's liabilities under investment contracts, which include deferred annuities and GICs, are estimated using discounted cash flow calculations. For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2013 and 2012, respectively:

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2013 and 2012:

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other marketable observable data or internal modeling which utilize inputs that are not market observable.

Common stock in Level 3 is comprised primarily of warrants valued using broker quotes.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

Separate account assets in Level 2 are valued using inputs from third party pricing services or are valued and classified in the same way as general account assets (described above).

During 2013 and 2012, there were no transfers between Level 1 and 2, respectively.
The following tables summarize the changes in assets classified in Level 3 for 2013 and 2012:

The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

Transfers in for bonds were attributable to securities being valued using third party vendor inputs at December 31, 2011, subsequently changing to being internally modeled, thus causing the transfer into Level 3 during 2012.

Transfers out for bonds were partly attributable to securities being valued using broker quotes which utilize unobservable inputs at December 31, 2012, subsequently changing to being valued using third party vendor inputs during 2013. In addition, transfers out for bonds were the result of securities being valued using internal models at December 31, 2011, subsequently changing to being valued using third party vendor inputs during 2012. Also, transfers out for bonds were attributed to securities being carried at fair value at December 31, 2011, subsequently changing to being carried at amortized cost during 2012.

5. Investments

The carrying amounts and estimated fair value of investments in bonds and preferred stocks are as follows:

At December 31, 2013 and 2012, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 76 and 80 securities with a carrying amount of $281,161 and $266,840 and an unrealized loss of $32,419 and $44,844 with an average price of 88.5 and 83.2 (fair value/amortized cost). Of this portfolio, 70.19% and 48.05% were investment grade with associated unrealized losses of $19,689 and $20,046, respectively.

At December 31, 2013 and 2012, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 291 and 55 securities with a carrying amount of $1,860,688 and $234,770 and an unrealized loss of $103,138 and $4,771 with an average price of 94.5 and 98.0 (fair value/amortized cost). Of this portfolio, 96.86% and 76.98% were investment grade with associated unrealized losses of $100,950 and $3,649, respectively.

At December 31, 2013, for common stocks that have been in a continuous loss position for greater than or equal twelve months, the Company held 1 security with a cost of $4 and unrealized loss of $1 with an average price of 77.0 (fair value/cost). At December 31, 2012, the Company did not hold any common stock that had been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2013, the Company did not hold any common stocks that had been in continuous loss position for less than twelve months. At December 31, 2012, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 3 securities with a cost of $3,145 and unrealized loss $33 with an average price of 99.0 (fair value/cost).

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2013 and 2012 is as follows:

The carrying amount and estimated fair value of bonds at December 31, 2013, by contractual maturity, is shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

At December 31, 2013, the Company’s treasury portfolio had investments in an unrealized loss position which had a fair value of $364,779, with a carrying value of $404,605, resulting in a gross unrealized loss of $39,826. The Company’s government issued debt securities include US Treasury bonds. All of the issuers in the sector continue to make payments in accordance with the original bond agreements. The Company evaluated the near-term prospects of the issuers and it is believed that the contractual terms of these investments will be met and these investments are not impaired as of December 31, 2013.

There were no loan-backed securities with a recognized other-than-temporary impairment (OTTI) due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2013 and 2012. The following table provides the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value during the year ended December 31, 2011.

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

The following loan-backed and structured securities were held at December 31, 2013, for which an OTTI was recognized during the current reporting period:

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2013 and 2012 is as follows:

Detail of net investment income is presented below:

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

The Company had gross realized losses for the years ended December 31, 2013, 2012 and 2011 of $4,299, $6,205 and $10,422, respectively, which relate to losses recognized on other-than-temporary declines in fair values of bonds and preferred stocks.

Net realized capital gains (losses) on investments are summarized below:

At December 31, 2013 and 2012, the Company had recorded investment in restructured securities of $32 and $2,940, respectively. The capital gains (losses) taken as a direct result of restructures in 2013, 2012 and 2011 were $(16), $886 and $(603), respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

The credit quality of mortgage loans by type of property for the year ended December 31, 2013 were as follows:

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company's mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2013, the Company issued mortgage loans with a maximum interest rate of 5.31% and a minimum interest rate of 3.11% for commercial loans. During 2012, the Company issued mortgage loans with a maximum interest rate of 4.60% and a minimum interest rate of 3.21% for commercial loans. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2013 at the time of origination was 75%. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2012 at the time of origination was 70%. During 2013, the Company did not reduce the interest rate on any outstanding mortgage loan. During 2012, the Company reduced the interest rate by 1.0% of one outstanding mortgage loan in the amount of $8,362.

The following tables provide the age analysis of mortgage loans aggregated by type:

The Company did not have any impaired loans at December 31, 2013 or 2012. The Company did not hold an allowance for credit losses on mortgage loans at December 31, 2013, 2012 or 2011.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company did not recognize any interest income on impaired loans for the years ended December 31, 2013, 2012 or 2011. The Company did not recognize any interest income on a cash basis for the years ended December 31, 2013, 2012 or 2011.

During 2013 and 2012, there were no mortgage loans that were foreclosed and transferred to real estate. At December 31, 2013 and 2012, the Company held a mortgage loan loss reserve in the AVR of $7,164 and $5,173, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

During 2013, 2012 and 2011, the Company did not recognize any impairment write-downs for its investments in joint ventures and limited partnerships.

At December 31, 2013, the Company had ownership interest in four LIHTC investments. The remaining years of unexpired tax credits ranged from three to eleven and the properties were not subject to regulatory review. The length of time remaining for the holding period ranged from four to thirteen years. The amount of contingent equity commitments expected to be paid during 2014 to 2015 is $9,559. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

At December 31, 2012, the Company had ownership interest in three LIHTC investments. The remaining years of unexpired tax credits ranged from four to ten and the properties were not subject to regulatory review. The length of time remaining for the holding period ranged from five to fourteen years. The amount of contingent equity commitments expected to be paid during 2013 was $2,127. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The Company recognized net realized gains (losses) from futures contracts in the amount of $(70,734), $77,308 and $(38,303) for the years ended December 31, 2013, 2012 and 2011, respectively.

At December 31, 2013 and 2012, the Company had replicated assets with a fair value of $515,990 and $462,061, respectively, and credit default swaps with a fair value of $7,454 and $137, respectively. The Company did not recognize any capital losses related to replication transactions in 2013 or 2011, while the Company recognized capital losses of $1,477 in 2012.

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond. As of December 31, 2013, credit default swaps, used in replicating corporate bonds are as follows:

At December 31, 2013 and 2012, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $26,507 and $43,857, respectively.

At December 31, 2013 and 2012, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $47,684 and $11,206, respectively.

At December 31, 2013 and 2012, the Company’s outstanding financial instruments with on and off-balance sheet risks, shown in notional amounts, are summarized as follows:

Open futures contracts at December 31, 2013 and 2012 were as follows:

For the years ended December 31, 2013, 2012 and 2011, the Company recorded unrealized gains (losses) of $(31,835), $34,383 and $121,858, respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain. The Company did not recognize any unrealized gains or losses during 2013, 2012 or 2011 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The following tables show the pledged or restricted assets as of December 31, 2013 and 2012, respectively:

Assets pledged as collateral not captured in other categories includes invested assets with a carrying value of $36,135 and $19,516, respectively, in conjunction with derivative transactions as of December 31, 2013 and 2012, respectively.

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

Aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded to affiliates at December 31, 2013 and 2012 of $1,521,643 and $1,718,959, respectively.

The Company received reinsurance recoveries in the amounts of $470,789, $492,249 and $325,524 during 2013, 2012 and 2011, respectively. At December 31, 2013 and 2012, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $145,050 and $159,544, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2013 and 2012 of $2,010,935 and $2,201,388, respectively.

The Company would experience no reduction in surplus at December 31, 2013 or 2012 if all reinsurance agreements were cancelled.

The Company did not enter into any new reinsurance agreements in which a reserve credit was taken during the years ended December 31, 2013 or 2012.

During 2013, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to an affiliate, for which net consideration received was $122,047, life and claim reserves recaptured were $281,190 and other assets recaptured were $9,615, resulting in a pre-tax loss of $149,528 which was included in the statement of operations.

During 2013, the Company also recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to a non-affiliate, for which net consideration paid was $5,456, life and claim reserves recaptured were $31,857, other assets recaptured were $6,677 and the unamortized gain related to these blocks was released into income from surplus of $2,244 ($1,458 after tax), resulting in a pre-tax loss of $28,392, which was included in the statement of operations.

Subsequent to certain 2013 recaptures, the Company novated certain treaties to a non-affiliate, in which consideration paid was $116,591, life and claim reserves released were $313,047 and other assets were transferred associated with the business of $16,292, resulting in a pre-tax gain of $180,164, which was included in the statement of operations.

The Company novated third party assumed retrocession agreements during 2013 that were previously retroceded to a non-affiliate in which no net consideration was exchanged. Life and claim reserves were exchanged in the amount of $2,044, other assets were exchanged in the amount of $103 and other liabilities were exchanged in the amount of $256. As a result, there was no net financial impact from these transactions on a pre-tax basis, as assumed and ceded reserves along with other assets and other liabilities exchanged were impacted by equivalent amounts.

During 2013, the Company recaptured certain treaties from a non-affiliate, for which net consideration received was $770, life and claim reserves recaptured were $1,215, and premiums recaptured were $255, resulting in a pre-tax loss of $190, which was included in the statement of operations.

Amortization of previously deferred gains associated with the divestiture of the Transamerica Reinsurance operations was released into income in the amount of $20,316 ($13,206 after tax) during 2013.

During 2012, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to an affiliate, for which net consideration paid was $9,487, life and claim reserves recaptured were $12,438 and other assets recaptured were $391, resulting in a pre-tax loss of $21,534 which was included in the statement of operations.

During 2012, the Company recaptured certain treaties associated with the divestiture of the Transamerica Reinsurance operations that were previously ceded to a non-affiliate, for which net consideration paid was $27,425, life and claim reserves recaptured were $97,403, other assets recaptured were $7,410 and the unamortized gain related to these blocks was released into income from surplus of $9,990, ($6,556 after tax), resulting in a pre-tax loss of $107,428, which was included in the statement of operations.

Subsequent to the recaptures that took place during 2012, the Company reinsured to a non-affiliate certain treaties associated with the business that was previously ceded to an affiliate, for which a reinsurance premium and ceding commission were received in the amount of $843 and $6,904, respectively, and life and claim reserves transferred were $7,971, resulting in a pre-tax gain of $15,718 ($10,217 net of tax), which was credited directly to unassigned surplus on a net of tax basis.

Subsequent to the recaptures that took place during 2012, the Company reinsured to an affiliate certain treaties associated with the business that was previously ceded to a non-affiliate, for which a reinsurance premium was paid in the amount of $13,711, ceding commission was received in the amount of $18,696, life and claim reserves transferred were $78,778 and other assets were transferred in the amount of $3,549, resulting in a pre-tax gain of $80,214 ($52,139 net of tax), which was credited directly to unassigned surplus on a net of tax basis.

Also subsequent to certain 2012 recaptures, the Company novated certain treaties to a non-affiliate, in which consideration received was $24,179, life and claim reserves released were $23,092 and other assets were transferred associated with the business of $4,251, resulting in a pre-tax gain of $43,020, which was included in the statement of operations.

On April 26, 2011, Aegon N.V. announced the divestiture of its life reinsurance operations, Transamerica Reinsurance, to SCOR, which was effective August 9, 2011. The life reinsurance business conducted by Transamerica Reinsurance was written through several of Aegon N.V.’s U.S. and international affiliates, all of which remain Aegon N.V. affiliates following the closing, except for Transamerica International Reinsurance Ireland, Limited (TIRI), an Irish reinsurance company. As a result of this transaction, the Company entered into a series of recapture and reinsurance agreements during the third and fourth quarters of 2011 which directly resulted in a pre-tax loss of $474,720 which was included in the statement of operations, and a net of tax gain of $400,760 which has been credited directly to unassigned surplus. These amounts include current year amortization of previously deferred gains, as well as releases of previously deferred gains from unassigned surplus into earnings related to these transactions. Additional information surrounding these transactions is outlined below.

Effective August 9, 2011, the Company recaptured business that was associated with the divestiture of the Transamerica Reinsurance operations which was previously retroceded on a coinsurance basis to an affiliate. The Company received recapture consideration of $55,356, recaptured reserves of $293,975, recaptured other assets of $8,586 and released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $2,297, resulting in a pre-tax loss of $227,736 which has been included in the statement of operations. Prior to this transaction, the Company amortized $498, net of tax, of the deferred gain related to the initial transaction into earnings with a corresponding charge directly to unassigned surplus in 2011.

Subsequently, effective August 9, 2011, the Company ceded business that was associated with the divestiture of the Transamerica Reinsurance operations on a coinsurance basis to a non-affiliate. The Company paid a net reinsurance premium of $549,682, received an initial ceding commission of $219,000, transferred other assets in the amount of $12,548 and released net reserves of $790,263. The Company paid an experience refund in the amount of $84,770 to an affiliate and released IMR associated with certain business in the amount of $13,086. These transactions resulted in a net of tax gain of $248,557, which has been credited directly to unassigned surplus. During 2011, the Company amortized $7,712, net of tax, of the deferred gain into earnings with a corresponding charge directly to unassigned surplus.

Effective October 1, 2011, the Company recaptured business that was associated with the divestiture of the Transamerica Reinsurance operations which was previously retroceded on a coinsurance basis to a non-affiliate. The Company paid recapture consideration of $9,840, recaptured reserves of $402,503, recaptured other net assets of $10,226 and released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $230,033, resulting in a pre-tax loss of $172,084, which has been included in the statement of operations. Subsequently, effective October 1, 2011, the Company ceded this business on a coinsurance basis to an affiliate and as a result received cash, transferred other net assets and released reserves consistent with the amounts recaptured, resulting in a net of tax gain of $262,245, which has been credited directly to unassigned surplus.

Effective October 1, 2011, the Company recaptured business that was associated with the divestiture of the Transamerica Reinsurance operations which was previously retroceded on a coinsurance basis to an affiliate. The Company received recapture consideration of $30,305, recaptured reserves of $123,935 and recaptured other assets of $17,964, resulting in a pre-tax loss of $75,666, which has been included in the statement of operations. Subsequently, effective October 1, 2011, the Company ceded this business on a coinsurance basis to a non-affiliate and as a result paid cash, transferred other assets and released reserves consistent with the amounts recaptured, resulting in a net of tax gain of $49,183, which has been credited directly to unassigned surplus.

During the last half of 2011, the Company recaptured the business that was associated with the divestiture of the Transamerica Reinsurance operations from several Aegon N.V. affiliates. This business was subsequently ceded to SCOR entities and in addition, retrocession reinsurance treaties were executed. The Company assigned certain third party retrocession agreements to SCOR entities as a component of the divestiture of the Transamerica Reinsurance operations and the associated Master Retrocession Agreement. As a result, the unaffiliated retrocession reinsurance treaties were assigned from the Company to a SCOR entity, resulting in this risk being ceded to SCOR and subsequently to the unaffiliated third parties. The reserves and assets associated with these assignments were $87,665, where the counterparty’s net reserves ceded exchanged counterparties with no consideration exchanged, resulting in no net income or surplus impact to the Company.

During 2011, the Company amortized deferred gains from reinsurance transactions occurring prior to 2010 of $1,991, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus. The Company did not amortize any deferred gains from reinsurance transactions occurring prior to 2011 into earnings during 2013 or 2012.

7. Income Taxes

The net deferred income tax asset at December 31, 2013 and 2012 and the change from the prior year are comprised of the following components:

The main components of deferred income tax amounts are as follows:

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2013 or 2012.

As discussed in Note 1, for the years ended December 31, 2013 and 2012 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

The impact of tax planning strategies at December 31, 2013 and 2012 was as follows:

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

The Company's current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2013.

As of December 31, 2013 and 2012, the Company had no operating loss, capital loss or tax credit carryforwards available for tax purposes.

The Company incurred income taxes during 2013, 2012 and 2011 of $14,455, $93,620 and $113,223, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2013 and 2012 is $17 and $32, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $17. The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2013, 2012 and 2011 is $25, $(203) and $(25), respectively. The total interest payable balance as of December 31, 2013 and 2012 is $1 and $2, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 has been completed and resulted in tax return adjustments that are currently being appealed. An examination is already in progress for the years 2009 and 2010. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company.

For the years ended December 31, 2013 and 2012, there were no premiums for participating life insurance policies. For the year ended 2011, premiums for participating life insurance policies were $111. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company did not pay any dividends to policyholders during 2013, 2012 or 2011.

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

Separate account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. Information regarding the separate accounts of the Company as of and for the years ended December 31, 2013, 2012 and 2011 is as follows:

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2013 and 2012, the Company’s separate account statement included legally insulated assets of $20,293,235 and $17,590,145, respectively. The assets legally insulated from general account claims at December 31, 2013 and 2012 are attributed to the following products:

Some separate account liabilities are guaranteed by the general account. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2013 and 2012, the general account of the Company had a maximum guarantee for separate account liabilities of $32,328 and $47,317, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $32,926, $31,916 and $27,094 to the general account in 2013, 2012 and 2011, respectively. During the years ended December 31, 2013, 2012 and 2011, the general account of the Company had paid $680, $619 and $1,542, respectively, toward separate account guarantees.

At December 31, 2013 and 2012, the Company reported guaranteed separate account assets at amortized cost in the amount of $7,436,073 and $7,450,863, respectively, based upon the prescribed practice granted by the State of New York as described in Note 2. These assets had a fair value of $7,414,425 and $7,618,858 at December 31, 2013 and 2012, respectively, which would have resulted in an unrealized (loss) gain of $(21,648) and $167,995, respectively, had these assets been reported at fair value.

The Company participates in securities lending within the separate account. The Company follows the same policies and procedures as the general account for such transactions conducted from the separate account. See Note 10 for a discussion of securities lending policies and procedures. As of December 31, 2013 and 2012, securities with a book value of $18,918 and $21,171, respectively, were on loan under securities lending agreements, which represents less than one percent of total separate account assets. The Company does not obtain approval or otherwise provide notification to contract holders regarding securities lending transactions that occur with separate account assets. However, the Company requires that borrowers pledge collateral worth 102% of the value of the loaned securities. As of December 31, 2013, the Company held collateral from securities lending transactions in the form of cash and on open terms in the amount of $19,307. This cash collateral is reinvested in a registered money market fund and is not available for general corporate purposes.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2013 and 2012, the Company had variable annuities with minimum guaranteed benefits as follows:

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies’s paid-through date to the policy’s next anniversary date. At December 31, 2013 and 2012, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

The Company anticipates investment income as a factor in premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. As of December 31, 2013 and 2012, the Company had insurance in force aggregating $15,580,513 and $12,243,276, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the New York Department of Financial Services. The Company established policy reserves of $58,739 and $92,244 to cover these deficiencies as of December 31, 2013 and 2012, respectively.

9. Capital and Surplus

At December 31, 2013 and 2012, the Company had 44,175 shares of 6% non-voting, non-cumulative preferred stock issued and outstanding. Aegon owns 38,609 shares and TLIC owns 5,566 shares. Par value is $10 per share, and the liquidation value is $1,286.72 per share.

The preferred stock shareholders are entitled to receive non-cumulative dividends at the rate of 6% per year of an amount equal to the sum of (1) the par value plus (2) any additional paid-in capital for such preferred stock. Dividends are payable annually in December. The amount of dividends unpaid at December 31, 2013 was $430. The preferred shares have preference as to dividends and upon dissolution or liquidation of the Company.

The Company is subject to limitations, imposed by the State of New York, on the payment of dividends to its stockholders. Generally, dividends during any year may not be paid, without prior regulatory approval, in excess of the lesser of (1) 10 percent of the Company’s statutory surplus as of the preceding December 31, or (2) the Company’s statutory gain from operations before net realized capital gains on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such a dividend, the maximum payment which may be made in 2014, without prior approval of insurance regulatory authorities, is $93,458.

On December 21, 2011, the Company paid a preferred stock dividend and a common stock dividend of $3,410 and $296,590, respectively, to its parent companies, Aegon and TLIC. Of the common stock dividend amount, $76,057 was considered an ordinary dividend and $220,533 was considered an extraordinary dividend. Of the total $300,000 preferred and common stock dividends, Aegon received $262,200 and TLIC received $37,800. The Company did not pay any dividends during 2012 and 2013.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, the Company meets the minimum RBC requirements.

On May 2, 2008, the Company received $150,000 from Aegon in exchange for surplus notes. The Company received approval from the Superintendent of Insurance of the New York Department of Financial Services prior to the issuance of the surplus notes, as well as the December 31, 2013, 2012 and 2011 interest payments. These notes are due 20 years from the date of issuance at an interest rate of 6.25% and are subordinate and junior in the right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company.

Additional information related to the outstanding surplus notes at December 31, 2013 and 2012 is as follows:

The Company held special surplus funds in the amount of $8,085 and $6,660, as of December 31, 2013 and 2012, respectively, for annuitant mortality fluctuations as required under New York Regulation 47, Separate Account and Separate Account Annuities.

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2013 and 2012, respectively, securities in the amount of $416,442 and $238,014 were on loan under securities lending agreements. At December 31, 2013, the collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $430,659 and $257,972 at December 31, 2013 and 2012, respectively.

The contractual maturities of the securities lending collateral positions are as follows:

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $430,668 (fair value of $430,659) that are currently tradable securities that could be sold and used to pay for the $430,771 in collateral calls that could come due under a worst-case scenario.

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by Aegon. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from Aegon. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $9, $9 and $8 for the years ended December 31, 2013, 2012 and 2011, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by Aegon which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company’s allocation of benefits expense for the years ended December 31, 2013, 2012 and 2011 was $6 for each year, respectively.

Aegon sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, Aegon has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2013, 2012 and 2011 was insignificant. Aegon also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of Aegon and the Company.

In addition to pension benefits, the Company participates in plans sponsored by Aegon that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company’s allocation of postretirement expenses was negligible for the years ended December 31, 2013, 2012 and 2011.

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

In accordance with an agreement between Aegon and the Company, Aegon will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by Aegon as needed.

The Company is party to a service agreement with TLIC, in which the Company receives services, including accounting, data processing and other professional services, in consideration of reimbursement of the actual costs of services rendered. The Company is party to a Management and Administrative and Advisory agreement with Aegon USA Realty Advisors, Inc. (Advisor) whereby Advisor serves as the administrator and advisor for the Company’s mortgage loan operations. Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2013, 2012 and 2011, the Company paid $31,069, $24,579 and $23,065, respectively, for these services, which approximates cost.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Aegon/Transamerica Series Trust. The Company received $4,380, $2,699 and $1,688 for these services during 2013, 2012 and 2011, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $9,336, $5,633 and $4,411 for the years ended December 31, 2013, 2012 and 2011, respectively.

Payables to and receivables from affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2013, 2012 and 2011, the Company paid (received) net interest of $7, $(12) and $11, respectively, to (from) affiliates. At December 31, 2013 and 2012, the Company reported a net amount of $365 payable to and $87,032 due from affiliates, respectively. Terms of settlement require that these amounts are settled within 90 days.

At December 31, 2013 and 2012, the Company had short-term intercompany notes receivable of $50,000 and $54,700 as follows. The Company did not have any short-term intercompany notes receivable at December 31, 2011. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operations. Information regarding these entities is as follows:

C- Claims Payment
B- Binding Authority
P- Premium Collection
U- Underwriting

For years ended December 31, 2013, 2012 and 2011, the Company had $52,545, $36,282 and $20,974, respectively, of direct premiums written by The Vanguard Group, Inc.

14. Commitments and Contingencies

The Company has contingent commitments of $21,212 and $14,317, at December 31, 2013 and 2012, respectively, to provide additional funding for joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $9,559 and $2,127 at December 31, 2013 and 2012, respectively.

Private placement commitments outstanding as of December 31, 2013 and 2012 were $32,000 and $11,715, respectively.

There were no securities acquired on a “to be announced” (TBA) basis at December 31, 2013 and 2012.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral posted to the Company as of December 31, 2013 and 2012, respectively, was $0 and $20,331. In addition, securities in the amount of $8,352 and $19,891 were also posted to the Company as of December 31, 2013 and 2012, respectively, which were not included in the financials of the Company. Noncash collateral is not to be recognized by the recipient unless that collateral is sold or repledged or the counterparty defaults.

The Company is a party to legal proceedings involving a variety of issues incidental to its business. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $8,680 and $34,002 at December 31, 2013 and 2012, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The Company had an offsetting premium tax benefit of $4,679 and $16,319 at December 31, 2013 and 2012, respectively. The guaranty fund expense was $3,437, $174 and $9,674 for the years ended December 31, 2013, 2012 and 2011, respectively.

15. Sales, Transfer and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. As of December 31, 2013 and 2012, the Company had dollar repurchase agreements outstanding in the amount of $20,491 and $63,548, respectively. The Company had an outstanding liability for borrowed money in the amount $20,029 and $67,407 at December 31, 2013 and 2012, respectively due to participation in dollar repurchase agreements which includes accrued interest.

The contractual maturities of the dollar repurchase agreement positions are as follows:

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. There were no securities of NAIC designation 3 or below sold during 2013 and reacquired within 30 days of the sale date.

16. Subsequent Event

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). With the exception of the Affordable Care Act annual fee described below, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2013 through the date the financial statements are issued.

On January 1, 2014, the Company will be subject to an annual fee under section 9010 of the Affordable Care Act (ACA). This annual fee will be allocated to individual health insurers based on the ratio of the amount of the entity’s net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year. A health insurance entity’s portion of the annual fee becomes payable once the entity provides health insurance for any U.S. health risk for each calendar year beginning on or after January 1, 2014. As of December 31, 2013, the Company has written health insurance subject to the ACA assessment, expects to conduct health insurance business in 2014, and estimates their portion of the annual health insurance industry fee payable on September 30, 2014 to be $41. This assessment is not expected to have a material impact on risk based capital in 2014.

TFLIC 2013 SEC

Transamerica Financial Life Insurance Company
Summary of Investments – Other Than
Investments in Related Parties
(Dollars in Thousands)

December 31, 2013

TFLIC 2013 SEC

Transamerica Financial Life Insurance Company
Supplementary Insurance Information
(Dollars in Thousands)

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

TFLIC 2013 SEC

Transamerica Financial Life Insurance Company
Reinsurance
(Dollars in Thousands)

TFLIC 2013 SEC

Appendix A

TRANSAMERICA
FINANCIAL LIFE INSURANCE COMPANY

Transamerica Financial Life Insurance Company
Home Office: Harrison, New York
Distributor: Transamerica Capital, Inc., Member FINRA

TFLIC Freedom Elite Builder® II Variable Universal Life Insurance In Force Illustration

Policy Form VL18NY

Designed for
Policy Owner

Policy Number
0123456789

Registered Representative
Agent Name

Illustration as of: May 2, 2012

This hypothetical illustration shows how the selected death benefit option, specified amount, cost of insurance rates, hypothetical rates of return, withdrawals and loans affect death benefit levels, cash and surrender values. This illustration may reflect subaccounts you are considering which may have higher or lower expenses than the subaccounts you currently have.

This is an illustration only and not an offer, contract, prediction or projection of future investment results or policy performance. Coverage is subject to the terms and conditions of the policy. This illustration is not valid without all 22 pages.

LD18235T-2-05/11-IF | Issue State: NY
May 2, 2011 3:57:06 PM | Page 1 of 22 | Version: 07.00.35.1090.4054 TCFMDIFS

Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life Insurance In Force Illustration Current Charges Ledger

Primary Insured: Insured Name	Annual Premium: $2,370.00
Male Preferred Elite	Specified Amount: $250,000
Fixed Account Allocation: 50%	Death Benefit Option: Level
Subaccount Allocation: 50%	Riders (c): None

				Hypothetical Rates Fixed Value Interest Rate (3.50%) Separate Account Rate (10.00% Gross; 9.06% Net) (a)		
				------------End of Year----------		
Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
37	2	2,370	2,370	12,553	8,043	250,000
38	3	2,370	4,740	15,253	11,075	250,000
39	4	2,370	7,110	18,109	14,358	250,000
40	5	2,370	9,480	21,136	17,907	250,000
41	6	2,370	11,850	24,341	21,730	250,000
42	7	2,370	14,220	27,736	25,837	250,000
43	8	2,370	16,590	31,361	30,174	250,000
44	9	2,370	18,960	35,243	34,768	250,000
45	10	2,370	21,330	39,402	39,402	250,000
46	11	2,370	23,700	44,258	44,258	250,000
47	12	2,370	26,070	49,471	49,471	250,000
48	13	2,370	28,440	55,067	55,067	250,000
49	14	2,370	30,810	61,037	61,037	250,000
50	15	2,370	33,180	67,410	67,410	250,000
51	16	2,370	35,550	74,367	74,367	250,000
52	17	2,370	37,920	81,825	81,825	250,000
53	18	2,370	40,290	89,825	89,825	250,000
54	19	2,370	42,660	98,412	98,412	250,000
55	20	2,370	45,030	107,638	107,638	250,000
56	21	2,370	47,400	117,801	117,801	250,000
57	22	2,370	49,770	128,764	128,764	250,000
58	23	2,370	52,140	140,602	140,602	250,000
59	24	2,370	54,510	153,396	153,396	250,000
60	25	2,370	56,880	167,237	167,237	250,000
61	26	2,370	59,250	182,226	182,226	250,000
62	27	2,370	61,620	198,478	198,478	254,052
63	28	2,370	63,990	216,060	216,060	272,235
64	29	2,370	66,360	235,056	235,056	291,470
65	30	2,370	68,730	255,590	255,590	311,819
66	31	2,370	71,100	277,795	277,795	333,354
67	32	2,370	73,470	301,797	301,797	359,138
68	33	2,370	75,840	327,746	327,746	386,741
69	34	2,370	78,210	355,809	355,809	416,296
70	35	2,370	80,580	386,164	386,164	447,950
71	36	2,370	82,950	419,009	419,009	481,861

LD18235T-2-05/11-IF
May 2, 2011 3:57:06 PM
Page 2 of 22
Issue State: NY
Version: 07.00.35.1090.4054 TCFMDIFS

Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life
Insurance In Force Illustration
Current Charges Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $2,370.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Hypothetical Rates Fixed Value Interest Rate (3.50%) Separate Account Rate (10.00% Gross; 9.06% Net) (a) ------------End of Year---------- Cash Value	Net Surrender Value	Death Benefit Proceeds
72	37	2,370	85,320	454,618	454,618	513,719
73	38	2,370	87,690	493,253	493,253	547,510
74	39	2,370	90,060	535,205	535,205	583,373
75	40	2,370	92,430	580,801	580,801	621,457
76	41	2,370	94,800	630,410	630,410	661,930
77	42	2,370	97,170	684,177	684,177	718,386
78	43	2,370	99,540	742,451	742,451	779,573
79	44	2,370	101,910	805,608	805,608	845,888
80	45	2,370	104,280	874,055	874,055	917,758
81	46	2,370	106,650	948,232	948,232	995,644
82	47	2,370	109,020	1,028,614	1,028,614	1,080,045
83	48	2,370	111,390	1,115,714	1,115,714	1,171,500
84	49	2,370	113,760	1,210,082	1,210,082	1,270,586
85	50	2,370	116,130	1,312,304	1,312,304	1,377,919
86	51	2,370	118,500	1,423,011	1,423,011	1,494,161
87	52	2,370	120,870	1,542,879	1,542,879	1,620,023
88	53	2,370	123,240	1,672,635	1,672,635	1,756,266
89	54	2,370	125,610	1,813,056	1,813,056	1,903,709
90	55	2,370	127,980	1,964,987	1,964,987	2,063,236
91	56	2,370	130,350	2,129,335	2,129,335	2,235,802
92	57	2,370	132,720	2,308,698	2,308,698	2,401,046
93	58	2,370	135,090	2,504,781	2,504,781	2,579,924
94	59	2,370	137,460	2,719,531	2,719,531	2,773,921
95	60	2,370	139,830	2,955,179	2,955,179	2,984,731
96	61	2,370	142,200	3,214,291	3,214,291	3,214,291
97	62	2,370	144,570	3,496,428	3,496,428	3,496,428
98	63	2,370	146,940	3,803,662	3,803,662	3,803,662
99	64	2,370	149,310	4,138,249	4,138,249	4,138,249
100	65	2,370	151,680	4,502,651	4,502,651	4,502,651
101	66	2,370	154,050	4,893,201	4,893,201	4,942,133
102	67	2,370	156,420	5,317,740	5,317,740	5,370,918
103	68	2,370	158,790	5,779,206	5,779,206	5,836,998
104	69	2,370	161,160	6,280,780	6,280,780	6,343,587
105	70	2,370	163,530	6,825,914	6,825,914	6,894,173
106	71	2,370	165,900	7,418,350	7,418,350	7,492,534

LD18235T-2-05/11-IF
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Page 3 of 22
Issue State: NY
Version: 07.00.35.1090.4054 TCFMDIFS

Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life Insurance In Force Illustration Current Charges Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $2,370.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (3.50%)
Separate Account Rate (10.00% Gross; 9.06% Net) (a)
------------End of Year----------

Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
107	72	2,370	168,270	8,062,138	8,062,138	8,142,759
108	73	2,370	170,640	8,761,660	8,761,660	8,849,276
109	74	2,370	173,010	9,521,659	9,521,659	9,616,876
110	75	2,370	175,380	10,347,267	10,347,267	10,450,739
111	76	2,370	177,750	11,244,030	11,244,030	11,356,470
112	77	0	177,750	12,242,715	12,242,715	12,365,142
113	78	0	177,750	13,331,180	13,331,180	13,464,491
114	79	0	177,750	14,517,534	14,517,534	14,662,709
115	80	0	177,750	15,810,621	15,810,621	15,968,727
116	81	0	177,750	17,220,084	17,220,084	17,392,286
117	82	0	177,750	18,756,442	18,756,442	18,944,006
118	83	0	177,750	20,431,160	20,431,160	20,635,472
119	84	0	177,750	22,256,746	22,256,746	22,479,314
120	85	0	177,750	24,246,840	24,246,840	24,489,308

LD18235T-2-05/11-IF
May 2, 2011 3:57:06 PM
Page 4 of 22
Issue State: NY
Version: 07.00.35.1090.4054 TCFMDIFS

Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life Insurance In Force Illustration Current Charges Detail Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $2,370.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (3.50%)
Separate Account Rate (10.00% Gross; 9.06% Net) (a)
------------End of Year----------

Age	End of Year	Additional Fixed Planned Premium(b)	Additional Separate Account Planned Premium(b)	Cumulative Outlay	Fixed Value	Separate Account Value	Total Cash Value	Net Surrender Value	Death Benefit Proceeds
37	2	1,185	1,185	2,370	1,126	11,427	12,553	8,043	250,000
38	3	1,185	1,185	4,740	2,248	13,005	15,253	11,075	250,000
39	4	1,185	1,185	7,110	3,379	14,730	18,109	14,358	250,000
40	5	1,185	1,185	9,480	4,527	16,609	21,136	17,907	250,000
41	6	1,185	1,185	11,850	5,695	18,646	24,341	21,730	250,000
42	7	1,185	1,185	14,220	6,888	20,848	27,736	25,837	250,000
43	8	1,185	1,185	16,590	8,116	23,244	31,361	30,174	250,000
44	9	1,185	1,185	18,960	9,386	25,857	35,243	34,768	250,000
45	10	1,185	1,185	21,330	10,699	28,702	39,402	39,402	250,000
46	11	1,185	1,185	23,700	12,161	32,097	44,258	44,258	250,000
47	12	1,185	1,185	26,070	13,678	35,793	49,471	49,471	250,000
48	13	1,185	1,185	28,440	15,253	39,814	55,067	55,067	250,000
49	14	1,185	1,185	30,810	16,878	44,159	61,037	61,037	250,000
50	15	1,185	1,185	33,180	18,554	48,857	67,410	67,410	250,000
51	16	1,185	1,185	35,550	20,283	54,084	74,367	74,367	250,000
52	17	1,185	1,185	37,920	22,070	59,755	81,825	81,825	250,000
53	18	1,185	1,185	40,290	23,916	65,909	89,825	89,825	250,000
54	19	1,185	1,185	42,660	25,824	72,588	98,412	98,412	250,000
55	20	1,185	1,185	45,030	27,797	79,841	107,638	107,638	250,000
56	21	1,185	1,185	47,400	29,840	87,961	117,801	117,801	250,000
57	22	1,185	1,185	49,770	31,954	96,810	128,764	128,764	250,000
58	23	1,185	1,185	52,140	34,145	106,456	140,602	140,602	250,000
59	24	1,185	1,185	54,510	36,417	116,979	153,396	153,396	250,000
60	25	1,185	1,185	56,880	38,774	128,462	167,237	167,237	250,000
61	26	1,185	1,185	59,250	41,223	141,003	182,226	182,226	250,000
62	27	1,185	1,185	61,620	43,769	154,709	198,478	198,478	254,052
63	28	1,185	1,185	63,990	46,406	169,654	216,060	216,060	272,235
64	29	1,185	1,185	66,360	49,131	185,925	235,056	235,056	291,470
65	30	1,185	1,185	68,730	51,947	203,642	255,590	255,590	311,819
66	31	1,185	1,185	71,100	54,859	222,936	277,795	277,795	333,354
67	32	1,185	1,185	73,470	57,865	243,931	301,797	301,797	359,138
68	33	1,185	1,185	75,840	60,969	266,777	327,746	327,746	386,741
69	34	1,185	1,185	78,210	64,173	291,636	355,809	355,809	416,296
70	35	1,185	1,185	80,580	67,481	318,683	386,164	386,164	447,950
71	36	1,185	1,185	82,950	70,895	348,114	419,009	419,009	481,861

LD18235T-2-05/11-IF
May 2, 2011 3:57:06 PM
Page 5 of 22
Issue State: NY
Version: 07.00.35.1090.4054 TCFMDIFS

Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life Insurance In Force Illustration Current Charges Detail Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $2,370.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (3.50%)
Separate Account Rate (10.00% Gross; 9.06% Net) (a)

Age	End of Year	Additional Fixed Planned Premium(b)	Additional Separate Account Planned Premium(b)	Cumulative Outlay	Fixed Value	Separate Account Value	Total Cash Value	Net Surrender Value	Death Benefit Proceeds
					------------End of Year----------				
72	37	1,185	1,185	85,320	74,431	380,188	454,618	454,618	513,719
73	38	1,185	1,185	87,690	78,094	415,159	493,253	493,253	547,510
74	39	1,185	1,185	90,060	81,893	453,312	535,205	535,205	583,373
75	40	1,185	1,185	92,430	85,837	494,964	580,801	580,801	621,457
76	41	1,185	1,185	94,800	89,938	540,472	630,410	630,410	661,930
77	42	1,185	1,185	97,170	94,172	590,005	684,177	684,177	718,386
78	43	1,185	1,185	99,540	98,540	643,911	742,451	742,451	779,573
79	44	1,185	1,185	101,910	103,046	702,562	805,608	805,608	845,888
80	45	1,185	1,185	104,280	107,692	766,363	874,055	874,055	917,758
81	46	1,185	1,185	106,650	112,481	835,751	948,232	948,232	995,644
82	47	1,185	1,185	109,020	117,417	911,197	1,028,614	1,028,614	1,080,045
83	48	1,185	1,185	111,390	122,501	993,214	1,115,714	1,115,714	1,171,500
84	49	1,185	1,185	113,760	127,735	1,082,347	1,210,082	1,210,082	1,270,586
85	50	1,185	1,185	116,130	133,121	1,179,183	1,312,304	1,312,304	1,377,919
86	51	1,185	1,185	118,500	138,660	1,284,351	1,423,011	1,423,011	1,494,161
87	52	1,185	1,185	120,870	144,353	1,398,526	1,542,879	1,542,879	1,620,023
88	53	1,185	1,185	123,240	150,201	1,522,433	1,672,635	1,672,635	1,756,266
89	54	1,185	1,185	125,610	156,204	1,656,852	1,813,056	1,813,056	1,903,709
90	55	1,185	1,185	127,980	162,363	1,802,624	1,964,987	1,964,987	2,063,236
91	56	1,185	1,185	130,350	168,678	1,960,656	2,129,335	2,129,335	2,235,802
92	57	1,185	1,185	132,720	175,275	2,133,423	2,308,698	2,308,698	2,401,046
93	58	1,185	1,185	135,090	182,184	2,322,597	2,504,781	2,504,781	2,579,924
94	59	1,185	1,185	137,460	189,442	2,530,089	2,719,531	2,719,531	2,773,921
95	60	1,185	1,185	139,830	197,090	2,758,089	2,955,179	2,955,179	2,984,731
96	61	1,185	1,185	142,200	205,177	3,009,114	3,214,291	3,214,291	3,214,291
97	62	1,185	1,185	144,570	213,546	3,282,882	3,496,428	3,496,428	3,496,428
98	63	1,185	1,185	146,940	222,209	3,581,453	3,803,662	3,803,662	3,803,662
99	64	1,185	1,185	149,310	231,175	3,907,074	4,138,249	4,138,249	4,138,249
100	65	1,185	1,185	151,680	240,455	4,262,196	4,502,651	4,502,651	4,502,651
101	66	1,185	1,185	154,050	249,737	4,643,464	4,893,201	4,893,201	4,942,133
102	67	1,185	1,185	156,420	259,315	5,058,426	5,317,740	5,317,740	5,370,918
103	68	1,185	1,185	158,790	269,197	5,510,009	5,779,206	5,779,206	5,836,998
104	69	1,185	1,185	161,160	279,392	6,001,388	6,280,780	6,280,780	6,343,587
105	70	1,185	1,185	163,530	289,907	6,536,007	6,825,914	6,825,914	6,894,173
106	71	1,185	1,185	165,900	300,750	7,117,601	7,418,350	7,418,350	7,492,534

LD18235T-2-05/11-IF
May 2, 2011 3:57:06 PM

Page 6 of 22

Issue State: NY
Version: 07.00.35.1090.4054 TCFMDIFS

Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life Insurance In Force Illustration Current Charges Detail Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $2,370.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (3.50%)
Separate Account Rate (10.00% Gross; 9.06% Net) (a)

					------------End of Year----------				
Age	End of Year	Additional Fixed Planned Premium(b)	Additional Separate Account Planned Premium(b)	Cumulative Outlay	Fixed Value	Separate Account Value	Total Cash Value	Net Surrender Value	Death Benefit Proceeds
107	72	1,185	1,185	168,270	311,928	7,750,210	8,062,138	8,062,138	8,142,759
108	73	1,185	1,185	170,640	323,450	8,438,209	8,761,660	8,761,660	8,849,276
109	74	1,185	1,185	173,010	335,323	9,186,336	9,521,659	9,521,659	9,616,876
110	75	1,185	1,185	175,380	347,554	9,999,712	10,347,267	10,347,267	10,450,739
111	76	1,185	1,185	177,750	360,151	10,883,879	11,244,030	11,244,030	11,356,470
112	77	0	0	177,750	372,757	11,869,958	12,242,715	12,242,715	12,365,142
113	78	0	0	177,750	385,803	12,945,376	13,331,180	13,331,180	13,464,491
114	79	0	0	177,750	399,306	14,118,227	14,517,534	14,517,534	14,662,709
115	80	0	0	177,750	413,282	15,397,339	15,810,621	15,810,621	15,968,727
116	81	0	0	177,750	427,747	16,792,338	17,220,084	17,220,084	17,392,286
117	82	0	0	177,750	442,718	18,313,724	18,756,442	18,756,442	18,944,006
118	83	0	0	177,750	458,213	19,972,946	20,431,160	20,431,160	20,635,472
119	84	0	0	177,750	474,251	21,782,496	22,256,746	22,256,746	22,479,314
120	85	0	0	177,750	490,850	23,755,990	24,246,840	24,246,840	24,489,308

LD18235T-2-05/11-IF
May 2, 2011 3:57:06 PM
Page 7 of 22
Issue State: NY
Version: 07.00.35.1090.4054 TCFMDIFS

Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life Insurance In Force Illustration Guaranteed Charges Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $2,370.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Hypothetical Rates Fixed Value Interest Rate (2.00%) Separate Account Rate (10.00% Gross; 9.06% Net) (a) ---End of Year--- Cash Value	Net Surrender Value	Death Benefit Proceeds
37	2	2,370	2,370	12,495	7,985	250,000
38	3	2,370	4,740	15,115	10,937	250,000
39	4	2,370	7,110	17,816	14,066	250,000
40	5	2,370	9,480	20,658	17,430	250,000
41	6	2,370	11,850	23,645	21,034	250,000
42	7	2,370	14,220	26,785	24,886	250,000
43	8	2,370	16,590	30,085	28,898	250,000
44	9	2,370	18,960	33,551	33,076	250,000
45	10	2,370	21,330	37,195	37,195	250,000
46	11	2,370	23,700	41,382	41,382	250,000
47	12	2,370	26,070	45,799	45,799	250,000
48	13	2,370	28,440	50,475	50,475	250,000
49	14	2,370	30,810	55,441	55,441	250,000
50	15	2,370	33,180	60,714	60,714	250,000
51	16	2,370	35,550	66,309	66,309	250,000
52	17	2,370	37,920	72,242	72,242	250,000
53	18	2,370	40,290	78,533	78,533	250,000
54	19	2,370	42,660	85,206	85,206	250,000
55	20	2,370	45,030	92,278	92,278	250,000
56	21	2,370	47,400	99,781	99,781	250,000
57	22	2,370	49,770	107,759	107,759	250,000
58	23	2,370	52,140	116,267	116,267	250,000
59	24	2,370	54,510	125,360	125,360	250,000
60	25	2,370	56,880	135,089	135,089	250,000
61	26	2,370	59,250	145,507	145,507	250,000
62	27	2,370	61,620	156,673	156,673	250,000
63	28	2,370	63,990	168,665	168,665	250,000
64	29	2,370	66,360	181,581	181,581	250,000
65	30	2,370	68,730	195,541	195,541	250,000
66	31	2,370	71,100	210,681	210,681	252,818
67	32	2,370	73,470	226,964	226,964	270,087
68	33	2,370	75,840	244,378	244,378	288,366
69	34	2,370	78,210	263,010	263,010	307,722
70	35	2,370	80,580	282,949	282,949	328,221
71	36	2,370	82,950	304,289	304,289	349,932

LD18235T-2-05/11-IF
May 2, 2011 3:57:06 PM
Page 8 of 22
Issue State: NY
Version: 07.00.35.1090.4054 TCFMDIFS

Transamerica Financial Life Insurance Company
TFLIC Freedom Elite Builder® II Variable Universal Life
Insurance In Force Illustration
Guaranteed Charges Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $2,370.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

				Hypothetical Rates Fixed Value Interest Rate (2.00%) Separate Account Rate (10.00% Gross; 9.06% Net) (a) ----End of Year----		
Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
72	37	2,370	85,320	327,215	327,215	369,753
73	38	2,370	87,690	351,877	351,877	390,583
74	39	2,370	90,060	378,459	378,459	412,521
75	40	2,370	92,430	407,176	407,176	435,678
76	41	2,370	94,800	438,272	438,272	460,186
77	42	2,370	97,170	471,597	471,597	495,177
78	43	2,370	99,540	507,293	507,293	532,658
79	44	2,370	101,910	545,504	545,504	572,779
80	45	2,370	104,280	586,380	586,380	615,699
81	46	2,370	106,650	630,076	630,076	661,579
82	47	2,370	109,020	676,754	676,754	710,592
83	48	2,370	111,390	726,590	726,590	762,919
84	49	2,370	113,760	779,748	779,748	818,735
85	50	2,370	116,130	836,387	836,387	878,206
86	51	2,370	118,500	896,658	896,658	941,490
87	52	2,370	120,870	960,705	960,705	1,008,740
88	53	2,370	123,240	1,028,674	1,028,674	1,080,108
89	54	2,370	125,610	1,100,711	1,100,711	1,155,747
90	55	2,370	127,980	1,176,962	1,176,962	1,235,810
91	56	2,370	130,350	1,257,616	1,257,616	1,320,497
92	57	2,370	132,720	1,345,661	1,345,661	1,399,487
93	58	2,370	135,090	1,442,268	1,442,268	1,485,536
94	59	2,370	137,460	1,548,846	1,548,846	1,579,823
95	60	2,370	139,830	1,667,104	1,667,104	1,683,775
96	61	2,370	142,200	1,799,120	1,799,120	1,799,120
97	62	2,370	144,570	1,941,711	1,941,711	1,941,711
98	63	2,370	146,940	2,095,736	2,095,736	2,095,736
99	64	2,370	149,310	2,262,123	2,262,123	2,262,123
100	65	2,370	151,680	2,441,876	2,441,876	2,441,876
101	66	2,370	154,050	2,626,379	2,626,379	2,652,643
102	67	2,370	156,420	2,824,520	2,824,520	2,852,765
103	68	2,370	158,790	3,037,247	3,037,247	3,067,619
104	69	2,370	161,160	3,265,566	3,265,566	3,298,221
105	70	2,370	163,530	3,510,542	3,510,542	3,545,648
106	71	2,370	165,900	3,773,307	3,773,307	3,811,040

LD18235T-2-05/11-IF
May 2, 2011 3:57:06 PM
Page 9 of 22
Issue State: NY
Version: 07.00.35.1090.4054 TCFMDIFS

Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life Insurance In Force Illustration Guaranteed Charges Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $2,370.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

				Hypothetical Rates Fixed Value Interest Rate (2.00%) Separate Account Rate (10.00% Gross; 9.06% Net) (a) ------------End of Year----------		
Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
107	72	2,370	168,270	4,055,046	4,055,046	4,095,597
108	73	2,370	170,640	4,357,008	4,357,008	4,400,579
109	74	2,370	173,010	4,680,505	4,680,505	4,727,310
110	75	2,370	175,380	5,026,911	5,026,911	5,077,180
111	76	2,370	177,750	5,397,667	5,397,667	5,451,643
112	77	0	177,750	5,828,616	5,828,616	5,886,902
113	78	0	177,750	6,294,540	6,294,540	6,357,485
114	79	0	177,750	6,798,290	6,798,290	6,866,273
115	80	0	177,750	7,342,948	7,342,948	7,416,378
116	81	0	177,750	7,931,849	7,931,849	8,011,168
117	82	0	177,750	8,568,599	8,568,599	8,654,285
118	83	0	177,750	9,257,097	9,257,097	9,349,668
119	84	0	177,750	10,001,563	10,001,563	10,101,579
120	85	0	177,750	10,806,559	10,806,559	10,914,625

LD18235T-2-05/11-IF
May 2, 2011 3:57:06 PM
Page 10 of 22
Issue State: NY
Version: 07.00.35.1090.4054 TCFMDIFS

Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life Insurance In Force Illustration Guaranteed Charges Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $2,370.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (0.00%)
Separate Account Rate (0.00% Gross; -0.94% Net) (a)
------------End of Year----------

Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
37	2	2,370	2,370	11,392	6,882	250,000
38	3	2,370	4,740	12,765	8,587	250,000
39	4	2,370	7,110	14,066	10,315	250,000
40	5	2,370	9,480	15,343	12,115	250,000
41	6	2,370	11,850	16,591	13,980	250,000
42	7	2,370	14,220	17,804	15,905	250,000
43	8	2,370	16,590	18,976	17,789	250,000
44	9	2,370	18,960	20,100	19,625	250,000
45	10	2,370	21,330	21,173	21,173	250,000
46	11	2,370	23,700	22,531	22,531	250,000
47	12	2,370	26,070	23,831	23,831	250,000
48	13	2,370	28,440	25,084	25,084	250,000
49	14	2,370	30,810	26,299	26,299	250,000
50	15	2,370	33,180	27,468	27,468	250,000
51	16	2,370	35,550	28,579	28,579	250,000
52	17	2,370	37,920	29,616	29,616	250,000
53	18	2,370	40,290	30,566	30,566	250,000
54	19	2,370	42,660	31,417	31,417	250,000
55	20	2,370	45,030	32,144	32,144	250,000
56	21	2,370	47,400	32,734	32,734	250,000
57	22	2,370	49,770	33,182	33,182	250,000
58	23	2,370	52,140	33,494	33,494	250,000
59	24	2,370	54,510	33,672	33,672	250,000
60	25	2,370	56,880	33,691	33,691	250,000
61	26	2,370	59,250	33,516	33,516	250,000
62	27	2,370	61,620	33,105	33,105	250,000
63	28	2,370	63,990	32,417	32,417	250,000
64	29	2,370	66,360	31,424	31,424	250,000
65	30	2,370	68,730	30,107	30,107	250,000
66	31	2,370	71,100	28,447	28,447	250,000
67	32	2,370	73,470	26,432	26,432	250,000
68	33	2,370	75,840	24,037	24,037	250,000
69	34	2,370	78,210	21,229	21,229	250,000
70	35	2,370	80,580	17,944	17,944	250,000
71	36	2,370	82,950	14,088	14,088	250,000

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Issue State: NY
Version: 07.00.35.1090.4054 TCFMDIFS

Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life Insurance In Force Illustration Guaranteed Charges Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $2,370.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

			Hypothetical Rates Fixed Value Interest Rate (0.00%) Separate Account Rate (0.00% Gross; -0.94% Net) (a)			
			------------End of Year----------			
Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
72	37	2,370	85,320	9,519	9,519	250,000
73	38	2,370	87,690	4,085	4,085	250,000

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Issue State: NY
Version: 07.00.35.1090.4054 TCFMDIFS

Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life
Insurance In Force Illustration
Guaranteed Charges Detail Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $2,370.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (2.00%)
Separate Account Rate (10.00% Gross; 9.06% Net) (a)

Age	End of Year	Additional Fixed Planned Premium(b)	Additional Separate Account Planned Premium(b)	Cumulative Outlay	Fixed Value	Separate Account Value (End of Year)	Total Cash Value (End of Year)	Net Surrender Value (End of Year)	Death Benefit Proceeds (End of Year)
37	2	1,185	1,185	2,370	1,107	11,388	12,495	7,985	250,000
38	3	1,185	1,185	4,740	2,193	12,921	15,115	10,937	250,000
39	4	1,185	1,185	7,110	3,261	14,555	17,816	14,066	250,000
40	5	1,185	1,185	9,480	4,326	16,332	20,658	17,430	250,000
41	6	1,185	1,185	11,850	5,391	18,254	23,645	21,034	250,000
42	7	1,185	1,185	14,220	6,461	20,324	26,785	24,886	250,000
43	8	1,185	1,185	16,590	7,536	22,548	30,085	28,898	250,000
44	9	1,185	1,185	18,960	8,618	24,933	33,551	33,076	250,000
45	10	1,185	1,185	21,330	9,708	27,487	37,195	37,195	250,000
46	11	1,185	1,185	23,700	10,902	30,480	41,382	41,382	250,000
47	12	1,185	1,185	26,070	12,109	33,690	45,799	45,799	250,000
48	13	1,185	1,185	28,440	13,333	37,142	50,475	50,475	250,000
49	14	1,185	1,185	30,810	14,579	40,863	55,441	55,441	250,000
50	15	1,185	1,185	33,180	15,845	44,869	60,714	60,714	250,000
51	16	1,185	1,185	35,550	17,131	49,178	66,309	66,309	250,000
52	17	1,185	1,185	37,920	18,435	53,808	72,242	72,242	250,000
53	18	1,185	1,185	40,290	19,756	58,777	78,533	78,533	250,000
54	19	1,185	1,185	42,660	21,096	64,110	85,206	85,206	250,000
55	20	1,185	1,185	45,030	22,451	69,827	92,278	92,278	250,000
56	21	1,185	1,185	47,400	23,822	75,959	99,781	99,781	250,000
57	22	1,185	1,185	49,770	25,214	82,545	107,759	107,759	250,000
58	23	1,185	1,185	52,140	26,631	89,635	116,267	116,267	250,000
59	24	1,185	1,185	54,510	28,078	97,283	125,360	125,360	250,000
60	25	1,185	1,185	56,880	29,555	105,534	135,089	135,089	250,000
61	26	1,185	1,185	59,250	31,066	114,441	145,507	145,507	250,000
62	27	1,185	1,185	61,620	32,612	124,062	156,673	156,673	250,000
63	28	1,185	1,185	63,990	34,197	134,469	168,665	168,665	250,000
64	29	1,185	1,185	66,360	35,829	145,753	181,581	181,581	250,000
65	30	1,185	1,185	68,730	37,517	158,025	195,541	195,541	250,000
66	31	1,185	1,185	71,100	39,272	171,410	210,681	210,681	252,818
67	32	1,185	1,185	73,470	41,070	185,895	226,964	226,964	270,087
68	33	1,185	1,185	75,840	42,893	201,485	244,378	244,378	288,366
69	34	1,185	1,185	78,210	44,743	218,267	263,010	263,010	307,722
70	35	1,185	1,185	80,580	46,620	236,329	282,949	282,949	328,221
71	36	1,185	1,185	82,950	48,523	255,766	304,289	304,289	349,932

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Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life Insurance In Force Illustration Guaranteed Charges Detail Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $2,370.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (2.00%)
Separate Account Rate (10.00% Gross; 9.06% Net) (a)
------------End of Year----------

Age	End of Year	Additional Fixed Planned Premium(b)	Additional Separate Account Planned Premium(b)	Cumulative Outlay	Fixed Value	Separate Account Value	Total Cash Value	Net Surrender Value	Death Benefit Proceeds
72	37	1,185	1,185	85,320	50,465	276,750	327,215	327,215	369,753
73	38	1,185	1,185	87,690	52,450	299,427	351,877	351,877	390,583
74	39	1,185	1,185	90,060	54,486	323,973	378,459	378,459	412,521
75	40	1,185	1,185	92,430	56,583	350,593	407,176	407,176	435,678
76	41	1,185	1,185	94,800	58,749	379,523	438,272	438,272	460,186
77	42	1,185	1,185	97,170	60,941	410,656	471,597	471,597	495,177
78	43	1,185	1,185	99,540	63,157	444,136	507,293	507,293	532,658
79	44	1,185	1,185	101,910	65,392	480,112	545,504	545,504	572,779
80	45	1,185	1,185	104,280	67,644	518,736	586,380	586,380	615,699
81	46	1,185	1,185	106,650	69,907	560,168	630,076	630,076	661,579
82	47	1,185	1,185	109,020	72,179	604,575	676,754	676,754	710,592
83	48	1,185	1,185	111,390	74,456	652,134	726,590	726,590	762,919
84	49	1,185	1,185	113,760	76,733	703,015	779,748	779,748	818,735
85	50	1,185	1,185	116,130	79,003	757,384	836,387	836,387	878,206
86	51	1,185	1,185	118,500	81,259	815,398	896,658	896,658	941,490
87	52	1,185	1,185	120,870	83,494	877,211	960,705	960,705	1,008,740
88	53	1,185	1,185	123,240	85,701	942,974	1,028,674	1,028,674	1,080,108
89	54	1,185	1,185	125,610	87,871	1,012,840	1,100,711	1,100,711	1,155,747
90	55	1,185	1,185	127,980	89,997	1,086,965	1,176,962	1,176,962	1,235,810
91	56	1,185	1,185	130,350	92,077	1,165,539	1,257,616	1,257,616	1,320,497
92	57	1,185	1,185	132,720	94,303	1,251,358	1,345,661	1,345,661	1,399,487
93	58	1,185	1,185	135,090	96,710	1,345,559	1,442,268	1,442,268	1,485,536
94	59	1,185	1,185	137,460	99,336	1,449,510	1,548,846	1,548,846	1,579,823
95	60	1,185	1,185	139,830	102,229	1,564,874	1,667,104	1,667,104	1,683,775
96	61	1,185	1,185	142,200	105,443	1,693,677	1,799,120	1,799,120	1,799,120
97	62	1,185	1,185	144,570	108,723	1,832,989	1,941,711	1,941,711	1,941,711
98	63	1,185	1,185	146,940	112,067	1,983,668	2,095,736	2,095,736	2,095,736
99	64	1,185	1,185	149,310	115,480	2,146,643	2,262,123	2,262,123	2,262,123
100	65	1,185	1,185	151,680	118,961	2,322,916	2,441,876	2,441,876	2,441,876
101	66	1,185	1,185	154,050	122,060	2,504,319	2,626,379	2,626,379	2,652,643
102	67	1,185	1,185	156,420	125,189	2,699,331	2,824,520	2,824,520	2,852,765
103	68	1,185	1,185	158,790	128,344	2,908,903	3,037,247	3,037,247	3,067,619
104	69	1,185	1,185	161,160	131,524	3,134,042	3,265,566	3,265,566	3,298,221
105	70	1,185	1,185	163,530	134,726	3,375,816	3,510,542	3,510,542	3,545,648
106	71	1,185	1,185	165,900	137,948	3,635,360	3,773,307	3,773,307	3,811,040

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Issue State: NY
Version: 07.00.35.1090.4054 TCFMDIFS

Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life
Insurance In Force Illustration
Guaranteed Charges Detail Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $2,370.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (2.00%)
Separate Account Rate (10.00% Gross; 9.06% Net) (a)

Age	End of Year	Additional Fixed Planned Premium(b)	Additional Separate Account Planned Premium(b)	Cumulative Outlay	Fixed Value	Separate Account Value (End of Year)	Total Cash Value (End of Year)	Net Surrender Value (End of Year)	Death Benefit Proceeds (End of Year)
107	72	1,185	1,185	168,270	141,185	3,913,861	4,055,046	4,055,046	4,095,597
108	73	1,185	1,185	170,640	144,436	4,212,572	4,357,008	4,357,008	4,400,579
109	74	1,185	1,185	173,010	147,697	4,532,808	4,680,505	4,680,505	4,727,310
110	75	1,185	1,185	175,380	150,963	4,875,948	5,026,911	5,026,911	5,077,180
111	76	1,185	1,185	177,750	154,230	5,243,436	5,397,667	5,397,667	5,451,643
112	77	0	0	177,750	157,315	5,671,301	5,828,616	5,828,616	5,886,902
113	78	0	0	177,750	160,461	6,134,079	6,294,540	6,294,540	6,357,485
114	79	0	0	177,750	163,670	6,634,620	6,798,290	6,798,290	6,866,273
115	80	0	0	177,750	166,944	7,176,005	7,342,948	7,342,948	7,416,378
116	81	0	0	177,750	170,283	7,761,567	7,931,849	7,931,849	8,011,168
117	82	0	0	177,750	173,688	8,394,910	8,568,599	8,568,599	8,654,285
118	83	0	0	177,750	177,162	9,079,935	9,257,097	9,257,097	9,349,668
119	84	0	0	177,750	180,705	9,820,858	10,001,563	10,001,563	10,101,579
120	85	0	0	177,750	184,319	10,622,240	10,806,559	10,806,559	10,914,625

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Issue State: NY
Version: 07.00.35.1090.4054 TCFMDIFS

Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life Insurance In Force Illustration
Guaranteed Charges Ledger with 100% Allocation to Subaccounts

Primary Insured: Insured Name	Annual Premium: $2,370.00
Male Preferred Elite	Specified Amount: $250,000
Fixed Account Allocation: 50%	Death Benefit Option: Level
Subaccount Allocation: 50%	Riders (c): None

				Hypothetical Rates Separate Account Rate (0.00% Gross; -0.94% Net) (a) ------------End of Year----------			
Age	End of Year	Cumulative Outlay	Additional Planned Premium(b)	Cash Value	Net Surrender Value	Death Benefit Proceeds
37	2	2,370	2,370	11,371	6,861	250,000
38	3	2,370	4,740	12,704	8,527	250,000
39	4	2,370	7,110	13,948	10,197	250,000
40	5	2,370	9,480	15,152	11,923	250,000
41	6	2,370	11,850	16,309	13,698	250,000
42	7	2,370	14,220	17,418	15,519	250,000
43	8	2,370	16,590	18,471	17,284	250,000
44	9	2,370	18,960	19,463	18,989	250,000
45	10	2,370	21,330	20,392	20,392	250,000
46	11	2,370	23,700	21,592	21,592	250,000
47	12	2,370	26,070	22,721	22,721	250,000
48	13	2,370	28,440	23,790	23,790	250,000
49	14	2,370	30,810	24,809	24,809	250,000
50	15	2,370	33,180	25,771	25,771	250,000
51	16	2,370	35,550	26,662	26,662	250,000
52	17	2,370	37,920	27,469	27,469	250,000
53	18	2,370	40,290	28,180	28,180	250,000
54	19	2,370	42,660	28,781	28,781	250,000
55	20	2,370	45,030	29,251	29,251	250,000
56	21	2,370	47,400	29,574	29,574	250,000
57	22	2,370	49,770	29,750	29,750	250,000
58	23	2,370	52,140	29,785	29,785	250,000
59	24	2,370	54,510	29,680	29,680	250,000
60	25	2,370	56,880	29,413	29,413	250,000
61	26	2,370	59,250	28,950	28,950	250,000
62	27	2,370	61,620	28,248	28,248	250,000
63	28	2,370	63,990	27,268	27,268	250,000
64	29	2,370	66,360	25,983	25,983	250,000
65	30	2,370	68,730	24,378	24,378	250,000
66	31	2,370	71,100	22,436	22,436	250,000
67	32	2,370	73,470	20,146	20,146	250,000
68	33	2,370	75,840	17,487	17,487	250,000
69	34	2,370	78,210	14,429	14,429	250,000
70	35	2,370	80,580	10,909	10,909	250,000
71	36	2,370	82,950	6,837	6,837	250,000

This ledger assumes all net premiums are allocated to the Separate Account regardless of whether net premiums are allocated to the Fixed Account.

LD18235T-2-05/11-IF | Issue State: NY
May 2, 2011 3:57:06 PM | Page 16 of 22 | Version: 07.00.35.1090.4054 TCFMDIFS

Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life Insurance In Force Illustration
Guaranteed Charges Ledger with 100% Allocation to Subaccounts

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $2,370.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

				Hypothetical Rates Separate Account Rate (0.00% Gross; -0.94% Net) (a)		
				------------End of Year----------		
Age	End of Year	Cumulative Outlay	Additional Planned Premium(b)	Cash Value	Net Surrender Value	Death Benefit Proceeds
72	37	2,370	85,320	2,073	2,073	250,000

This ledger assumes all net premiums are allocated to the Separate Account regardless of whether net premiums are allocated to the Fixed Account.

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Page 17 of 22
Issue State: NY
Version: 07.00.35.1090.4054 TCFMDIFS

Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life Insurance In Force Illustration Supplemental Footnotes and Additional Information

Primary Insured: Insured Name	Annual Premium: $2,370.00
Male Preferred Elite	Specified Amount: $250,000
Fixed Account Allocation: 50%	Death Benefit Option: Level
Subaccount Allocation: 50%	Riders (c): None

(a) The hypothetical gross rates of return are reduced by the weighted average of the annual management fees and expenses of all the subaccounts selected. The current mortality and expense risk charge is 0.75% in Policy years 1-10. We may reduce this charge to 0.60% in Policy years 11-15, 0.30% in Policy years 16-20 and 0.00% in Policy years 21+ but we do not guarantee that we will do so. The guaranteed mortality and expense risk charge is 0.90% in all Policy years. An approximation of these charges is reflected in both the current and guaranteed charges ledgers.

The selected subaccount annual management fees and expenses used to determine the weighted average as of December 31, 2010 are:

Subaccount	Subaccount Allocation Percentage	Total Subaccount Management Fees and Expenses
Transamerica AEGON Active Asset Allocation - Conservative VP	0.00%	0.73%
Transamerica AEGON Active Asset Allocation - Moderate Growth VP	0.00%	0.74%
Transamerica AEGON Active Asset Allocation - Moderate VP	0.00%	0.74%
Transamerica AEGON High Yield Bond VP	0.14%	0.73%
Transamerica AEGON Money Market VP	1.37%	0.40%
Transamerica AEGON U.S. Government Securities VP	0.08%	0.61%
Transamerica AllianceBernstein Dynamic Allocation VP	0.06%	1.05%
Transamerica Asset Allocation - Conservative VP	0.79%	0.85%
Transamerica Asset Allocation - Growth VP	20.86%	1.04%
Transamerica Asset Allocation - Moderate Growth VP	20.84%	0.95%
Transamerica Asset Allocation - Moderate VP	5.60%	0.90%
Transamerica BlackRock Global Allocation VP	0.00%	0.83%
Transamerica BlackRock Large Cap Value VP	1.11%	0.79%
Transamerica BlackRock Tactical Allocation VP	0.00%	0.93%
Transamerica Clarion Global Real Estate Securities VP	1.26%	0.90%
Transamerica Efficient Markets VP	0.01%	0.75%
Transamerica Foxhall Emerging Markets/Pacific RIM VP	0.54%	1.39%
Transamerica Foxhall Global Commodities & Hard Assets VP	0.20%	1.48%
Transamerica Foxhall Global Conservative VP	0.05%	1.21%
Transamerica Foxhall Global Growth VP	0.62%	1.37%
Transamerica Hanlon Balanced VP	0.22%	1.33%
Transamerica Hanlon Growth and Income VP	0.20%	1.34%
Transamerica Hanlon Growth VP	0.47%	1.34%
Transamerica Hanlon Managed Income VP	0.75%	1.24%
Transamerica Index 50 VP	0.01%	0.50%
Transamerica Index 75 VP	0.02%	0.46%
Transamerica International Moderate Growth VP	1.31%	1.05%
Transamerica Jennison Growth VP	0.19%	0.79%
Transamerica JPMorgan Core Bond VP	0.70%	0.57%
Transamerica JPMorgan Enhanced Index VP	0.11%	0.84%
Transamerica JPMorgan Tactical Allocation VP	1.31%	0.91%
Transamerica MFS International Equity VP	1.83%	1.05%
Transamerica Morgan Stanley Capital Growth VP	1.73%	0.90%
Transamerica Morgan Stanley Growth Opportunities VP	4.07%	0.87%
Transamerica Morgan Stanley Mid-Cap Growth VP	7.26%	0.90%
Transamerica Multi-Managed Balanced VP	1.10%	0.83%
Transamerica Multi Managed Large Cap Core VP	0.17%	0.84%
Transamerica PIMCO Total Return VP	0.23%	0.69%
Transamerica Systematic Small/Mid Cap Value VP	1.77%	0.86%
Transamerica T. Rowe Price Small Cap VP	1.54%	0.84%
Transamerica Third Avenue Value VP	2.56%	0.90%
Transamerica WMC Diversified Equity VP	4.00%	0.83%
Transamerica WMC Diversified Growth VP	12.41%	0.78%

LD18235T-2-05/11-IF Issue State: NY
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Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life
Insurance In Force Illustration
Supplemental Footnotes and Additional Information

Primary Insured: Insured Name	Annual Premium: $2,370.00
Male Preferred Elite	Specified Amount: $250,000
Fixed Account Allocation: 50%	Death Benefit Option: Level
Subaccount Allocation: 50%	Riders (c): None

ProFund VP Asia 30	0.11%	1.68%
ProFund VP Basic Materials	0.22%	1.68%
ProFund VP Bull	0.03%	1.68%
ProFund VP Consumer Services	0.01%	1.68%
ProFund VP Emerging Markets	0.83%	1.68%
ProFund VP Europe 30	0.00%	1.68%
ProFund VP Falling U.S. Dollar	0.01%	1.68%
ProFund VP Financials	0.05%	1.68%
ProFund VP International	0.03%	1.68%
ProFund VP Japan	0.01%	1.68%
ProFund VP Mid-Cap	0.25%	1.68%
ProFund VP Money Market	0.03%	1.35%
ProFund VP NASDAQ-100	0.08%	1.68%
ProFund VP Oil & Gas	0.15%	1.68%
ProFund VP Pharmaceuticals	0.01%	1.68%
ProFund VP Precious Metals	0.18%	1.68%
ProFund VP Short Emerging Markets	0.00%	1.68%
ProFund VP Short International	0.02%	1.68%
ProFund VP Short NASDAQ-100	0.03%	1.68%
ProFund VP Short Small-Cap	0.05%	1.68%
ProFund VP Small-Cap	0.06%	1.68%
ProFund VP Small-Cap Value	0.07%	1.68%
ProFund VP Telecommunications	0.02%	1.68%
ProFund VP U.S. Government Plus	0.07%	1.38%
ProFund VP UltraSmall-Cap	0.00%	1.68%
ProFund VP Utilities	0.01%	1.68%
Fidelity VIP Index 500 Portfolio	0.22%	0.35%
Access VP High Yield Fund	0.01%	1.68%
AllianceBernstein Balanced Wealth Strategy Portfolio	0.00%	0.93%
Franklin Templeton VIP Founding Funds Allocation Fund	0.00%	1.12%

(b) The Additional Planned Premium column does not include premiums paid up to the illustration date. The Additional Planned Premiums shown include any scheduled premiums obtained through information you provided for the illustration. All illustrated values and benefits are shown as of the end of each Policy Year. Values and premiums are rounded to the nearest dollar.

This Illustration assumes all net premiums (premiums, less any premium expense charges) are allocated among the Fixed Account and/or the variable subaccounts of the Separate Account. Cash values are illustrated after Monthly Deductions, as noted below. The Net Surrender Value illustrated is the Cash Value, less any applicable surrender charges and loans.

The current charges illustration reflects current charges, and the guaranteed charges illustration reflects guaranteed charges. These charges are:

- A mortality and expense risk charge assessed against each subaccount:
  - Current:
    - 0.75% in Policy years 1-10
    - 0.60% in Policy years 11-15
    - 0.30% in Policy years 16-20
    - 0.00% thereafter
  - Guaranteed:
    - 0.90% in all Policy years

- The current and guaranteed premium expense charge (on all premium payments):

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Issue State: NY
Version: 07.00.35.1090.4054 TCFMDIFS

Transamerica Financial Life Insurance Company
TFLIC Freedom Elite Builder® II Variable Universal Life
Insurance In Force Illustration
Supplemental Footnotes and Additional Information

Primary Insured: Insured Name	Annual Premium: $2,370.00
Male Preferred Elite	Specified Amount: $250,000
Fixed Account Allocation: 50%	Death Benefit Option: Level
Subaccount Allocation: 50%	Riders (c): None

- Policies with a specified amount of less than $250,000:
  - 6.00% in Policy years 1 - 10
  - 2.50% thereafter
- Policies with a specified amount of $250,000 - $499,999:
  - 3.00% in Policy years 1 - 10
  - 2.50% thereafter
- There is no premium expense charge for policies with a specified amount of $500,000+

- Monthly Deductions for:
  - The cost of insurance
  - The monthly Policy charge:
    - Current:
      - $10.00 per month through age 110
      - $0.00 per month thereafter
    - Guaranteed:
      - $12.00 per month through age 110
      - $0.00 per month thereafter
  - The monthly per unit charge (a charge per $1,000 of specified amount for the first 10 Policy years and the first 10 years after any specified amount increase)
  - Any riders illustrated.

- A surrender charge per $1,000 of specified amount is applied to a full surrender in the first 10 Policy years and 10 years from the date of any specified amount increase.

The current interest rate for net premiums applied to the Fixed Account after 9/1/10 is 3.50% and is subject to change. The previous rate of 4.10% applies to existing cash value in the Fixed Account until the next anniversary of each premium. The guaranteed minimum interest rate is 2.00%.

Based on actual premium payments, the Minimum No Lapse Guarantee is no longer in effect. Without the payment of additional premiums, the policy may lapse in the years shown based primarily on activities illustrated and the following assumptions:

- At a 0.00% Gross (-0.94% Net) Rate of Return and Guaranteed Charges, the policy may lapse in Policy year 39.

(c) **Rider(s) Illustrated:** None

At a 0.00% Gross (-0.94% Net) Rate of Return and Guaranteed Charges, the policy may lapse in Policy year 39.

Actual rates of return may be more or less than those shown, and will depend upon a number of factors, including the actual premiums paid by the Policy Owner and the actual investment returns of the subaccounts selected. This illustration uses hypothetical rates of return over all years for the Separate Account. No representations are made by Transamerica Financial Life Insurance Company or the Funds, that the hypothetical rates of return can be achieved during any one year or sustained over any period of time.

Information regarding a Modified Endowment Contract:

Amounts withdrawn or borrowed from a Modified Endowment Contract ("MEC"), or the pledge of a MEC, prior to the death of the Insured will be taxable to the extent of any gain in the contract. In addition, if the owner is not yet 59½ or if the owner is not an individual (such as a trust, for example), the taxable amounts may be subject to a 10% penalty tax. Under the Federal Income Tax Law, a life insurance contract becomes a MEC when actual premiums paid exceed a specified 7-Pay premium limit applicable initially for the first seven policy years and may also become a MEC when there are certain changes to policy benefits. New 7-Pay premium limits for succeeding seven-year periods may be established for the policy as

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Issue State: NY
Version: 07.00.35.1090.4054 TCFMDIFS

Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life Insurance In Force Illustration Supplemental Footnotes and Additional Information

Primary Insured: Insured Name	Annual Premium: $2,370.00
Male Preferred Elite	Specified Amount: $250,000
Fixed Account Allocation: 50%	Death Benefit Option: Level
Subaccount Allocation: 50%	Riders (c): None

a result of certain changes in policy terms or benefits. All MECs issued by Transamerica Financial Life Insurance Company and its affiliates to the same owner during any calendar year will be treated as one MEC. If there is an IRC Section 1035 Exchange of a life insurance contract that is not a MEC for another life insurance contract, a certain portion of the cash value exchanged will apply annually towards the annual 7-Pay premium limit of the new policy in determining whether the new contract is a MEC. If the original policy was a MEC, the new policy received in exchange will also be a MEC. You should consult with and rely on your qualified tax advisor as to the implications of any withdrawal, loan, surrender, pledge, exchange or collateral assignment of a life insurance policy.

Based on the premium payments and activities illustrated, this policy will not become a Modified Endowment Contract ("MEC").

Target: Used for administrative purposes.

Guideline Premium Test: Under the Federal Income Tax Law, the Guideline Level Premium (**GL Annual**) is the maximum level annual Premium that can be paid into the policy on an annual basis and still have it qualify as a life insurance contract. The Guideline Single Premium (**GL Single**) is the maximum single Premium that can be paid into the policy at issue and still have it qualify as a life insurance contract. Premiums paid into the policy at any date can never exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Premiums to such date. Guideline premium limits for the policy may change as a result of changes in policy terms or benefits.

To ensure compliance with federal income tax law, Transamerica Financial Life Insurance Company will monitor the level of death benefit and premiums, and reserves the right to adjust the death benefit and limit or refund any amount of premium, to preserve the qualification of the policy as a life insurance contract for federal income tax purposes.

Transamerica Financial Life Insurance Company and its agents cannot give tax, legal or accounting advice. Please consult your attorney, accountant or personal tax advisor. For information about the taxation of life insurance policies, please refer to the prospectus.

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Transamerica Financial Life Insurance Company

TFLIC Freedom Elite Builder® II Variable Universal Life Insurance In Force Illustration Policy Summary

Primary Insured: Insured Name	Annual Premium: $2,370.00
Male Preferred Elite	Specified Amount: $250,000
Fixed Account Allocation: 50%	Death Benefit Option: Level
Subaccount Allocation: 50%	Riders (c): None

Coverage	Amount	Issue Date	Mature Date	Issue Age	Curr Age	Gender	Risk Class	Table Rating	Flat Extra	Flat Extra Expire Date
Base	$250,000.00	05/02/2011	05/02/2096	35	36	Male	Preferred Elite	None	$0.00	05/02/2011

Rider(s) Illustrated: None

		This column shows current policy data as of the date of the illustration.	**This column shows policy data assuming potential changes and as illustrated in the preceding ledgers.**
DEFRA/TAMRA/MAP Guidelines	Guideline Annual Premium	$10,000.00	$10,000.00
	Guideline Single Premium	$100,000.00	$100,000.00
	Additional DEFRA Allowable	$100,000.00	$100,000.00
	7-Pay Premium	$15,000.00	$15,000.00
	Additional TAMRA Allowable	$30,000.00	$30,000.00
	Target Premium	$2,000.00	$2,000.00
	Minimum Annual Premium (MAP)	$2,000.00	$2,000.00
	MAP Accumulation	$4,000.00	$4,000.00
Policy Values and Benefits	Death Benefit without Riders	$250,000.00	$250,000.00
	Net Amount at Risk	$240,000.00	$240,000.00
	Cash Value	$10,000.00	$10,000.00
	Surrender Charge	$4,747.50	$4,747.50
	Cash Surrender Value	$5,252.50	$5,252.50
	Cost Basis	$0.00	$0.00
	Gain/Loss	$10,000.00	$10,000.00
	Loan Payoff	$0.00	$0.00
	Total Withdrawals	$0.00	$0.00
	Dump-In Premium	N/A	$0.00
	Gross Transfer	$0.00	$0.00
	Net Transfer	$0.00	$0.00

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Issue State: NY
Version: 07.00.35.1090.4054 TCFMDIFS

PART C - OTHER INFORMATION
Item 26.                    Exhibits
(a)		Resolution of the Board of Directors of Transamerica establishing the separate account (1)
(b)		Not Applicable
(c)		Distribution of Policies
	(i)	Form of Master Service and Distribution Compliance Agreement (1)

	(ii)	Form of Broker/Dealer Supervisory and Service Agreement (1)
	(iii)	Amended and Restated Principal Underwriting Agreement dated January 25, 2005.Principal Underwriting Agreement (1 3 )
	(i v)	First Amendment No. 1 to Principal Underwriting Agreement (1 3 )
	( v)	Amendment No. 2 and Novation to the amended and restated Principal Underwriting Agreement dated May 1, 2007 to Principal Underwriting Agreement with Transamerica Capital, Inc. (1 3 )
	( vi)	Amendment No. 3 to the amended and restated Principal Underwriting Agreement dated Nov. 1, 2007 (1 3 )
	(vii)	Amendment No. 4 to the amended and restated Principal Underwriting Agreement dated May 1, 2008 (1 3 )
(d)		Policies
	(i)	Specimen Flexible Premium Variable Life Insurance Policy (9)
	(ii)	Children’s Insurance Rider (4)
	(iii)	Disability Waiver of Monthly Deductions Rider (9)
	(iv)	Accidental Death Benefit Rider (9)
	(v)	Primary Insured Rider Plus (9)
	(vi)	Other Insured Rider (9)
	(vii)	Terminal Illness Accelerated Death Benefit Rider (4)
	(viii)	Endorsement – Asset Rebalancing (4)
	(ix)	Endorsement – Dollar Cost Averaging (9)
	(x)	Disability Waiver of Premium Rider (9)
	(xi)	Inflation Fighter Rider Level Premium (9)
	(xii)	Insurance on Minors Endorsement (9)
(e)		Application for Flexible Premium Variable Life Insurance Policy (9)
(f)	(i)	Certificate of Incorporation of AUSA Life (1)
	(ii)	Amended and Restated By-Laws of AUSA Life (1)
(g)		Reinsurance Contracts
(i)
Reinsurance Treaty dated May 1, 1999 Among AUSA Life, Phoenix Home Life Mutual Insurance Company, Swiss Re Life & Health America, Inc., The Lincoln National Life Insurance Company and Transamerica Occidental Life Insurance Company and Amendments Thereto (7)

(h)		Participation Agreements
	(i)	Participation Agreement Among AUSA Life Insurance Company, Inc., Western Reserve Life Assurance Co. of Ohio and WRL Series Fund, Inc. (5)
	(ii)	Amendment No. 30 to Participation Agreement Among AEGON/Transamerica Series Fund, Inc. and Transamerica and other AEGON affiliated Companies dated June 10, 2004 (11)
	(iii)	Amendment No. 31 to Participation Agreement Among AEGON/Transamerica Series Fund, Inc. and Transamerica and other AEGON affiliated Companies dated October 22, 2004 (11)
	(iv)	Amendment No. 32 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated May 1, 2005 (12)
	(v)	Amendment No. 33 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated September 1, 2005 (12)
	(vi)	Amendment No. 34 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated May 1, 2006 (13)
	(vii)	Amendment No. 35 to Participation Agreement Among AEGON/Transamerica Series Trust and Transamerica and other AEGON Affiliated Companies dated July 30, 2007 (13)
(viii)
Amendment No. 36 to Participation Agreement among Transamerica Series Trust, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company, and Transamerica Occidental Life Insurance Company dated May 1, 2008 (19)

(ix)
Amendment No. 37 to Participation Agreement among Transamerica Series Trust, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Monumental Life Insurance Company dated October 1, 2008 (20)

(x)
Amendment No. 38 to Participation Agreement among Transamerica Series Trust, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Monumental Life Insurance Company dated November 1, 2008 (21)

(xi)
Amendment No. 39 to Participation Agreement among Transamerica Series Trust, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Monumental Life Insurance Company dated December 8, 2008 (28)

(xii)	Amendment No. 40 to Participation Agreement among Transamerica Series Trust, Transamerica Financial Life Insurance Co., and Monumental Life Insurance Company dated May 1, 2009 (14)
(xiii)	Amendment No. 41 to Participation Agreement among Transamerica Series Trust, Transamerica Financial Life Insurance Co. and Monumental Life Insurance Company dated November 1, 2009 (15)
(xiv)
Amendment No. 42 to Participation Agreement between Transamerica Series Trust, Transamerica Life Insurance Co., Transamerica Financial Life Insurance Co. and Monumental Life Insurance Company dated May 1, 2010 (27)

(xv)
Amendment No. 43 to Participation Agreement among Transamerica Series Trust, Transamerica Financial Life Insurance Company, Transamerica Life Insurance Company and Monumental Life Insurance Company dated August 17, 2010 (16)

(xvi)
Amendment No. 44 to Participation Agreement among Transamerica Series Trust, Transamerica Financial Life Insurance Company, Transamerica Life Insurance Company and Monumental Life Insurance Company dated May 1, 2011 (16)

(xvii)
Amendment No. 45 to Participation Agreement among Transamerica Series Trust, Transamerica Financial Life Insurance Company, Transamerica Life Insurance Company and Monumental Life Insurance Company dated May 15, 2011 (18)

(xviii)
Amendment No. 46 to Participation Agreement among Transamerica Series Trust, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Monumental Life Insurance Company dated December 30, 2011 (22)

(xix)
Amendment No. 47 to Participation Agreement among Transamerica Series Trust, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Monumental Life Insurance Company dated May 1, 2012 (23)

(xx)
Amendment No. 48 to Participation Agreement among Transamerica Series Trust, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Monumental Life Insurance Company dated September 17, 2012 (24)

(xxi)
Participation Agreement Among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company and Western Reserve Life Assurance Co. Of Ohio dated May 1, 2013(29)

(xxii)
Amendment No. 1 to Participation Agreement Among Transamerica Series Trust and Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Monumental Life Insurance Company and Western Reserve Life Assurance Co. Of Ohio dated May 1, 2013(29)

( xxiii)	Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (2)
(xxiv)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (3)
(xxv)	Amendment No. 4 to Participation Agreement Among Variable Insurance Products Fund, Variable Insurance Products Fund II, Fidelity Distributors Corporation and Transamerica dated May 1, 2004 (10)
(xxvi)	Amended and Restated Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and Transamerica Financial Life Insurance Company dated February 28, 2014 (29)
( xxvii)	Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (2)
(xxviii)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (3)

(xxix)	Third Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and AUSA Life dated July 2, 2001 (6)
(xxx)	Fifth Amendment to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Transamerica dated July 1, 2004 (10)
(xxxi)
Amendment No. 8 to Participation Agreement among Transamerica Financial Life Insurance Company, Variable Insurance Products Fund II, Variable Insurance Products Fund V, and Fidelity Distributors Corporation dated January 10, 2008 (28)

(xxxii)
Amendment No. 9 to Participation Agreement among Transamerica Financial Life Insurance Company, Variable Insurance Products Fund II, Variable Insurance Products Fund V, and Fidelity Distributors Corporation dated May 1, 2011(28)

(xxxiii)
Amendment No. 10 to Participation Agreement Among Transamerica Financial Life Insurance Company and Fidelity Distributors Corporation and Variable Insurance Products Fund II and Variable Insurance Products V dated May 1, 2013

(xxxiv)	Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated August 31, 2000 (2)

(xxxv)	Second Amendment to Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and AUSA Life dated May 1, 2001 (3)
(xxxvi)	Amendment No. 5 to Participation Agreement among Transamerica Financial Life Insurance Company, Variable Insurance Products Fund III and Fidelity Distributors Corporation dated July 30, 2007 (28)
(xxxvii)	Amendment No. 6 to Participation Agreement among Transamerica Financial Life Insurance Company, Variable Insurance Products Fund III and Fidelity Distributors Corporation dated January 10, 2008 (28)
(xxxviii)	Amendment No. 7 to Participation Agreement among Transamerica Financial Life Insurance Company, Variable Insurance Products Fund III and Fidelity Distributors Corporation dated May 1, 2011(28)
(xxxix)	Amended and Restated Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and Transamerica Financial Life Insurance Company dated February 28, 2014 (29)

( xl)	Participation Agreement among ProFunds, Access One Trust, ProFunds Advisors, Inc. and Transamerica dated June 6, 2006 (1 3 )
( xli)	Amendment No. 1 to Participation Agreement among ProFunds, Access One Trust, ProFund Advisors, Inc. and Transamerica dated June 1, 2007 (1 3 )
( xlii)	Amendment No. 2 to Participation Agreement among ProFunds, Access One Trust, ProFund Advisors, Inc. and Transamerica dated February 28, 2008 (1 3 )
(xliii)	Amendment No. 4 to Participation Agreement among ProFunds, Access One Trust, ProFund Advisors, Inc. and Transamerica dated May 1, 2012 (18)
(xliv)	Amendment No. 5 to Participation Agreement by and among Transamerica Financial Life Insurance Company, ProFunds, Access One Trust and ProFund Advisors LLC dated May 1, 2013
(xlv)	Form of Participation Agreement Among AUSA Life Insurance Company, Inc., AFSG Securities Corporation, Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. dated May 1, 2001 (25)
(x lvi)	Amendment to Participation Agreement among AllianceBernstein Variable Products Series Fund, Inc. and Transamerica Financial Life Insurance Co. dated May 1, 2009 (1 4 )
(xlvii)
Amendment to Participation Agreement between Transamerica Financial Life Insurance Company, Transamerica Capital, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. dated May 1, 2011 (28)

(xlviii)
Amendment No. 8 to Participation Agreement between Transamerica Financial Life Insurance Company, Transamerica Capital, Inc., AllianceBernstein L.P., and AllianceBernstein Investments, Inc. dated May 1, 2011 (28)

(xlix)
Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Financial Life Insurance Company, and AFSG Securities Corporation dated May 1, 2004 (26)

( l)
Amendment No. 6 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Financial Life Insurance Co. and Transamerica Capital, Inc. dated May 1, 2009 (1 4 )

( li )
Amendment No. 7 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Financial Life Insurance Company, and Transamerica Capital, Inc. dated October 10, 2010 (28)

( lii )
Amendment No. 8 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Financial Life Insurance Company, and Transamerica Capital, Inc. dated May 1, 2011 (28)

(l i ii )
Amendment No. 9 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Financial Life Insurance Company, and Transamerica Capital, Inc. dated October 31, 2011 (28)

(liv)
Amendment of Participation Agreement s among Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, Transamerica Advisors Life Insurance Company of New York, Transamerica Advisors Life Insurance Company and Transamerica Capital, Inc. and Franklin Templeton Variable Insurance Products Trust and  Franklin/Templeton Distributors, Inc., dated January 1 5 , 2013

(lv)
Amendment No. 12 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Financial Life Insurance Company and Transamerica Capital, Inc. dated May 1, 2013

(lvi)
Amendment No. 1 3 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Financial Life Insurance Company and Transamerica Capital, Inc. dated May 1, 2014

(i)		Not Applicable
(j)		Not Applicable
(k)		Opinion and Consent of Arthur D. Woods, Esq. as to Legality of Securities Being Registered
(l)		Opinion and Consent of Donald Morden, FSA, MAAA as to Actuarial Matters Pertaining to the Securities Being Registered
(m)		Sample Hypothetical Illustration (8)
(n)		Other Opinions
	(i)	Written Consent of Ernst & Young LLP
(o)		Not Applicable
(p)		Not Applicable
(q)	(i)	Memorandum describing issuance, transfer and redemption procedures (10)
	(ii)	Memorandum describing issuance, transfer and redemption procedures, as amended (17)
(r)		Powers of Attorney
Name
	(i)	Peter Kunkel (29)
	(ii)	Peter P. Post (29)
	(iii)	William Brown, Jr. (29)
	(v)	John T Mallet (29)
	(vi)	Elizabeth Belanger (29)
	(vii)	Steven E. Frushtick (29)
	(viii)	Marc Cahn (29)
	(ix)	Eric J. Martin (29)

                                                       ___________________________________
(1)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form S-6 Registration Statement dated October 20, 1997 (File No. 33-86696) and is incorporated herein by reference.

(2)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form S-6 Registration Statement dated April 18, 2001 (File No. 333-38343) and is incorporated herein by reference.
(3)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 dated May 25, 2001 (File No. 333-61654) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Initial Registration Statement to Form S-6 Registration Statement dated October 21, 1997 (File No. 333-38343) and is incorporated herein by reference.

(5)	This exhibit was previously filed on Pre-Effective Amendment No. 3 to Form S-6 Registration Statement dated June 23, 1998 (File No. 33-86696) and is incorporated herein by reference.
(6)	This exhibit was previously filed on Post-Effective Amendment No. 1 to Form S-6 Registration Statement dated July 13, 2001 (File No. 333-61654) and is incorporated herein by reference.
(7)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated February 20, 2003 (File No. 333-61654) and is incorporated herein by reference.
(8)	This exhibit was previously filed on the Initial Registration Statement on Form N-6 Registration Statement dated November 7, 2003 (File No. 333-110315) and is incorporated herein by reference.
(9)	This exhibit was previously filed on the Initial Registration Statement on Form N-6 Registration Statement dated March 10, 2004 (File No. 333-113442) and is incorporated herein by reference.
(10)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated July 14, 2004 (File No. 333-113442) and is incorporated herein by reference.
(11)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form N-6 Registration Statement dated April 14, 2005 (File No.811-08878) and is incorporated herein by reference.
(12)	This exhibit was previously filed on Post-Effective Amendment No. 6 to Form N-6 Registration Statement dated April 13, 2006 (File No. 333-61654) and is incorporated herein by reference.

(13)	This exhibit was previously filed on Post-Effective Amendment No. 8 to Form N-6 Registration Statement dated April 25, 2008 (File 333-61654) and is incorporated herein by reference.
(14)	This exhibit was previously filed on Post-Effective Amendment No. 12 to Form N-6 Registration Statement dated April 30, 2009 (File No. 333-61654) and is incorporated herein by reference.
(15)	This exhibit was previously filed on Post-Effective Amendment No. 30 to Form N-4 Registration Statement dated November 19, 2009 (File No. 33-83560) and is incorporated herein by reference.
(16)	This exhibit was previously filed on Post-Effective Amendment No. 14 to Form N-6 Registration Statement dated April 20, 2011 (File No. 333-61654) and is incorporated herein by reference.
(17)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-6 Registration Statement dated April 22, 2011 (File No. 333-113442) and is incorporated herein by reference.
(18)	This exhibit was previously filed on Post-Effective Amendment No. 12 to Form N-6 Registration Statement dated April 20, 2012 (File No. 333-113442) and is incorporated herein by reference.
(19)	This exhibit was previously filed on Post-Effective Amendment No. 43 to Form N-4 Registration Statement dated April 30, 2008 (File No. 033-33085) and is incorporated herein by reference
(20)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form N-6 Registration Statement dated October 2, 2008 (File No. 333-153814) and is incorporated herein by reference
(21)	This exhibit was previously filed on Post-Effective Amendment No. 44 to Form N-4 Registration Statement dated November 6, 2008 (File No. 033-33085) and is incorporated herein by reference.
(22)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated January 13, 2012 (File No. 333-177584) and is incorporated herein by reference.
(23)	This exhibit was previously filed on Post-Effective Amendment No. 55 to Form N-4 Registration Statement dated June 22, 2012 (File No. 033-33085) and is incorporated herein by reference.
(24)	This exhibit was previously filed on Post-Effective Amendment No. 58 to Form N-4 Registration Statement dated September 10, 2012 (File No. 033-56908) and is incorporated herein by reference.
(25)	This exhibit was previously filed on Post-Effective Amendment No. 12 to Form N-4 Registration Statement dated April 27, 2001 (File No. 033-83560) and is incorporated herein by reference.
(26)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-4 Registration Statement dated April 29, 2005 (File No. 333-110048) and is incorporated herein by reference.
(27)	This exhibit was previously filed on Post-Effective Amendment No. 31 to Form N-4 Registration Statement dated April 23, 2010 (File No. 33-83560) and is incorporated herein by reference.
(28)	This exhibit was previously filed on Post-Effective Amendment No. 13 to Form N-6 Registration Statement dated April 26, 2013 (File No. 333-113442) and is incorporated herein by reference.
(29)	This exhibit was previously filed on Pre-Effective Amendment No. 2 to Form N-6 Registration Statement dated April XX, 2014 (333-192820) and is incorporated herein by reference.

Item 27. Directors and Officers of the Depositor	Principal Business Address	Position and Offices with Depositor
Peter Kunkel	(2)	Chairman of the Board and President
William Brown, Jr.	(3)	Director
John T. Mallett	(1)	Director and Vice President
Steven E. Frushtick	(4)	Director
Peter P. Post	(5)	Director
Elizabeth Belanger	(1)	Director and Vice President
Marc Cahn	(6)	Director, Vice President, Division General Counsel and Assistant Secretary
Eric J. Martin	(2)	Controller
(1) 440 Mamaroneck Ave., Harrison NY 10528; (2) 4333 Edgewood Rd., NE, Cedar Rapids Iowa 52499-0001; (3) 14 Windward Ave., White Plains, NY 10605; (4) 500 Fifth Ave., New York, NY 10110; (5) 415 Madison Ave., New York, NY 10017 (6) 24 Prime Park Way, Natick, MA 01760

Item 28.  Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
44764 Yukon Inc.	Canada	100% Creditor Resources, Inc.	Holding company
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada ULC	Canada
AEGON Canada Holding B.V. owns 174,588,712 shares of Common Stock; 1,500 shares of Series II Preferred stock; 2 shares of Series III Preferred stock.  TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.
Holding company
AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor
AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Core Mortgage Fund, LP	Delaware	Partners: AEGON USA Realty Advisors, LLC (99%); AEGON-CMF GP, LLC (1%)	Investment in mortgages
AEGON Direct & Affinity Marketing Services Australia Pty Limited	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct & Affinity Marketing Services Co., Ltd.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct & Affinity Marketing Services Limited	Hong Kong	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct & Affinity Marketing Services (Thailand) Limited	Thailand	97% Transamerica International Direct Marketing Consultants, LLC; remaining 3% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.
Authorized business:  Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government.

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (91.2389%); Monumental Life Insurance Company (8.7611%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC - sole Member	Affordable housing
ARV Pacific Villas, A California Limited Partnership	California
Partners:  Transamerica Affordable housing - 0.05% General Partner; non-AEGON affiliate, Jamboree Housing Corporation - 0.05% Managing General Partner; Transamerica Life Insurance Company - 67% Limited Partner; Monumental Life Insurance Company - 32% Limited Partner
Property
Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.
Asia Investment Holding Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Monumental Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency
Canadian Premier Life Insurance Company	Canada	100% Transamerica Life Canada	Insurance company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Clark, LLC	Delaware	Sole Member - Diversified Retirement Corporation	Holding company
Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm
Clark Investment Strategies, Inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer
Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company
Consumer Membership Services Canada Inc.	Canada	100% AEGON Canada ULC	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Company	Credit insurance
CRI Canada Ltd.	Canada	44764 Yukon Inc. owns all preferred shares of stock; various non-AEGON entities/investors own common shares of stock	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fong LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A. (73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A. (73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware
 Members: Garnet Community Investments, LLC (0.01%); ~~I~~ NG USA Annuity and Life Insurance company, a non-affiliate of AEGON  (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).
Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware
Members:  Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON:  New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)
Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware
Members:  Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON:  Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)
Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware
Members:  Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON:  USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)
Real estate investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Sole Member - Garnet Community Investments XXXVIII, LLC	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Sole Member - Garnet Community Investments XXXIX, LLC	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Sole Member - Garnet Community Investments XL, LLC	Investments
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Imani Fe, LP	California
Partners:  Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON:  ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)
Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Company	Leases business equipment
LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Legacy General Insurance Company	Canada	100% AEGON Canada ULC	Insurance company
Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Company	Trust company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
McDonald Corporate Tax Credit Fund IV Limited Partnership	Delaware	Partners: Monumental Life Insurance Company - 99.9% General Partner; TAH-McD IV, LLC - 0.10% General Partner	Tax credit fund
MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding Company	Provides financial counseling for employees and agents of affiliated companies
Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator
Monumental Life Insurance Company	Iowa	87.72% Commonwealth General Corporation; 12.28% AEGON USA, LLC	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.96%); Monumental Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Retirement Project Oakmont	California
General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner).  General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.
Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% AEGON Canada ULC	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Dormant
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund I, LLC	Delaware	Sole Member - Monumental Life Insurance Company	Real estate investments
TAHP Fund II, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	100% AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Company	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants Private Limited	India	99.95% AEGON DMS Holding B.V.; non-AEGON affiliate, Keshav Sunderraj owns .05%	Marketing consultant
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions Corporation	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company
Transamerica Life Insurance Company	Iowa
676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation;  30,564 shares of Preferred Stock owned by AEGON USA, LLC
Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% Monumental Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Monumental Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Investment advisor
Transamerica Retirement Insurance Agency, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Conduct business as an insurance agency.
Transamerica Retirement Solutions Corporation	Delaware	100% AUSA Holding Company	Retirement plan services.
Transamerica Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding Company	Third party administrator
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding Company	Inactive
Zero Beta Fund, LLC	Delaware
Members are:  Transamerica Life Insurance Company (82.35% ~~)~~ ;  Monumental Life Insurance Company (16.16%); Transamerica Financial Life Insurance Company (1.49%)  Manager:  AEGON USA Investment Management LLC
Aggregating vehicle formed to hold various fund investments.

Item 29.                 Indemnification

Provisions exist under the New York Law, the Articles of Incorporation of Transamerica and the Amended and Restated By-Laws of Transamerica whereby Transamerica may indemnify certain persons against certain payments incurred by such persons.  The following excerpts contain the substance of these provisions.

New York Business Corporation Law

Section 722.                      Authorization for indemnification of directors and officers

(a)           A corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the corporation served in any capacity at the request of the corporation, by reason of the fact that he, his testator or intestate, was a director or officer of the corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

(b)           The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation or that he had reasonable cause to believe that his conduct was unlawful.

(c)           A corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he, this testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification under this paragraph shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnify for such portion of the settlement amount and expenses as the court deems proper.

(d)           For the purpose of this section, a corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

Amended and Restated Bylaws

ARTICLE II

DIRECTORS AND THEIR MEETINGS

SEC. 7.                      Any person made a party to any action, suit, or proceeding by reason of the fact that he, his testator or intestate, is or was a director, officer, or employee of the Company or of any Company which he served as such at the request of the Company, shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such action, suit or proceeding, or in connection with appeal therein, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such officer, Director, or employee is liable for negligence or misconduct in the performance of his duties.  The Company may also reimburse to any Director, officer, or employee the reasonable costs of settlement of any such action, suit, or proceeding, if it shall be found by a majority of a committee composed of the Directors not involved in the matter of controversy (whether or not a quorum) that it was in the interest of the Company that such settlement be made and that such Director, officer or employee was not guilty of negligence or misconduct.  The amount to be paid, in each instance, pursuant to action of the Board of Directors, and the stockholders shall be given notice thereof in accordance with applicable provisions of law.  Such right of indemnification shall not be deemed exclusive of any other rights to which such Director, officer, or employee may be entitled.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.                    Principal Underwriter

(a)       Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA M, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA EE, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA N, Separate Account VA BNY, Separate Account VA HNY, Separate Account VA PP, Separate Account VA QNY, Separate Account VA QQ, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B.  These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC and Separate Account VL E.  This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)           Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Thomas A. Swank	(1)	Director
Michael W. Brandsma	(2)	Director, President and Chief Financial Officer
David W. Hopewell	(1)	Director
David R. Paulsen	(2)	Director, Chief Executive Officer and Chief Sales Officer
Blake S. Bostwick	(2)	Chief Marketing Officer and Chief Operations Officer
Courtney John	(2)	Chief Compliance Officer and Vice President
Erin K. Burke	(1)	Assistant Secretary
Amy Angle	(3)	Assistant Vice President
Elizabeth Belanger	(4)	Assistant Vice President
Dennis P. Gallagher	(5)	Assistant Vice President
C. Michiel van Katwijk	(3)	Treasurer and Executive Vice President
Jeffrey T. McClaun	(3)	Assistant Treasurer
Brenda L. Smith	(5)	Assistant Vice President
Darin D. Smith	(1)	Assistant Vice President
Lisa Wachendorf	(1)	Assistant Vice President
Arthur D. Woods	(5)	Assistant Vice President
Carrie N. Powicki	(2)	Secretary
Wesley J. Hodgson	(2)	Vice President

(1)     4333 Edgewood Road N.E., Cedar Rapids, IA  52499-0001
(2)     4600 S Syracuse St, Suite 1100, Denver, CO  80237-2719
(3)     100 Light Street, Floor B1, Baltimore, MD  21202
(4)     440 Mamaroneck Avenue, Harrison, NY  10528
(5)     570 Carillon Parkway, St. Petersburg, FL  33716

(c)       Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions(1)	Compensation
Transamerica Capital, Inc.		0	$ 650,620.70	0

(1)	Fiscal Year 201 3

* TCI passes through any commissions paid to it to the selling firms and does not retain any portion of such payments.

Item 31.                  Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Transamerica at 440 Mamaroneck Avenue, New York  10528, 4800 140th Avenue North, Clearwater, Florida  33762, or 12855 Starkey Road, Largo, Florida  33773.

Item 32.                  Management Services

Not Applicable

Item 33.                  Fee Representation Undertakings

Transamerica hereby represents that the fees and charges deducted under the TFLIC Freedom Elite Builder II Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica.

Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 14 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on 24th day of April, 2014.

TFLIC SERIES LIFE ACCOUNT
Registrant

By: /s/ Peter G. Kunkel
Peter G. Kunkel*/ Chairman of the Board and President

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY
Depositor

By: /s/ Peter G. Kunkel
Peter G. Kunkel Chairman of the Board and President*/of Transamerica Financial Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 4 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:
Signature and Title		DATE

/s/ Peter G. Kunkel Peter G.Kunkel*_/	Chairman of the Board and President	April 24, 2014

/s/ William Brown, Jr. William Brown, Jr. *_/	Director	April 24, 2014

/s/John T. Mallett John T. Mallett*_/	Director and Vice President	April 24, 2014

/s/ Steven E. Frushtick Steven E. Frushtick*_/	Director	April 24, 2014

/s/Peter P. Post Peter P. Post*_/	Director	April 24, 2014

/s/ Elizabeth Belanger Elizabeth Belanger*_/	Director and Vice President	April 24, 2014

/s/Marc Cahn Marc Cahn*-/	Director, Vice President, Division General Counsel, and Assistant Secretary	April 24, 2014

/s/Eric J. Martin Eric J. Martin*-/	Controller	April 24, 2014

/s/ Arthur D. Woods
*_/ Signed by Arthur D. Woods, Esq., as Attorney-In-Fact pursuant to powers of attorney previously filed

Exhibit Index

Exhibit                           Description
No.                           of Exhibit

26(h)(xxxiii)
Amendment No. 10 to Participation Agreement Among Transamerica Financial Life Insurance Company and Fidelity Distributors Corporation and Variable Insurance Products Fund II and Variable Insurance Products V dated May 1, 2013

26(h)(xliv)	Amendment No. 5 to Participation Agreement by and among Transamerica Financial Life Insurance Company, ProFunds, Access One Trust and ProFund Advisors LLC dated May 1, 2013

26(h)(liv)
Amendment of Participation Agreements between Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Western Reserve Life Assurance Co. of Ohio, Transamerica Advisors Life Insurance Company of New York, Transamerica Advisors Life Insurance Company and  Transamerica Capital, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. dated January 15, 2013

26(h)(lv)
Amendment No. 12 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Financial Life Insurance Company and Transamerica Capital, Inc. dated May 1, 2013

26(h)(lvi)
Amendment No. 13 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Transamerica Financial Life Insurance Company and Transamerica Capital, Inc. dated May 1, 2014

26(k)                           Opinion and Consent of Arthur D. Woods, Esq. as to Legality of Securities Being Registered

26(l)	Opinion and Consent of Donald Morden, FSA, MAAA as to Actuarial Matters Pertaining to the Securities being Registered

26(n)(i)	Written Consent of Ernst & Young LLP

Exhibit 26(h)(xxxiii)

Amendment No. 10 to Participation Agreement Among Transamerica Financial Life Insurance Company and
Fidelity Distributors Corporation and Variable Insurance Products Fund II and
Variable Insurance Products V dated May 1, 2013

SEE EXHIBIT

26(h)(xliv)
Amendment No. 5 to Participation Agreement by and among Transamerica Financial Life Insurance Company,
ProFunds, Access One Trust and
ProFund Advisors LLC dated
May 1, 2013

SEE EXHIBIT

  Exhibit 26(h)(liv)

Amendment of Participation Agreements between Transamerica Life Insurance Company,
Transamerica Financial Life Insurance Company, Western Reserve Life Assurance Co. of Ohio,
Transamerica Advisors Life Insurance Company of New York, Transamerica Advisors Life Insurance Company and
Transamerica Capital, Inc., Franklin Templeton Variable Insurance Products Trust and
Franklin/Templeton Distributors, Inc. dated January 15, 2013

SEE EXHIBIT

Exhibit 26(h)(lv)
Amendment No. 12 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust,
Franklin/Templeton Distributors, Inc., Transamerica Financial Life Insurance Company and
Transamerica Capital, Inc.
 Dated May 1, 2013

SEE EXHIBIT

Exhibit 26(h)(lvi)
Amendment No. 1 3 to Participation Agreement among Franklin Templeton Variable Insurance Products Trust,
Franklin/Templeton Distributors, Inc., Transamerica Financial Life Insurance Company and
Transamerica Capital, Inc. dated May 1, 2014

SEE EXHIBIT

Exhibit 26(k)

Opinion and Consent of Arthur D. Woods, Esq. as to Legality of Securities Being Registered

SEE EXHIBIT

Exhibit 26(l)

Opinion and Consent of Donald Morden , FSA, MAAA as to Actuarial Matters Pertaining to the Securities Being Registered

SEE EXHIBIT

Exhibit 26(n)(i)

Written Consent of Ernst & Young LLP

SEE EXHIBIT